UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07142

HIGHLAND FUNDS II

(Exact name of registrant as specified in charter)

200 Crescent Court

Suite 700

Dallas, Texas 75201

(Address of principal executive offices)(Zip code)

Highland Capital Management Fund Advisors, L.P.

200 Crescent Court

Suite 700

Dallas, Texas 75201

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (877) 665-1287

Date of fiscal year end: September 30

Date of reporting period: September 30, 2020

Item 1.	Reports to Stockholders.

A copy of the Annual Reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), is attached herewith (the “Annual Reports”). This report on Form N-CSR covers information for the year ended September 30, 20120 for. Highland Socially Responsible Equity Fund (the “Socially Responsible Equity Fund”), Highland Small-Cap Equity Fund (the “Small-Cap Equity Fund”), Highland Total Return Fund (the “Total Return Fund”), and Highland Fixed Income Fund (the “Fixed Income Fund”).

Highland Funds II

Highland Socially Responsible Equity Fund

Highland Small-Cap Equity Fund

Highland Total Return Fund

Highland Fixed Income Fund

Annual Report

September 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (highlandfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by contacting the Funds’ transfer agent at 1-877-665-1287.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 1-877-665-1287 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a Fund.

Highland Funds II

Highland Socially Responsible Equity Fund

Highland Small-Cap Equity Fund

Highland Total Return Fund

Highland Fixed Income Fund

Privacy Policy

We recognize and respect your privacy expectations, whether you are a visitor to our web site, a potential shareholder, a current shareholder or even a former shareholder.

Collection of Information. We may collect nonpublic personal information about you from the following sources:

•	Account applications and other forms, which may include your name, address and social security number, written and electronic correspondence and telephone contacts;
•	Web site information, including any information captured through the use of “cookies”; and
•	Account history, including information about the transactions and balances in your accounts with us or our affiliates.

Disclosure of Information. We may share the information we collect with our affiliates. We may also disclose this information as otherwise permitted by law. We do not sell your personal information to third parties for their independent use.

Confidentiality and Security of Information. We restrict access to nonpublic personal information about you to our employees and agents who need to know such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information, although you should be aware that data protection cannot be guaranteed.

Economic and market conditions change frequently.

There is no assurance that the trends described in this report will continue or commence.

A prospectus must precede or accompany this report. Please read the prospectus carefully before you invest.

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PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2020	Highland Socially Responsible Equity Fund

Performance Review

For the twelve-month period ended September 30, 2020, the Highland Socially Responsible Equity Fund (formerly, the Highland Premier Growth Equity Fund) (the “Fund”) returned 3.54% for Class Y shares. The Fund’s benchmarks, the S&P 500 Index and the MSCI KLD 400 Social Index, returned 16.56% and 18.80%, respectively.

Top contributors for the year include: Microsoft, Tesla, AMD, Nvidia and Vertex Pharmaceutical, while the largest detractors were: S&P 500 Depository Receipts, Acreage Holdings, Charles Schwab & Co, Pioneer Natural Resources and the NexPoint Strategic Opportunities Fund.

Manager’s Discussion

As noted in our last letter, the Fund was positioned optimistically at the start of the period despite geopolitical uncertainties such as U.S. elections, Brexit and trade tensions with China. We did not anticipate the impact of COVID-19 and adjusted the Fund’s portfolio as the pandemic unfolded. Specifically, a consistently lower exposure to the market was maintained while the S&P 500 Growth Index traded below its 200-day moving average, and positions were skewed toward more defensive sectors, such as utilities, REITs and consumer staples.

Although the Fund outperformed its benchmarks in the first quarter 2020, the Fund maintained a high cash position during the initial volatility caused by the COVID-19 pandemic (and small short position in the SPDR S&P 500 ETF Trust (“SPY”), noted above) and remained underexposed to the market through mid-May, which led to roughly 10% of underperformance against its benchmarks.

In addition to overall market hedges, the Fund continued to hedge individual positions, typically ahead of earnings announcements. The net result was a roughly 2% drag to overall performance over the period. Finally, portfolio turnover over the period was 642%, and is expected to be lower going forward as we anticipate a less volatile market environment.

[1]	Only eligible investors may purchase Class Y shares

Annual Report	1

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2020	Highland Socially Responsible Equity Fund

Average Annual Total Returns
	Class A		Class C		Class Y
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Year Ended	3.36%	-2.60%	2.61%	1.61%	3.54%	NA

Five Year	6.84%	5.59%	6.05%	6.05%	7.11%	NA

Ten Year	10.22%	9.57%	9.40%	9.40%	10.50%	NA

“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect the maximum sales charge of 5.75% on Class A Shares. Class A Shares bought without an initial sales charge in accounts aggregating $1 million or more at the time of purchase are subject to a 0.50% CDSC if redeemed within one year of purchase. The CDSC on Class C Shares is 1% within the first year for each purchase; there is no CDSC on Class C Shares thereafter.

Fees and Expenses: The total gross and net operating expenses of the Fund can be found in the Financial Highlights section of this report. Performance results reflect any contractual waivers and/or reimbursements of fund expenses by the Adviser. Absent this limitation, performance results would have been lower.

The performance data quoted here represents past performance and is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.highlandfunds.com.

2	Annual Report

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2020	Highland Small-Cap Equity Fund

Performance Review

For the twelve-month period ended September 30, 2020, the Highland Small Cap Equity Fund (the “Fund”) returned -61.72% for Class A shares, -62.04% for Class C shares and -61.63% for Class Y shares. The Fund’s benchmark, the S&P Small Cap 600 Growth Index, returned 0.04% over the same period.

Manager’s Discussion

The Fund’s top performing investment themes during the year were consumer staples, materials and healthcare. Technology, Financials and Real Estate were the largest detractors over the year. Largest single name detractors included a short position in Zoom Video Communications and long positions in Eurobank Ergasias Services and Alpha Bank. The Fund uses short positions, to protect from and/or take advantage of market and issuer-related risks. The Fund’s short positions had a negative impact on performance resulting in approximately 27.8% decrease to NAV.

Annual Report	3

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2020	Highland Small-Cap Equity Fund

Average Annual Total Returns
	Class A		Class C		Class Y
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Year Ended	-61.72%	-63.94%	-62.04%	-62.36%	-61.63%	NA
Five Year	-9.37%	-10.44%	-10.06%	-10.06%	-9.18%	NA

Ten Year	0.66%	0.06%	-0.11%	-0.11%	0.89%	NA

“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect the maximum sales charge of 5.75% on Class A Shares. Class A Shares bought without an initial sales charge in accounts aggregating $1 million or more at the time of purchase are subject to a 0.50% CDSC if redeemed within one year of purchase. The CDSC on Class C Shares is 1% within the first year for each purchase; there is no CDSC on Class C Shares thereafter.

Fees and Expenses: The total gross and net operating expenses of the Fund can be found in the Financial Highlights section of this report. Performance results reflect any contractual waivers and/or reimbursements of fund expenses by the Adviser. Absent this limitation, performance results would have been lower.

The performance data quoted here represents past performance and is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.highlandfunds.com.

4	Annual Report

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2020	Highland Total Return Fund

Performance Review

For the twelve-month period ended September 30, 2020, the Highland Total Return Fund (the “Fund”) returned 0.39% for Class A shares, -0.30% for Class C shares and 0.68% for Class Y shares. The Fund’s benchmarks, the Bloomberg Barclays Capital US Aggregate Bond Index and the S&P 500 Index, returned 6.82% and 15.09%, respectively, over the same period.

Manager’s Discussion

The Fund seeks to maximize total return by investing primarily in a combination of U.S. and International equity and debt securities. We utilize an active approach to asset allocation and hold concentrated positions. Our valuation discipline across asset classes and independent insights ensures that each investment candidate is evaluated from varying perspectives and investment ideas compete for capital.

Due to the tightness of the market rally from the COVID-19 market bottom in mid-March 2020, our all-capitalization approach has not yet contributed positively to performance during the 12 month period.

As the markets broaden their scope to include more capitalizations, geographies and investment styles, we are closing back in on the index and category over a 5-year basis. The Fund’s 3 share classes (Y, A and C) returned 23.23%, 23.07% and 22.64%, respectively, following the COVID-19 bottom in mid-March 2020 and have since outpaced a 60/40 combination of S&P 500 Index and Bloomberg Barclays Capital U.S. Aggregate Index (“AGG”), which returned 32.97% and 6.56%, respectively, for the same period.

If the market does indeed continue to broaden, our outsized bets in international, real assets and small cap we believe are well positioned to take advantage. We have always believed it is a market of stocks, not a stock market. If correlations begin to fade, then our focus will turn to out-of-favor companies with solid long-term prospects and attractive free cash yields which we believe can continue their ascent versus the past 12 years’ momentum-oriented security markets.

The Fund has not made any significant changes over the past year except to increase our weightings in international investments and expand into a few more investible real asset equities. Our large position in low duration bonds has proved fruitful during our management tenure as it has preserved our ability to dynamically allocate capital.

Annual Report	5

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2020	Highland Total Return Fund

Average Annual Total Returns
	Class A		Class C		Class Y
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Year Ended	0.39%	-5.37%	-0.30%	-1.29%	0.68%	NA

Five Year	5.03%	3.80%	4.24%	4.24%	5.28%	NA

Ten Year	5.13%	4.51%	4.34%	4.34%	5.38%	NA

“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect the maximum sales charge of 5.75% on Class A Shares. Class A Shares bought without an initial sales charge in accounts aggregating $1 million or more at the time of purchase are subject to a 0.50% CDSC if redeemed within one year of purchase. The CDSC on Class C Shares is 1% within the first year for each purchase; there is no CDSC on Class C Shares thereafter.

Fees and Expenses: The total gross and net operating expenses of the Fund can be found in the Financial Highlights section of this report. Performance results reflect any contractual waivers and/or reimbursements of fund expenses by the Adviser. Absent this limitation, performance results would have been lower.

The performance data quoted here represents past performance and is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.highlandfunds.com.

6	Annual Report

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2020	Highland Fixed Income Fund

Performance Review

For the twelve-month period ended September 30, 2020, the Highland Fixed Income Fund (the “Fund”) returned 4.27% for Class A shares, 3.57% for Class C shares, and 4.54% for Class Y shares. The Fund’s benchmark, the Bloomberg Barclays Capital US Aggregate Bond Index, returned 6.98%, and the Fund’s Morningstar peer group, the Intermediate Core-Plus Bond Category, returned 6.37% over the same period.

The underperformance over the past twelve months was primarily driven by the Fund’s underweight exposure to longer duration securities. The Fund had a duration of 4.3 years versus 6.0 years for the index to begin the year. The Fund was more defensively positioned in short maturity credit. Since March, the Fund has increased duration to 6.3 years and significantly increased longer maturity corporate credit exposure as we believe the Federal Reserve (the”Fed”) will remain extremely accommodative over the next several years. We continue to see attractive valuations and total return opportunities in corporate credit and plan to use spread widening events as opportunities to increase our exposure.

Manager’s Discussion

In August of last year, the Fed reversed course on raising interest rates. Instead, it lowered the target rate by a one-quarter percentage point. The Fed followed this action with two more rate decreases in 25 bp increments before the end of the year. Then the Covid-19 pandemic began, upending lives, sheltering us at home, and setting the world economy back on its heels. The pandemic has caused hundreds of thousands of deaths and infected millions more, some recovering with debilitating or life-threatening maladies. Health protocols like protective masks, social distancing, and quarantines are helping to slow the infection rate and alleviate hospital capacity problems. These safety measures, however, have had unintended consequences. Both fiscal stimulus - in the form of three rescue packages - and extraordinarily stimulative monetary policy have been required to help support the economy and the millions of households in need. This support continues today and has kept interest rates across the curve near historic lows.

The Fed’s stimulative actions this year have added a large amount of liquidity to corporate bond issuers. New issuance has reached $1.46 trillion year-to-date, a full year record with three months to go in the year. A significant amount of the new issuance has been defensive in nature, raising liquidity and terming out maturities at relatively attractive long-term interest rates. These policies and actions have resulted in very high levels of leverage across the fixed income universe. Currently, these levels provide opportunities to obtain excess spread and return in corporate issues.

Each economic cycle has aspects that define both risks and opportunities. By thinking about a reasonable high and low and where we sit today, we can see where there may be risk-adjusted opportunities. Since March, we have repositioned the portfolio to take advantage of corporate spreads. We are focusing on credit research in sectors that we believe to be undervalued by pandemic concerns. We believe credit selection will be the primary source of fixed income returns over the coming months and have increased our exposure to corporate securities to take advantage of these opportunities.

The Fund remains underweight in duration since compensation for taking interest rate risk in the current environment remains very low. Weaker credit quality and bondholder protections in the U.S. corporate sector are not appropriately reflected in credit spreads so we have reduced the Fund’s corporate credit exposure from 60 percent to less than 30 percent. We believe we are entering a period that is likely to be rough for risk assets and look to extend duration and own fixed over floating-rate debt. As we await significant opportunities to invest, liquidity positions in U.S. government guaranteed securities and U.S. agency mortgage-backed securities have been increasing. We look forward to taking advantage of these future opportunities and in the interim have a preference for quality and liquidity over current income in order to preserve investor capital while we wait.

Annual Report	7

PORTFOLIO MANAGER COMMENTARY (unaudited)

September 30, 2020	Highland Fixed Income Fund

Average Annual Total Returns
	Class A		Class C		Class Y
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Year Ended	4.27%	-0.16%	3.57%	2.57%	4.54%	NA

Five Year	3.82%	2.92%	3.05%	3.05%	4.08%	NA

Ten Year	3.32%	2.88%	2.55%	2.55%	3.59%	NA

“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect the maximum sales charge of 4.25% on Class A Shares. Class A Shares bought without an initial sales charge in accounts aggregating $1 million or more at the time of purchase are subject to a 0.50% CDSC if redeemed within one year of purchase. The CDSC on Class C Shares is 1% within the first year for each purchase; there is no CDSC on Class C Shares thereafter.

Fees and Expenses: The total gross and net operating expenses of the Fund can be found in the Financial Highlights section of this report. Performance results reflect any contractual waivers and/or reimbursements of fund expenses by the Adviser. Absent this limitation, performance results would have been lower.

The performance data quoted here represents past performance and is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.highlandfunds.com.

8	Annual Report

FUND PROFILE (unaudited)

Highland Socially Responsible Equity Fund

Objective

Highland Socially Responsible Equity Fund seeks long-term growth of capital and future income rather than current income.

Net Assets as of September 30, 2020

$69.4 million

Portfolio Data as of September 30, 2020

The information below provides a snapshot of Highland Socially Responsible Equity Fund at the end of the reporting period. Highland Socially Responsible Equity Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Sector Classifications as of 09/30/2020 (%)(1)

Information Technology	32.3
Healthcare	14.7
Communication Services	13.5
Consumer Discretionary	11.0
Industrials	5.6
Materials	3.6
Consumer Staples	3.5
Financials	2.2
Utilities	2.1
Real Estate	0.7
Other Investments and Assets & Liabilities	10.8

Top 10 Holdings as of 9/30/2020 (%)(1)

Microsoft Corp. (Common Stock)	9.1
NexPoint Merger Arbitrage Fund (Registered Investment Company)	6.5
Alphabet, Inc. (Common Stock)	6.3
Facebook, Inc. (Common Stock)	4.2
Texas Instruments, Inc. (Common Stock)	4.1
Amgen, Inc. (Common Stock)	3.7
Best Buy (Common Stock)	3.2
Cummins (Common Stock)	3.0
Cognizant Technology Solutions (Common Stock)	3.0
Ecolab (Common Stock)	2.9

(1)	Industries and holdings are calculated as a percentage of total net assets.

Annual Report	9

FUND PROFILE (unaudited)

Highland Small-Cap Equity Fund

Objective

Highland Small-Cap Equity Fund seeks long-term growth of capital.

Net Assets as of September 30, 2020

$ 11.5 million

Portfolio Data as of September 30, 2020

The information below provides a snapshot of Highland Small-Cap Equity Fund at the end of the reporting period. Highland Small-Cap Equity Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Sector Classifications as of 09/30/2020 (%)(1)

Real Estate	32.1
Healthcare	24.7
Financials	21.4
Materials	13.4
Industrials	5.0
Energy	3.7
Utilities	2.9
Consumer Discretionary	2.5
Communication Services	1.3
Information Technology	(43.6)
Other Investments and Assets & Liabilities	36.6

Top 10 Holdings as of 9/30/2020 (%)(1)(2)

Braemar Hotels & Resorts 5.50%, (Preferred Stock)	16.5
MPM Holdings, Inc. (Common Stock)	10.8
NexPoint Residential Trust (Common Stock)	10.5
Eurobank Ergasias Services and Holdings (Common Stock)	9.7
NexPoint Strategic Opportunities Fund (Registered Investment Company)	8.9
Alpha Bank AE (Common Stock)	7.6
Coherus Biosciences, Inc. (Common Stock)	6.4
Alteryx (Common Stock)	5.9
Paratek Pharmaceuticals, Inc. (Common Stock)	3.3
Heron Therapeutics, Inc. (Common Stock)	3.2

(1)	Industries and holdings are calculated as a percentage of total net assets.

(2)	Excludes cash equivalents.

10	Annual Report

FUND PROFILE (unaudited)

Highland Total Return Fund

Objective

Highland Total Return Fund seeks maximum total return, which includes both income and capital appreciation.

Net Assets as of September 30, 2020

$67.4 million

Portfolio Data as of September 30, 2020

The information below provides a snapshot of Highland Total Return Fund at the end of the reporting period. Highland Total Return Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Quality Breakdown as of 9/30/2020 (%)(1)

AAA	8.5
A	13.7
BBB	18.4
BB	2.1
B	47.1
NR	10.2

Industry Classifications as of 09/30/2020 (%)(1)

Common Stocks	60.2
Foreign Common Stocks	15.0
Registered Investment Companies	6.7
Preferred Stock	5.7
Corporate Bonds & Notes	4.3
Repurchase Agreements	1.9
Special Purpose Acquisition Company	1.7
Agency Mortgage-Backed Securities	1.6
Foreign Corporate Bonds & Notes	0.6
Master Limited Partnership	0.5
Non-Agency Collateralized Mortgage-Backed Securities	0.2
Warrants	0.1
Agency Collateralized Mortgage Obligations+	0.0
Other Investments and Assets & Liabilities	1.5

Top 10 Holdings as of 9/30/2020 (%)(1)(2)

PICO Holdings, Inc. (Common Stock)	8.7
Bollore SA (Foreign Common Stock)	6.8
Liberty Media Corp.-Liberty Formula One (Common Stock)	4.7
Berkshire Hathaway, Inc. (Common Stock)	4.4
CenturyLink, Inc. (Common Stock)	4.4
GCI Liberty, Inc. (Common Stock)	4.2
Texas Pacific Land Trust (Common Stock)	3.9
Amazon.com, Inc. (Common Stock)	3.4
Brookfield Asset Management, Inc. (Common Stock)	2.8
EXOR (Foreign Common Stock)	2.6

(1)

Quality is calculated as a percentage of total bonds & notes. Sectors and holdings are calculated as a percentage of total net assets. The quality ratings reflected were issued by Standard & Poors, a nationally recognized statistical rating organization. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Quality ratings reflect the credit quality of the underlying bonds in the Fund’s portfolio and not that of the Fund itself. Quality Ratings are subject to change.

(2)	Excludes cash equivalents.

+	Less than 0.05%.

Annual Report	11

FUND PROFILE (unaudited)

Highland Fixed Income Fund

Objective

Highland Fixed Income Fund seeks maximum income consistent with prudent investment management and the preservation of capital.

Net Assets as of September 30, 2020

$ 198.9 million

Portfolio Data as of September 30, 2020

The information below provides a snapshot of Highland Fixed Income Fund at the end of the reporting period. Highland Fixed Income Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Quality Breakdown as of 9/30/2020 (%)(1)

AAA	4.6
AA	1.9
A	9.8
BBB	68.2
BB	9.5
B	0.4
CCC	0.2
NR	5.4

Industry Classifications as of 09/30/2020 (%)(1)

Corporate Bonds & Notes	44.0
Agency Mortgage-Backed Securities	25.3
Preferred Stock	7.6
U.S. Treasury Obligations	4.6
Registered Investment Companies	3.9
U.S. Government Agency — Asset-Backed Securities	3.7
Municipal Bonds	3.4
Repurchase Agreements	1.1
Common Stocks	1.0
Asset-Backed Securities	0.9
Non-Agency Collateralized Mortgage-Backed Securities	0.8
Exchange-Traded Fund	0.7
Agency Collateralized Mortgage Obligations	0.6
Foreign Corporate Bonds & Notes	0.3
Rights	0.0
Other Investments and Assets & Liabilities	2.1

Top 10 Holdings as of 9/30/2020 (%)(1)(2)

Qwest Corp. 6.50%, 9/1/2056 (Preferred Stock)	2.1
U.S. Treasury Bonds 2.25%, 8/15/2046 (U.S. Treasury Obligations)	2.1
Pacific Gas and Electric 2.50%, 2/1/2031 (Corporate Bonds & Notes)	2.0
Southwest Airlines 7.38%, 3/1/2027 (Corporate Bonds & Notes)	1.9
Marriott International 4.00%, 4/15/2028 (Corporate Bonds & Notes)	1.7
U.S. Treasury Bonds 1.13%, 5/15/2040 (U.S. Treasury Obligations)	1.7
JPMorgan Chase & Co 6.75% (Corporate Bonds & Notes)	1.6
Qwest Corp. 6.75%, 6/15/2057 (Preferred Stock)	1.5
Oaktree Specialty Lending 3.50%, 2/25/2025 (Corporate Bonds & Notes)	1.4
FRESB Mortgage Trust 3.48%, 6/25/2028 (Agency Mortgage-Backed Securities)	1.3

(1)

Quality is calculated as a percentage of total bonds & notes. Sectors and holdings are calculated as a percentage of total net assets. The quality ratings reflected were issued by Standard & Poors, a nationally recognized statistical rating organization. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Quality ratings reflect the credit quality of the underlying bonds in the Fund’s portfolio and not that of the Fund itself. Quality Ratings are subject to change.

(2)	Excludes cash equivalents.

12	Annual Report

FINANCIAL STATEMENTS

September 30, 2020

A guide to understanding each Fund’s financial statements

Investment Portfolios	The Investment Portfolio details each of the Fund’s holdings and their market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset and industry to demonstrate areas of concentration and diversification.

Statements of Assets and Liabilities	This statement details each Fund’s assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all of a Fund’s liabilities (including any unpaid expenses) from the total of the Fund’s investment and noninvestment assets. The net asset value per share for each class is calculated by dividing net assets allocated to that share class by the number of shares outstanding in that class as of the last day of the reporting period.

Statements of Operations	This statement reports income earned by each Fund and the expenses incurred by each Fund during the reporting period. The Statement of Operations also shows any net gain or loss a Fund realized on the sales of its holdings during the period as well as any unrealized gains or losses recognized over the period. The total of these results represents a Fund’s net increase or decrease in net assets from operations.

Statements of Changes in Net Assets	This statement details how each Fund’s net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and distribution reinvestments) during the reporting period. The Statement of Changes in Net Assets also details changes in the number of shares outstanding.

Statement of Cash Flows	This statement reports net cash and foreign currency provided or used by operating, investing and financing activities and the net effect of those flows on cash and foreign currency during the period.

Financial Highlights	The Financial Highlights demonstrate how each Fund’s net asset value per share was affected by the Fund’s operating results. The Financial Highlights also disclose the classes’ performance and certain key ratios (e.g., net expenses and net investment income as a percentage of average net assets).

Notes to Financial Statements	These notes disclose the organizational background of the Funds, certain of their significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

Annual Report	13

INVESTMENT PORTFOLIO

As of September 30, 2020	Highland Socially Responsible Equity Fund

Shares		Value ($)

Common Stocks - 89.2%

COMMUNICATION SERVICES - 13.5%
3,000	Alphabet, Inc., Class A (a)(b)	4,396,800
11,000	Facebook, Inc., Class A (b)	2,880,900
19,000	Verizon Communications, Inc.	1,130,310
8,000	Walt Disney Co.	992,640

		9,400,650

CONSUMER DISCRETIONARY - 11.0%
19,980	Acreage Holdings, Class D (b)	39,960
46,620	Acreage Holdings, Class E (b)	111,422
20,000	Best Buy	2,225,800
80,000	Hanesbrands (c)	1,260,000
5,000	Home Depot	1,388,550
15,000	Starbucks Corp.	1,288,800
3,000	Tesla, Inc. (b)	1,287,030

		7,601,562

CONSUMER STAPLES - 3.5%
19,000	Coca-Cola	938,030
11,000	Procter & Gamble	1,528,890

		2,466,920

FINANCIALS - 2.2%
60,000	Ally Financial, Inc.	1,504,200

HEALTHCARE - 14.7%
8,000	AbbVie, Inc.	700,720
5,000	Align Technology (b)	1,636,800
10,000	Amgen, Inc.	2,541,600
15,000	Edwards Lifesciences Corp. (b)	1,197,300
11,000	Merck & Co., Inc.	912,450
6,000	Teladoc Health, Inc. (b)(c)	1,315,440
7,000	Vertex Pharmaceuticals, Inc. (b)	1,904,840

		10,209,150

INDUSTRIALS - 5.6%
10,000	Cummins	2,111,600
10,000	Kansas City Southern	1,808,300

		3,919,900

INFORMATION TECHNOLOGY - 32.3%
2,000	Adobe, Inc. (b)	980,860
18,000	Advanced Micro Devices (b)	1,475,820
20,000	Cisco Systems	787,800
30,000	Cognizant Technology Solutions, Class A	2,082,600
20,000	Intel Corp.	1,035,600
4,000	Mastercard, Class A	1,352,680
30,000	Microsoft Corp. (a)	6,309,900
3,000	NVIDIA Corp.	1,623,660
5,000	PayPal Holdings, Inc. (b)	985,150
20,000	Texas Instruments, Inc.	2,855,800
8,000	Visa, Inc., Class A	1,599,760
6,000	Workday, Class A (b)	1,290,780

		22,380,410

MATERIALS - 3.6%
10,000	Ecolab	1,998,400

Shares		Value ($)

MATERIALS (continued)
2,000	Linde	476,260
2,000	Omnimax International, Inc. (b)(d)(e)	—

		2,474,660

REAL ESTATE - 0.7%
2,000	American Tower, REIT (a)	483,460

UTILITIES - 2.1%
10,000	American Water Works	1,448,800

	Total Common Stocks (Cost $58,410,267)	61,889,712

Registered Investment Companies - 8.0%
221,701	NexPoint Merger Arbitrage Fund, Class Z (f)	4,538,227
113,732	NexPoint Strategic Opportunities Fund (f)	984,919

	Total Registered Investment Companies (Cost $6,601,573)	5,523,146

Preferred Stock - 0.0%

HEALTHCARE - 0.0%
434,783	AMINO, Inc., Series C (b)(d)(e)(i)(j)	—

	Total Preferred Stock (Cost $2,500,002)	—

Principal Amount $

Repurchase Agreements (g)(h) - 1.9%
309,679	Citigroup Global Markets 0.080%, dated 09/30/2020 to be repurchased on 10/01/2020, repurchase price $309,680 (collateralized by U.S. Government obligations, ranging in par value $5,417 - $37,869, 0.000% - 4.625%, 11/27/2020 - 11/01/2059; with total market value $315,873)	309,679
309,679	Daiwa Capital Markets 0.090%, dated 09/30/2020 to be repurchased on 10/01/2020, repurchase price $309,680 (collateralized by U.S. Government obligations, ranging in par value $0 - $82,581, 0.000% - 6.500%, 11/15/2020 - 03/01/2052; with total market value $315,873)	309,679
309,679	HSBC Securities USA 0.070%, dated 09/30/2020 to be repurchased on 10/01/2020, repurchase price $309,680 (collateralized by U.S. Government obligations, ranging in par value $70 - $442,399, 0.000% - 3.5000%, 11/15/2025 - 10/20/2049; with total market value $315,873)	309,679

14	See Glossary on page 27 for abbreviations along with accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of September 30, 2020	Highland Socially Responsible Equity Fund

Principal Amount $		Value ($)

Repurchase Agreements (g)(h) (continued)
309,679	RBC Dominion Securities 0.080%, dated 09/30/2020 to be repurchased on 10/01/2020, repurchase price $309,680 (collateralized by U.S. Government obligations, ranging in par value $0 - $48,350, 0.000% - 5.500%, 10/27/2020 - 07/15/2061; with total market value $315,873)	309,679
91,803	Morgan Stanley & Co. 0.080%, dated 09/30/2020 to be repurchased on 10/01/2020, repurchase price $91,803 (collateralized by U.S. Government obligations, ranging in par value $0 - $22,347, 2.000% - 8.000%, 07/01/2021 - 10/01/2050; with total market value $93,639)	91,803

	Total Repurchase Agreements (Cost $1,330,519)	1,330,519

Shares

Cash Equivalent - 0.5%

MONEY MARKET FUND (k) - 0.5%
368,952	Dreyfus Treasury & Agency Cash Management, Institutional Class 0.010%	368,952

	Total Cash Equivalent (Cost $368,952)	368,952

Total Investments - 99.6%		69,112,329

(Cost $69,211,313)
Other Assets & Liabilities, Net - 0.4%		243,898

Net Assets - 100.0%		69,356,227

(a)	All or part of this security is pledged as collateral for short sales. The fair value of the securities pledged as collateral was $8,258,960.
(b)	Non-income producing security.
(c)

Securities (or a portion of securities) on loan. As of September 30, 2020, the fair value of securities loaned was $1,367,668. The loaned securities were secured with cash and securities collateral of $1,395,418. Collateral is calculated based on prior day’s prices.

(d)

Securities with a total aggregate value of $0, or 0.0% of net assets, were classified as Level 3 within the three-tier fair value hierarchy. Please see Notes to Financial Statements for an explanation of this hierarchy, as well as a list of unobservable inputs used in the valuation of these instruments.

(e)

Represents fair value as determined by the Fund’s Board of Trustees (the “Board”), or its designee in good faith, pursuant to the policies and procedures approved by the Board. The Board considers fair valued securities to be securities for which market quotations are not readily available and these securities may be valued using a combination of observable and unobservable inputs. Securities with a total aggregate value of $0, or 0.0% of net assets, were fair valued under the Fund’s valuation procedures as of September 30, 2020. Please see Notes to Financial Statements.

(f)	Affiliated issuer. Assets with a total aggregate market value of $5,523,146, or 8.0% of net assets, were affiliated with the Fund as of September 30, 2020.
(g)	Tri-Party Repurchase Agreement.
(h)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of September 30, 2020 was $1,330,519.
(i)	There is currently no rate available.
(j)

Restricted Securities. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under the procedures established by the Board. Additional Information regarding such securities follows:

Restricted Security	Security Type	Acquisition Date	Cost of Security	Fair Value at Year End	Percent of Net Assets
AMINO, Inc.	Preferred Stock	11/18/2016	$2,500,002	$—	0.0%

(k)	Rate shown is 7 day effective yield.

See Glossary on page 27 for abbreviations along with accompanying Notes to Financial Statements.	15

INVESTMENT PORTFOLIO

As of September 30, 2020	Highland Small-Cap Equity Fund

Shares		Value ($)

Common Stocks - 100.1%

COMMUNICATION SERVICES - 1.3%
7,638	Sinclair Broadcast Group, Inc., Class A (a)	146,879

CONSUMER DISCRETIONARY - 2.5%
4,545	Genesco, Inc. (a)(b)	97,899
2,050	Gentherm, Inc. (a)(b)	83,845
1,769	LKQ Corp. (a)(b)	49,055
1,500	Oxford Industries, Inc. (a)	60,540

		291,339

ENERGY - 1.1%
3,210	Dril-Quip, Inc. (a)(b)	79,479
18,749	NexTier Oilfield Solutions (b)	34,686
7,164	SM Energy	11,391

		125,556

FINANCIALS - 21.4%
4,886,009	Alpha Bank AE ADR (b)	879,726
133	Ashford (b)	772
774	Canadian Imperial Bank of Commerce (a)	57,833
4,775	CIT Group, Inc. (a)	84,565
5,795,622	Eurobank Ergasias Services and Holdings ADR	1,118,555
5,570	First Horizon National (a)	52,526
7,013	KKR & Co., Inc., Class A (a)	240,827
6,935	Oaktree Specialty Lending Corp. (a)	33,565

		2,468,369

HEALTHCARE - 24.7%
10,700	Aerie Pharmaceuticals, Inc. (b)	125,939
8,450	Amicus Therapeutics, Inc. (a)(b)	119,314
557	Charles River Laboratories International, Inc. (a)(b)	126,133
40,000	Coherus Biosciences, Inc. (a)(b)	733,600
7,995	Collegium Pharmaceutical, Inc. (a)(b)	166,456
25,273	Heron Therapeutics, Inc. (a)(b)	374,546
2,993	Intersect ENT, Inc. (a)(b)	48,816
4,123	MEDNAX, Inc. (a)(b)	67,123
668	Molina Healthcare, Inc. (a)(b)	122,271
1,225	NuVasive, Inc. (a)(b)	59,498
1,138	Pacira BioSciences, Inc. (a)(b)	68,416
70,020	Paratek Pharmaceuticals, Inc. (a)(b)	378,808
1,570	PRA Health Sciences, Inc. (a)(b)	159,261
10,080	Surgery Partners, Inc. (a)(b)	220,752
961	Ultragenyx Pharmaceutical, Inc. (a)(b)	78,984

		2,849,917

INDUSTRIALS - 5.0%
2,310	CoreLogic, Inc. (a)	156,318
7,000	JetBlue Airways Corp. (a)(b)	79,310
14,890	Luxfer Holdings (a)	186,869
4,500	Resources Connection, Inc. (a)	51,975
330	Teledyne Technologies, Inc. (a)(b)	102,369

		576,841

Shares		Value ($)

INFORMATION TECHNOLOGY - 12.2%
6,000	Alteryx, Class A (a)(b)	681,300
6,575	Avaya Holdings Corp. (a)(b)	99,940
2,750	Cornerstone OnDemand, Inc. (a)(b)	99,990
10,373	Ebix, Inc. (a)	213,684
	Science Applications International
2,225	Corp. (a)	174,484
1,588	SS&C Technologies Holdings, Inc. (a)	96,106
1,748	Teradata Corp. (a)(b)	39,680

		1,405,184

MATERIALS - 13.4%
13,050	Loma Negra Cia Industrial Argentina ADR (a)(b)	56,245
250,000	MPM Holdings, Inc. (b)(c)	1,250,000
750	Quaker Chemical Corp. (a)	134,783
1,650	Sensient Technologies Corp. (a)	95,271

		1,536,299

REAL ESTATE - 15.6%
7,943	Ashford Hospitality Trust, REIT	13,106
24,250	Independence Realty Trust, Inc., REIT (a)	281,058
27,333	NexPoint Residential Trust, REIT (a)(f)	1,212,218
12,277	RAIT Financial Trust, REIT (b)(d)(e)	-
7,150	RLJ Lodging Trust, REIT (a)	61,919
10,266	Spirit MTA, REIT	7,880
6,525	Spirit Realty Capital, Inc., REIT (a)	220,219

		1,796,400

UTILITIES - 2.9%
54,900	Central Puerto ADR	122,976
2,725	NRG Energy, Inc. (a)	83,766
6,788	Vistra Energy Corp. (a)	128,021

		334,763

	Total Common Stocks (Cost $16,917,944)	11,531,547

Preferred Stock - 16.5%

REAL ESTATE - 16.5%
157,629	Braemar Hotels & Resorts, REIT 5.50% (a)(b)(g)	1,899,430

	Total Preferred Stock (Cost $2,389,057)	1,899,430

Registered Investment Companies - 11.1%
39,647	Highland Global Allocation Fund (a)(f)	245,812
118,673	NexPoint Strategic Opportunities Fund (a)(f)	1,027,708

	Total Registered Investment Companies (Cost $2,779,797)	1,273,520

Master Limited Partnerships - 2.6%

ENERGY - 2.6%
35,645	Energy Transfer LP (a)	193,196
3,575	Plains All American Pipeline LP (a)	21,378
11,238	Western Midstream Partners LP (a)	89,904

	Total Master Limited Partnerships (Cost $656,098)	304,478

16	See Glossary on page 27 for abbreviations along with accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of September 30, 2020	Highland Small-Cap Equity Fund

Shares		Value ($)

Cash Equivalent - 7.6%

MONEY MARKET FUND(h) - 7.6%
880,390	Dreyfus Treasury & Agency Cash Management, Institutional Class 0.010%	880,390

	Total Cash Equivalent (Cost $880,390)	880,390

Total Investments - 137.9%		15,889,365

(Cost $23,623,286)

Securities Sold Short - (55.8)%

Common Stocks - (55.8)%

INFORMATION TECHNOLOGY - (55.8)%
(3,460)	Coupa Software (i)	(948,871)
(17,000)	Sailpoint Technologies Holdings (i)	(672,690)
(10,240)	Zoom Video Communications, Class A (i)	(4,813,926)

	Total Common Stocks (Proceeds $3,055,546)	(6,435,487)

	Total Securities Sold Short - (55.8)% (Proceeds $3,055,546)	(6,435,487)

Other Assets & Liabilities, Net - 17.9% (j)		2,071,902

Net Assets - 100.0%		11,525,780

(a)	All or part of this security is pledged as collateral for short sales. The fair value of the securities pledged as collateral was $11,733,620.
(b)	Non-income producing security.
(c)

Restricted Securities. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under the procedures established by the Fund’s Board of Trustees (the “Board”). Additional Information regarding such securities follows:

Restricted Security	Security Type	Acquisition Date	Cost of Security	Fair Value at Year End	Percent of Net Assets
MPM Holdings, Inc.	Common Stock	5/15/2019	$—	$1,250,000	10.8%

(d)

Securities with a total aggregate value of $0, or 0.0% of net assets, were classified as Level 3 within the three-tier fair value hierarchy. Please see Notes to Financial Statements for an explanation of this hierarchy, as well as a list of unobservable inputs used in the valuation of these instruments.

(e)

Represents fair value as determined by the Board, or its designee in good faith, pursuant to the policies and procedures approved by the Board. The Board considers fair valued securities to be securities for which market quotations are not readily available and these securities may be valued using a combination of observable and unobservable inputs. Securities with a total aggregate value of $0, or 0.0% of net assets, were fair valued under the Fund’s valuation procedures as of September 30, 2020. Please see Notes to Financial Statements.

(f)	Affiliated issuer. Assets with a total aggregate market value of $2,485,738, or 21.6% of net assets, were affiliated with the Fund as of September 30, 2020.
(g)	Perpetual security with no stated maturity date.
(h)	Rate shown is 7 day effective yield.
(i)	No dividend payable on security sold short.
(j)	As of September 30, 2020, $6,467,304 in cash was segregated or on deposit with the brokers to cover investments sold short and is included in “Other Assets & Liabilities, Net”.

See Glossary on page 27 for abbreviations along with accompanying Notes to Financial Statements.	17

INVESTMENT PORTFOLIO

As of September 30, 2020	Highland Total Return Fund

Shares		Value ($)

Common Stocks - 60.2%

COMMUNICATION SERVICES - 18.6%
581	Alphabet, Inc., Class A (a)	851,514
1,091	Alphabet, Inc., Class C (a)	1,603,333
290,779	CenturyLink, Inc. (b)	2,933,960
19,565	Comcast, Class A	905,077
34,682	GCI Liberty, Inc. (a)	2,842,537
9,100	Liberty Global, Class A (a)	191,191
95,136	Liberty Media Corp.-Liberty Formula One, Class A (a)	3,188,007

		12,515,619

CONSUMER DISCRETIONARY - 3.5%
730	Amazon.com, Inc. (a)	2,298,573
24,848	Tandy Leather Factory (a)	79,265

		2,377,838

CONSUMER STAPLES - 3.3%
14,800	British American Tobacco ADR (b)	535,020
4,950	Diageo ADR	681,417
13,065	Philip Morris International, Inc.	979,744

		2,196,181

ENERGY - 3.9%
5,860	Texas Pacific Land Trust (b)	2,646,142

FINANCIALS - 10.7%
1,750	Aon, Class A	361,025
13,970	Berkshire Hathaway, Inc., Class B (a)	2,974,772
56,268	Brookfield Asset Management, Inc., Class A	1,860,220
2,100	Capital One Financial	150,906
24,500	Charles Schwab	887,635
22,000	KKR & Co., Inc., Class A	755,480
1,900	PNC Financial Services Group	208,829

		7,198,867

HEALTHCARE - 4.4%
3,654	CVS Health Corp.	213,394
4,550	GlaxoSmithKline ADR	171,262
8,250	Medtronic	857,340
7,600	Novartis ADR	660,896
15,000	Roche Holding AG, Inc. ADR	642,150
3,850	Sanofi ADR	193,154
450	Stryker Corp.	93,767
900	Zimmer Holdings, Inc.	122,526

		2,954,489

INDUSTRIALS - 11.2%
144,521	AMREP Corp. (a)	809,318
652,122	PICO Holdings, Inc. (a)	5,843,013
24,150	Uber Technologies (a)	880,992

		7,533,323

MATERIALS - 2.2%
22,455	Keweenaw Land Association Ltd. (a)	1,493,257

REAL ESTATE - 1.1%
131,500	Colony Capital, REIT	358,995

Shares		Value ($)

REAL ESTATE (continued)
6,450	Equity LifeStyle Properties, REIT	395,385
1,295	Phillips Edison & Co, Inc., REIT (a)(c)(d)	12,434

		766,814

UTILITIES - 1.3%
96,150	PG&E (a)	902,848

	Total Common Stocks (Cost $39,318,180)	40,585,378

Foreign Common Stocks - 15.0%

FRANCE - 12.4%
1,233,331	Bollore SA	4,610,691
1	Cie du Cambodge	5,418
2,159	Financiere de L’Odet SA	1,701,336
1	Financiere Moncey	5,042
1	Societe Industrielle et Financiere de l’Artois	4,362
30,560	Vivendi SA	852,901
42,025	Vivendi SA ADR	1,171,237

		8,350,987

ITALY - 2.6%
31,900	EXOR	1,738,701

	Total Foreign Common Stocks (Cost $11,254,556)	10,089,688

Registered Investment Companies - 6.7%
63,407	BlackRock Core Bond Trust	992,954
1	BlackRock Taxable Municipal Bond Trust	26
428	DoubleLine Income Solutions Fund	6,857
46,468	DoubleLine Opportunistic Credit Fund	885,680
15,264	Guggenheim Taxable Municipal Managed Duration Trust	359,772
10,725	JPMorgan Ultra-Short Income Fund	544,776
110,425	RiverNorth	1,515,031
39,710	TCW Strategic Income Fund (b)	223,170

	Total Registered Investment Companies (Cost $4,347,328)	4,528,266

Preferred Stock - 5.7%

ENERGY - 0.3%
9,850	Energy Transfer Operating 7.38% (e)(f)	166,465

FINANCIALS - 4.1%
635	Bank of America 7.25% (a)(f)	944,880
8,000	Bank of America 6.20% (b)(f)	202,560
835	Bank of New York Mellon 5.20% (f)	21,284
5,000	Gabelli Dividend & Income Trust 5.25% (f)	129,550
3,000	JPMorgan Chase 6.10% (f)	75,990
10,000	JPMorgan Chase 5.75% (f)	273,100
20,000	PNC Financial Services Group 6.13% (e)(f)	532,000
19,275	US Bancorp 6.50% (e)(f)	513,486
3,200	Wells Fargo 5.85% (e)(f)	83,392

		2,776,242

18	See Glossary on page 27 for abbreviations along with accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of September 30, 2020	Highland Total Return Fund

Shares		Value ($)

Preferred Stock (continued)

HEALTHCARE - 0.5%
6,000	Becton Dickinson 6.00%, 06/01/2023 (b)	315,900

REAL ESTATE - 0.3%
5,000	Equity Commonwealth, REIT 6.50% (f)	145,250
900	Rexford Industrial Realty, REIT 5.88% (f)	24,192
1,166	VEREIT, REIT 6.70% (f)	29,535

		198,977

UTILITIES - 0.5%
8,317	Duke Energy 5.63%, 09/15/2078	229,217
3,200	NextEra Energy Capital Holdings 5.65%, 03/01/2079	87,776
1,332	Southern 5.25%, 12/01/2077	34,685

		351,678

	Total Preferred Stock (Cost $3,623,568)	3,809,262

Principal Amount $

Corporate Bonds & Notes - 4.3%

COMMUNICATION SERVICES - 0.1%
6,472	iHeartCommunications, Inc. 6.38%, 05/01/26	6,755
12,132	8.38%, 05/01/27	11,972
45,000	Time Warner Cable 4.13%, 02/15/21	45,176

		63,903

CONSUMER STAPLES - 0.8%
545,000	Wm Wrigley Jr 3.38%, 10/21/20	545,833

ENERGY - 0.1%
42,000	Kinder Morgan, Inc. 5.63%, 11/15/23 (g)	47,338

FINANCIALS - 1.7%
340,000	Bank of America VAR ICE LIBOR USD 3 Month+4.174%, 6.50% (f)	378,046
100,000	Charles Schwab VAR ICE LIBOR USD 3 Month+4.820%, 7.00% (f)	105,469
181,000	JPMorgan Chase & Co VAR ICE LIBOR USD 3 Month+3.470%, 3.74% (f)	173,941
500,000	Prudential Financial, Inc. VAR ICE LIBOR USD 3 Month+3.920%, 5.63%, 06/15/43 .	531,938

		1,189,394

INDUSTRIALS - 1.3%
325,000	BAE Systems Holdings 2.85%, 12/15/20 (g)	325,906
26,000	General Electric MTN 5.30%, 02/11/21	26,444
645,000	General Electric Co VAR ICE LIBOR USD 3 Month+3.330%, 5.00% (f)	514,954

		867,304

Principal Amount $		Value ($)

UTILITIES - 0.3%
250,000	WEC Energy Group, Inc. VAR ICE LIBOR USD 3 Month+2.113%, 2.39%, 05/15/67	203,421

	Total Corporate Bonds & Notes (Cost $3,177,075)	2,917,193

Shares

Special Purpose Acquisition Company - 1.7%
50,000	Pershing Square Tontine Holdings, Class A (a)	1,134,500

	Total Special Purpose Acquisition Company (Cost $968,452)	1,134,500

Principal Amount $

Agency Mortgage-Backed Securities - 1.6%
39,371	Federal Home Loan Mortgage Corp. 5.00%, 6/1/2041	45,540
340,423	Federal National Mortgage Assoc. 3.00%, 2/1/2043 to 6/1/2043 (j)	367,119
154,898	3.50%, 11/1/2042 to 2/1/2043 (j)	171,193
51,727	4.00%, 2/1/2044	56,982
102,563	4.50%, 2/1/2040 to 1/1/2041 (j)	115,377
51,443	5.00%, 6/1/2041	59,483
76,454	Government National Mortgage Assoc. 3.00%, 4/20/2043 to 6/20/2043 (j)	80,698
76,418	3.50%, 5/20/2043	82,830
89,260	4.00%, 1/20/2041 to 4/20/2043 (j)	98,361
30,978	4.50%, 5/20/2040 to 3/20/2041 (j)	34,399

	Total Agency Mortgage-Backed Securities (Cost $1,040,031)	1,111,982

Foreign Corporate Bonds & Notes - 0.6% (l)

UNITED KINGDOM - 0.6%
425,000	Rolls-Royce 2.38%, 10/14/20 (g)	424,469

	Total Foreign Corporate Bonds & Notes (Cost $425,045)	424,469

Shares

Master Limited Partnership - 0.5%

ENERGY - 0.5%
20,500	Enterprise Products Partners	323,695

	Total Master Limited Partnership (Cost $314,943)	323,695

Principal Amount $

Non-Agency Collateralized Mortgage-Backed Securities - 0.2%
60,000	JPMBB Commercial Mortgage Securities Trust, Series 2013-C17, Class C 5.05%, 1/15/2047 (l)	60,664

See Glossary on page 27 for abbreviations along with accompanying Notes to Financial Statements.	19

INVESTMENT PORTFOLIO (continued)

As of September 30, 2020	Highland Total Return Fund

Principal Amount $		Value ($)

Non-Agency Collateralized Mortgage-Backed Securities (continued)
40,000	WFRBS Commercial Mortgage Trust, Series 2014-LC14, Class AS 4.35%, 3/15/2047 (l)	43,747

	Total Non-Agency Collateralized Mortgage-Backed Securities (Cost $101,123)	104,411

Units

Warrants - 0.1%
5,556	Pershing Square Tontine Holdings, Expires 07/27/2025 (a)	39,833

	Total Warrants (Cost $31,548)	39,833

Principal Amount $

Agency Collateralized Mortgage Obligations - 0.0%
38,062	Federal National Mortgage Assoc. REMIC, Series 2012-93, Class SW VAR ICE LIBOR USD 1 Month+6.100%, 5.95%, 9/25/2042 (m)	6,603
2,853	Federal National Mortgage Assoc. STRIPS, Series 2004-354, Class 1 0.00%, 12/25/2034 (n)	2,840

	Total Agency Collateralized Mortgage Obligations (Cost $26,402)	9,443

Repurchase Agreements (h)(i) - 1.9%
297,034	Citigroup Global Markets 0.080%, dated 09/30/2020 to be repurchased on 10/01/2020, repurchase price $297,035 (collateralized by U.S. Government obligations, ranging in par value $5,196 - $36,323, 0.000% - 4.625%, 11/27/2020 - 11/01/2059; with total market value $302,975)	297,034
297,034	Daiwa Capital Markets 0.090%, dated 09/30/2020 to be repurchased on 10/01/2020, repurchase price $297,035 (collateralized by U.S. Government obligations, ranging in par value $0 - $79,209, 0.000% - 6.500%, 11/15/2020 - 03/01/2052; with total market value $302,975)	297,034
297,034	RBC Dominion Securities 0.080%, dated 09/30/2020 to be repurchased on 10/01/2020, repurchase price $297,035 (collateralized by U.S. Government obligations, ranging in par value $0 - $46,376, 0.000% - 5.500%, 10/27/2020 - 07/15/2061; with total market value $302,975)	297,034

Principal Amount $		Value ($)
297,034	HSBC Securities USA 0.070%, dated 09/30/2020 to be repurchased on 10/01/2020, repurchase price $297,035 (collateralized by U.S. Government obligations, ranging in par value $67 - $424,334, 0.000% - 3.500%, 11/15/2025 - 10/20/2049; with total market value $302,975)	297,034
88,053	Morgan Stanley & Co. 0.080%, dated 09/30/2020 to be repurchased on 10/01/2020, repurchase price $88,083 (collateralized by U.S. Government obligations, ranging in par value $0 - $21,434, 2.000% - 8.000%, 07/01/2021 - 10/01/2050; with total market value $89,814)	88,053

	Total Repurchase Agreements (Cost $1,276,189)	1,276,189

Shares

Cash Equivalent - 3.6%

MONEY MARKET FUND (o) - 3.6%
2,441,937	Dreyfus Treasury & Agency Cash Management, Institutional Class 0.010%	2,441,937

	Total Cash Equivalent (Cost $2,441,937)	2,441,937

Total Investments - 102.1%		68,796,246

(Cost $68,346,377)

Other Assets & Liabilities, Net - (2.1)%		(1,440,143)

Net Assets - 100.0%		67,356,103

(a)	Non-income producing security.
(b)

Securities (or a portion of securities) on loan. As of September 30, 2020, the fair value of securities loaned was $3,102,417. The loaned securities were secured with cash and securities collateral of $3,175,857. Collateral is calculated based on prior day’s prices.

(c)

Securities with a total aggregate value of $12,434, or 0.0% of net assets, were classified as Level 3 within the three-tier fair value hierarchy. Please see Notes to Financial Statements for an explanation of this hierarchy, as well as a list of unobservable inputs used in the valuation of these instruments.

(d)

Represents fair value as determined by the Fund’s Board of Trustees (the “Board”), or its designee in good faith, pursuant to the policies and procedures approved by the Board. The Board considers fair valued securities to be securities for which market quotations are not readily available and these securities may be valued using a combination of observable and unobservable inputs. Securities with a total aggregate value of $12,434, or 0.0% of net assets, were fair valued under the Fund’s valuation procedures as of September 30, 2020. Please see Notes to Financial Statements.

(e)

Variable or floating rate security. The base lending rates are generally the lending rate offered by one or more European banks such as the LIBOR. The interest rate shown reflects the rate in effect September 30, 2020. Current LIBOR rates include 1 month which is equal to 0.149% and 3 months equal to 0.234%.

(f)	Perpetual security with no stated maturity date.
(g)

Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold in transaction exempt from registration to qualified institutional buyers. At September 30, 2020, these securities amounted to $797,713 or 1.2% of net assets.

(h)	Tri-Party Repurchase Agreement.

20	See Glossary on page 27 for abbreviations along with accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of September 30, 2020	Highland Total Return Fund

(i)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of September 30, 2020 was $1,276,189.
(j)	Securities are grouped by coupon and represent a range of maturities.
(k)

As described in the Fund’s prospectus, a company is considered to be a non-U.S. issuer if the company’s securities principally trade on a market outside of the United States, the company derives a majority of its revenues or profits outside of the United States, the company is not organized in the United States, or the company is significantly exposed to the economic fortunes and risks of regions outside the United States.

(l)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.
(m)

Interest only security (“IO”). These types of securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the “interest only” holding.

(n)

Principal only security (“PO”). These types of securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the “principal only” holder.

(o)	Rate shown is 7 day effective yield.

The Fund invested in the following countries as of September 30, 2020:

Country	Percentage (based on Total Investments)*
United States	83.3%
France	12.1%
Italy	2.5%
United Kingdom	1.1%
Switzerland	1.0%

100.0%

Industry[1]	Domestic	Foreign	Percentage (based on Total Investments)*
Media & Entertainment	9.5%	9.7%	19.2%
Diversified Financials	9.6%	2.5%	12.1%
Commercial Services & Supplies	9.6%	0.0%	9.6%
Telecommunication Services	8.7%	0.0%	8.7%
Energy	3.8%	0.0%	3.8%
Transportation	1.3%	2.5%	3.8%
Retailing	3.5%	0.0%	3.5%
Food, Beverage & Tobacco	3.2%	0.0%	3.2%
Pharmaceuticals, Biotechnology & Life Sciences	1.5%	1.0%	2.5%
Materials	2.2%	0.0%	2.2%
Health Care Equipment & Services	1.8%	0.0%	1.8%
Utilities	1.3%	0.0%	1.3%
Real Estate	1.1%	0.0%	1.1%
Insurance	0.6%	0.0%	0.6%
Banks	0.3%	0.0%	0.3%
Technology Hardware & Equipment	0.0%	0.0%	0.0%

			73.7%

Sector	Percentage (based on Total Investments)*
Preferred Stock	5.5%
Corporate Bonds & Notes	4.2%
Repurchase Agreement	1.9%
Special Purpose Acquisition Company	1.6%
Agency Mortgage-Backed Security	1.6%
Other (each less than 1.0%)	1.4%

16.2%

Other Instruments	Percentage (based on Total Investments)*
Registered Investment Companies	6.6%
Cash Equivalent	3.5%

10.1%

100.0%

[1]	Includes domestic and foreign equity securities.
*	The calculated percentages are based on total investments. The other assets & liabilities, net line has been excluded from the calculation.

See Glossary on page 27 for abbreviations along with accompanying Notes to Financial Statements.	21

INVESTMENT PORTFOLIO

As of September 30, 2020	Highland Fixed Income Fund

Principal Amount ($)		Value ($)

Corporate Bonds & Notes - 44.0%

COMMUNICATION SERVICES - 0.3%
336,000	AT&T 5.15%, 03/15/42	420,562
168,000	Warner Media 5.35%, 12/15/43	195,342

		615,904

CONSUMER DISCRETIONARY - 5.2%
750,000	Booking Holdings 3.55%, 03/15/28	837,231
750,000	Ford Motor Credit VAR ICE LIBOR USD 3 Month+1.080%, 1.33%, 08/03/22 (g)	710,872
500,000	5.88%, 08/02/21	510,313
197,000	General Motors Financial VAR ICE LIBOR USD 3 Month+1.550%, 1.82%, 01/14/22 (g)	198,042
1,500,000	Las Vegas Sands 3.20%, 08/08/24	1,517,642
1,660,000	3.90%, 08/08/29	1,664,008
3,250,000	Marriott International 4.00%, 04/15/28	3,354,103
1,500,000	Starbucks 2.55%, 11/15/30	1,596,816

		10,389,027

CONSUMER STAPLES - 2.1%
108,000	Altria Group 4.50%, 05/02/43	118,731
2,000,000	Sysco 2.40%, 02/15/30	2,012,606
1,950,000	Walgreens Boots Alliance 3.20%, 04/15/30 (a)	2,049,554

		4,180,891

ENERGY - 0.5%
259,000	Energy Transfer Operating 6.50%, 02/01/42	272,079
90,000	Occidental Petroleum 6.20%, 03/15/40	74,799
1,000,000	Plains All American Pipeline VAR ICE LIBOR USD 3 Month+4.110%, 6.13%, (b)(g)	635,650
150,000	Unit Corp 6.63%, 05/15/21 (c)	20,797

		1,003,325

FINANCIALS - 13.8%
169,000	American Express VAR ICE LIBOR USD 3 Month+3.428%, 3.71%, (a)(b)(g)	158,755
1,750,000	Arbor Realty Trust 4.50%, 03/15/27	1,613,603
1,750,000	Bank of America VAR ICE LIBOR USD 3 Month+3.898%, 6.10%, (b)(g)	1,906,284
500,000	VAR ICE LIBOR USD 3 Month+4.553%, 6.30%, (b)(g)	565,324

Principal Amount ($)		Value ($)

FINANCIALS (continued)
1,000,000	Bank of New York Mellon VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+4.358%, 4.70%, (b)(g)	1,063,500
1,400,000	Charles Schwab VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+4.971%, 5.38%, (b)(g)	1,520,470
505,000	VAR ICE LIBOR USD 3 Month+4.820%, 7.00%, (b)(g)	532,619
925,000	Citizens Financial Group VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+5.313%, 5.65%, (b)(g)	966,967
1,500,000	Everest Reinsurance Holdings VAR ICE LIBOR USD 3 Month+2.385%, 2.67%, 05/15/37 (g)	1,278,340
103,000	Genworth Holdings 4.80%, 02/15/24	88,438
750,000	Goldman Sachs Group, Inc. MTN VAR ICE LIBOR USD 3 Month+1.750%, 2.00%, 10/28/27 (g)	781,619
500,000	VAR ICE LIBOR USD 3 Month+3.922%, 4.17%, (b)(g)	492,025
500,000	Independent Bank Group VAR ICE LIBOR USD 3 Month+2.830%, 5.00%, 12/31/27 (g)	495,687
245,000	JPMorgan Chase & Co VAR ICE LIBOR USD 3 Month+3.470%, 3.74%, (b)(g)	235,445
450,000	VAR ICE LIBOR USD 3 Month+3.800%, 4.05%, (b)(g)	443,909
3,000,000	VAR ICE LIBOR USD 3 Month+3.780%, 6.75%, (b)(g)	3,254,001
1,550,000	MetLife VAR ICE LIBOR USD 3 Month+3.575%, 3.83%, (b)(g)	1,521,906
850,000	NTC Capital II VAR ICE LIBOR USD 3 Month+0.590%, 0.87%, 04/15/27 (g)	782,978
2,750,000	Oaktree Specialty Lending 3.50%, 02/25/25	2,768,962
250,000	People’s United Bank 4.00%, 07/15/24	267,437
895,000	Prudential Financial, Inc. VAR ICE LIBOR USD 3 Month+3.920%, 5.63%, 06/15/43 (g)	952,169
750,000	State Street VAR ICE LIBOR USD 3 Month+1.000%, 1.25%, 06/15/47 (g)	642,830
1,650,000	Truist Financial VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+4.605%, 4.95%, (b)(g)	1,740,750
2,000,000	VAR US Treas Yield Curve Rate T Note Const Mat 10 Yr+4.349%, 5.10%, (b)(g)	2,166,900
795,000	Wachovia Capital Trust II VAR ICE LIBOR USD 3 Month+0.500%, 0.78%, 01/15/27 (g)	724,415
500,000	Wells Fargo MTN VAR United States Secured Overnight Financing Rate+2.100%, 2.39%, 06/02/28 (g)	522,444

		27,487,777

22	See Glossary on page 27 for abbreviations along with accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of September 30, 2020	Highland Fixed Income Fund

Principal Amount ($)		Value ($)

Corporate Bonds & Notes (continued)

HEALTHCARE - 2.0%
2,500,000	AmerisourceBergen 2.80%, 05/15/30	2,676,205
1,000,000	Anthem 3.13%, 05/15/50	1,023,132
52,881	CVS Pass-Through Trust 6.04%, 12/10/28	60,149
187,000	Endo Finance 5.38%, 01/15/23 (d)	183,942

		3,943,428

INDUSTRIALS - 5.7%
1,554,000	BNSF Funding Trust I VAR ICE LIBOR USD 3 Month+2.350%, 6.61%, 12/15/55 (g)	1,776,216
1,500,000	Boeing 3.25%, 03/01/28	1,492,238
1,500,000	Carrier Global 2.70%, 02/15/31 (d)	1,566,902
1,000,000	FedEx 4.25%, 05/15/30	1,204,927
750,000	General Electric Co MTN VAR ICE LIBOR USD 3 Month+0.300%, 0.58%, 05/13/24 (g)	718,768
689,000	VAR ICE LIBOR USD 3 Month+3.330%, 5.00%, (b)(g)	550,083
390,000	Southwest Airlines 2.63%, 02/10/30	371,561
3,100,000	7.38%, 03/01/27	3,694,820

		11,375,515

MATERIALS - 2.7%
500,000	Ball 2.88%, 08/15/30	495,000
1,750,000	4.88%, 03/15/26	1,954,172
750,000	PPG Industries 2.55%, 06/15/30	799,568
1,000,000	Sherwin-Williams 2.30%, 05/15/30	1,046,932
1,000,000	3.30%, 05/15/50	1,062,934

		5,358,606

REAL ESTATE - 6.2%
650,000	Corporate Office Properties 5.25%, 02/15/24	710,547
475,000	Federal Realty Investment Trust 3.20%, 06/15/29	506,885
2,500,000	3.50%, 06/01/30	2,712,519
428,000	National Retail Properties 4.00%, 11/15/25	475,167
900,000	4.30%, 10/15/28	1,006,733
750,000	Regency Centers 2.95%, 09/15/29	777,582
830,000	Retail Opportunity Investments Partnership 4.00%, 12/15/24	831,969
735,000	Simon Property Group 3.38%, 12/01/27	787,070
2,500,000	VEREIT Operating Partnership 3.10%, 12/15/29	2,508,267
1,000,000	3.40%, 01/15/28	1,045,413
100,000	3.95%, 08/15/27	106,796
500,000	4.60%, 02/06/24	536,944
200,000	4.63%, 11/01/25	221,128

		12,227,020

UTILITIES - 5.5%
1,925,000	Duke Energy VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+3.388%, 4.88%, (b)(g)	2,038,840

Principal Amount ($)		Value ($)

UTILITIES (continued)
4,250,000	Pacific Gas and Electric 2.50%, 02/01/31	4,056,502
3,000,000	3.50%, 08/01/50	2,721,737
42,000	PacifiCorp 6.25%, 10/15/37	61,009
2,560,000	WEC Energy Group, Inc. VAR ICE LIBOR USD 3 Month+2.113%, 2.39%, 05/15/67 (g)	2,083,032

		10,961,120

	Total Corporate Bonds & Notes (Cost $87,560,329)	87,542,613

Agency Mortgage-Backed Securities - 25.3%
740,171	Federal Home Loan Mortgage Corp. 4.00%, 5/1/2044	824,927
124,505	5.00%, 6/1/2041	144,011
2,000,000	Federal Home Loan Mortgage Corp. Multifamily Structured Pass- Through Certificates, Series K735, Class AM 2.46%, 5/25/2026	2,171,770
2,630,043	Federal National Mortgage Assoc. 3.00%, 2/1/2043 to 6/1/2043 (e)	2,837,386
1,140,869	3.50%, 11/1/2042 to 2/1/2043 (e)	1,262,308
1,073,773	4.00%, 1/1/2041 to 3/1/2044 (e)	1,183,550
1,447,823	4.50%, 10/1/2039 to 4/1/2041 (e)	1,626,163
162,677	5.00%, 6/1/2041	188,103
1,500,000	Federal National Mortgage Assoc. ACES, Series 2019-M12, Class A2 2.89%, 6/25/2029 (f)	1,684,078
1,937,118	FRESB Mortgage Trust, Series 2018- SB53, Class A10F 3.66%, 6/25/2028 (f)	2,146,748
1,964,192	FRESB Mortgage Trust, Series 2019- SB60, Class A10F 3.31%, 1/25/2029 (f)	2,118,818
1,859,495	FRESB Mortgage Trust, Series 2019- SB62, Class A10F 3.07%, 3/25/2029 (f)	2,011,946
1,244,949	FRESB Mortgage Trust, Series 2017- SB42, Class A10F 2.96%, 10/25/2027 (f)	1,309,995
2,604,090	FRESB Mortgage Trust, Series 2018- SB52, Class A10F 3.48%, 6/25/2028 (f)	2,800,138
906,076	FRESB Mortgage Trust, Series 2019- SB63, Class A10H VAR ICE LIBOR USD 1 Month+2.890%, 2.89%, 3/25/2039	952,824
2,264,134	Government National Mortgage Assoc., Series 2019-2, Class AE 3.25%, 3/16/2059	2,407,014
2,149,528	Government National Mortgage Assoc., Series 69, Class AS 2.75%, 2/16/2058	2,262,543
1,814,299	Government National Mortgage Assoc., Series 2019-55, Class AH 3.15%, 3/16/2061 (f)	1,960,834
1,904,607	Government National Mortgage Assoc., Series 2018-156, Class AD 3.25%, 8/16/2059 (f)	2,045,443
1,982,814	Government National Mortgage Assoc., Series 8, Class AH 2.55%, 1/16/2062	2,088,788
1,509,799	Government National Mortgage Assoc., Series 2012-83, Class AK 3.32%, 12/16/2053 (f)	1,632,106
1,436,887	Government National Mortgage Assoc., Series 2017-106, Class AC 2.60%, 4/16/2051	1,512,300

See Glossary on page 27 for abbreviations along with accompanying Notes to Financial Statements.	23

INVESTMENT PORTFOLIO (continued)

As of September 30, 2020	Highland Fixed Income Fund

Principal Amount ($)		Value ($)

Agency Mortgage-Backed Securities (continued)
560,392	Government National Mortgage Assoc., Series 2017-24, Class A 2.25%, 9/16/2044	573,596
443,940	Government National Mortgage Assoc., Series 2018-3, Class AG 2.50%, 10/16/2058	464,417
1,000,000	Government National Mortgage Assoc., Series 2018-68, Class B 3.00%, 2/16/2059 (f)	1,094,545
557,062	Government National Mortgage Assoc., Series 2018-123, Class AH 3.25%, 9/16/2052	584,990
1,719,843	Government National Mortgage Assoc., Series 3, Class AH 2.50%, 2/16/2062	1,805,037
857,761	Government National Mortgage Assoc. 3.50%, 5/20/2043	929,732
861,837	4.00%, 1/20/2041 to 4/20/2043 (e)	948,664
1,402,708	Government National Mortgage Assoc., Series 2018-129, Class AG 3.10%, 5/16/2059	1,460,461
2,500,000	Government National Mortgage Assoc., Series 2012-100, Class BA 2.60%, 8/16/2052 (f)	2,665,928
772,091	Government National Mortgage Assoc., Series 46, Class A 2.50%, 11/16/2057	815,601
1,742,250	Government National Mortgage Assoc., Series 70, Class AE 2.60%, 10/16/2058	1,834,317

	Total Agency Mortgage-Backed Securities (Cost $47,058,994)	50,349,081

Shares

Preferred Stock - 7.6%

COMMUNICATION SERVICES - 3.6%
166,426	Qwest Corp. 6.50%, 09/01/2056	4,167,307
118,596	Qwest Corp. 6.75%, 06/15/2057	3,056,219

		7,223,526

ENERGY - 1.4%
38,650	Enbridge 6.38%, 04/15/2078 (g)	973,980
53,750	Energy Transfer Operating 7.63% (b)(g)	923,962
32,862	Energy Transfer Operating 7.38% (b)(g)	555,368
13,800	Energy Transfer Operating 7.60% (a)(b)(g)	240,258

		2,693,568

FINANCIALS - 1.5%
12,488	B. Riley Financial 6.88%, 09/30/2023	309,827
20,000	B. Riley Financial 6.75%, 05/31/2024	498,600
15,909	Citigroup 6.88% (a)(b)(g)	439,566
13,005	GMAC Capital Trust I 6.07%, 02/15/2040 (g)	324,735
21,550	Monroe Capital 5.75%, 10/31/2023	530,130
14,782	Stifel Financial 5.20%, 10/15/2047 (a)	401,775
16,800	Wells Fargo 5.85% (b)(g)	437,808

		2,942,441

Shares		Value ($)

REAL ESTATE - 0.3%
7,091	Brookfield Property, REIT 6.38% (b)	132,389
20,600	Brookfield Property Partners 6.50% (b)	415,502
280	Rexford Industrial Realty, REIT 5.88% (a)(b)	7,213
4,503	VEREIT, REIT 6.70% (b)	114,061

		669,165

UTILITIES - 0.8%
31,506	SCE Trust III 5.75% (b)(g)	701,953
8,785	SCE Trust V 5.45% (b)(g)	198,365
12,348	SCE Trust VI 5.00% (b)	282,893
18,341	Southern 4.95%, 01/30/2080	483,469

		1,666,680

	Total Preferred Stock (Cost $15,391,159)	15,195,380

Principal Amount ($)

U.S. Treasury Obligations - 4.6%
3,400,000	U.S. Treasury Bonds 1.13%, 5/15/2040	3,353,781
1,000,000	2.00%, 2/15/2050	1,134,844
3,500,000	2.25%, 8/15/2046	4,143,945
500,000	U.S. Treasury Notes 0.63%, 5/15/2030	498,594

	Total U.S. Treasury Obligations (Cost $8,386,337)	9,131,164

Shares

Registered Investment Companies - 4.6%
17,476	BlackRock MuniHoldings Investment Quality Fund (a)	234,353
108,162	DoubleLine Income Solutions Fund	1,732,755
54,011	DoubleLine Opportunistic Credit Fund	1,029,450
98,900	PGIM High Yield Bond Fund	1,365,809
117,510	PIMCO Dynamic Credit and Mortgage Income Fund (a)	2,359,601
175,925	RiverNorth/DoubleLine Strategic Opportunity Fund	2,413,691

	Total Registered Investment Companies (Cost $9,554,175)	9,135,659

Principal Amount ($)

U.S. Government Agency - Asset-Backed Securities - 3.7%
1,848,565	SBA Small Business Investment Company, Series 2018-10A, Class 1 3.19%, 3/10/2028	1,983,895
1,908,117	SBA Small Business Investment Company, Series 2018-10B, Class 1 3.55%, 9/10/2028	2,050,589
1,756,019	SBA Small Business Investment Company, Series 2019-10A, Class 1 3.11%, 3/10/2029	1,878,892
1,303,424	Small Business Administration, Series 2018-20H, Class 1 3.58%, 8/1/2038	1,452,164

	Total U.S. Government Agency - Asset-Backed Securities (Cost $6,892,340)	7,365,540

24	See Glossary on page 27 for abbreviations along with accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of September 30, 2020	Highland Fixed Income Fund

Principal Amount ($)		Value ($)

Municipal Bonds - 3.4%

CALIFORNIA - 0.6%
200,000	California State 0.93%, 04/01/47	199,908
300,000	San Francisco City & County Redevelopment Financing Authority 8.26%, 08/01/29	431,088
470,000	Stanton Redevelopment Agency 8.63%, 12/01/21	514,641

		1,145,637

KENTUCKY - 0.4%
750,000	Clark County School District Finance Corp Insured: ST INTERCEPT 5.20%, 06/01/26	753,510

MARYLAND - 0.2%
500,000	Maryland Economic Development 3.70%, 06/01/25	533,510

MICHIGAN - 0.7%
750,000	Belding Area Schools Insured: Q-SBLF 6.50%, 05/01/25	753,472
635,000	Comstock Park Public Schools Insured: Q-SBLF 6.30%, 05/01/26	653,783

		1,407,255

NEW YORK - 0.6%
320,000	New York & New Jersey Port Authority 4.46%, 10/01/62	410,163
720,000	New York State Dormitory Authority 5.00%, 01/01/24	760,579

		1,170,742

NORTH DAKOTA - 0.5%
750,000	Kindred Public School District No. 2 6.00%, 08/01/27	951,323

WASHINGTON - 0.4%
750,000	Washington Higher Education Facilities Authority 4.27%, 10/01/22	776,378

	Total Municipal Bonds (Cost $6,316,016)	6,738,355

Shares

Common Stocks - 1.0%

FINANCIALS - 0.1%
30,103	Oaktree Strategic Income	195,971

REAL ESTATE - 0.9%
738	CIM Commercial Trust, REIT (a)	7,276
23,221	Phillips Edison & Co, Inc., REIT (j)(k)(l)	222,924
248,694	VEREIT, Inc., REIT	1,616,511

		1,846,711

	Total Common Stocks (Cost $2,453,661)	2,042,682

Principal Amount ($)		Value ($)

Asset-Backed Securities - 0.9%
410,000	Avis Budget Rental Car Funding AESOP, Series 2016-1A, Class A 2.99%, 6/20/2022 (d)	413,444
1,000,000	GMF Floorplan Owner Revolving Trust, Series 2018-2, Class A1 3.13%, 3/15/2023 (d)	1,012,177
263,557	Toyota Auto Receivables Owner Trust, Series 2017-D, Class A3 1.93%, 1/18/2022	264,618

	Total Asset-Backed Securities (Cost $1,667,753)	1,690,239

Non-Agency Collateralized Mortgage-Backed Securities - 0.8%
120,000	Commercial Mortgage Trust, Series 2014-CR14, Class AM 4.53%, 2/10/2047 (f)	131,639
100,000	Commercial Mortgage Trust, Series 2013-LC13, Class AM 4.56%, 8/10/2046 (d)(f)	108,717
105,000	GS Mortgage Securities Trust, Series 2014-GC20, Class AS 4.26%, 4/10/2047	114,392
153,000	JPMBB Commercial Mortgage Securities Trust, Series 2013-C17, Class C 5.05%, 1/15/2047 (f)	154,693
100,000	JPMBB Commercial Mortgage Securities Trust, Series 2014-C18, Class C 4.97%, 2/15/2047 (f)	96,715
210,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013- C10, Class AS 4.22%, 7/15/2046 (f)	224,188
191,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013- C10, Class C 4.22%, 7/15/2046 (f)	182,591
100,000	Morgan Stanley Capital I Trust, Series 2012-C4, Class B 5.21%, 3/15/2045 (d)(f)	100,762
115,000	WFRBS Commercial Mortgage Trust, Series 2013-C17, Class AS 4.26%, 12/15/2046	123,964
140,000	WFRBS Commercial Mortgage Trust, Series 2014-C19, Class B 4.72%, 3/15/2047 (f)	150,011
263,000	WFRBS Commercial Mortgage Trust, Series 2014-LC14, Class AS 4.35%, 3/15/2047 (f)	287,635

	Total Non-Agency Collateralized Mortgage-Backed Securities (Cost $1,619,134)	1,675,307

Agency Collateralized Mortgage Obligations - 0.6%
1,093,414	Federal National Mortgage Assoc. REMIC, Series 2016-104, Class QA 3.00%, 11/25/2043	1,128,086
54,411	Federal National Mortgage Assoc. REMIC, Series 2010-16, Class PA 4.50%, 2/25/2040	59,176

	Total Agency Collateralized Mortgage Obligations (Cost $1,145,924)	1,187,262

See Glossary on page 27 for abbreviations along with accompanying Notes to Financial Statements.	25

INVESTMENT PORTFOLIO (concluded)

As of September 30, 2020	Highland Fixed Income Fund

Principal Amount ($)		Value ($)

Foreign Corporate Bonds & Notes - 0.3%

SWITZERLAND - 0.3%
500,000	UBS AG (m)5.13%, 05/15/24	551,875

	Total Foreign Corporate Bonds & Notes (Cost $501,677)	551,875

Units

Rights - 0.0%
175,925	RiverNorth/DoubleLine Strategic Opportunity Fund, Class R (l)	—

	Total Rights (Cost $–)	—

Repurchase Agreements(h)(i) - 1.1%
487,083	Daiwa Capital Markets 0.090%, dated 09/30/2020 to be repurchased on 10/01/2020, repurchase price $487,084 (collateralized by U.S. Government obligations, ranging in par value $0 - $129,889, 0.000% - 6.500%, 11/15/2020 - 03/01/2052; with total market value $496,825)	487,083
487,083	Citigroup Global Markets 0.080%, dated 09/30/2020 to be repurchased on 10/01/2020, repurchase price $487,084 (collateralized by U.S. Government obligations, ranging in par value $8,520 - $59,563, 0.000% - 4.625%, 11/27/2020 - 11/01/2059; with total market value $496,825)	487,083
487,083	HSBC Securities USA 0.070%, dated 09/30/2020 to be repurchased on 10/01/2020, repurchase price $487,084 (collateralized by U.S. Government obligations, ranging in par value $110 - $695,833, 0.000% - 3.500%, 11/15/2025 - 10/20/2049; with total market value $496,825)	487,083
487,083	RBC Dominion Securities 0.080%, dated 09/30/2020 to be repurchased on 10/01/2020, repurchase price $487,084 (collateralized by U.S. Government obligations, ranging in par value $0 - $76,049, 0.000% - 5.500%, 10/27/2020 - 07/15/2061; with total market value $496,825)	487,083
144,396	Morgan Stanley & Co. 0.080%, dated 09/30/2020 to be repurchased on 10/01/2020, repurchase price $144,396 (collateralized by U.S. Government obligations, ranging in par value $0 - $35,149, 2.000% - 8.000%, 07/01/2021 - 10/01/2050; with total market value $147,284)	144,396

	Total Repurchase Agreements (Cost $2,092,728)	2,092,728

Shares		Value ($)

	Cash Equivalent - 1.8%

	MONEY MARKET FUND(n) - 1.8%
3,667,088	Dreyfus Treasury & Agency Cash Management, Institutional Class 0.010%	3,667,088

	Total Cash Equivalent (Cost $3,667,088)	3,667,088

	Total Investments - 99.7%	198,364,973

	(Cost $194,307,315)
	Other Assets & Liabilities, Net - 0.3%	542,765

	Net Assets - 100.0%	198,907,738

(a)

Securities (or a portion of securities) on loan. As of September 30, 2020, the fair value of securities loaned was $2,044,322. The loaned securities were secured with cash and securities collateral of $2,092,616. Collateral is calculated based on prior day’s prices.

(b)	Perpetual security with no stated maturity date.
(c)	The issuer is, or is in danger of being, in default of its payment obligation.
(d)

Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold in transaction exempt from registration to qualified institutional buyers. At September 30, 2020, these securities amounted to $3,385,944 or 1.7% of net assets.

(e)	Securities are grouped by coupon and represent a range of maturities.
(f)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.
(g)

Variable or floating rate security. The base lending rates are generally the lending rate offered by one or more European banks such as the LIBOR. The interest rate shown reflects the rate in effect September 30, 2020. Current LIBOR rates include 1 month which is equal to 0.149% and 3 months equal to 0.234%.

(h)	Tri-Party Repurchase Agreement.
(i)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of September 30, 2020 was $2,092,728.
(j)

Securities with a total aggregate value of $222,924, or 0.1% of net assets, were classified as Level 3 within the three-tier fair value hierarchy. Please see Notes to Financial Statements for an explanation of this hierarchy, as well as a list of unobservable inputs used in the valuation of these instruments.

(k)

Represents fair value as determined by the Fund’s Board of Trustees (the “Board”), or its designee in good faith, pursuant to the policies and procedures approved by the Board. The Board considers fair valued securities to be securities for which market quotations are not readily available and these securities may be valued using a combination of observable and unobservable inputs. Securities with a total aggregate value of $222,924, or 0.1% of net assets, were fair valued under the Fund’s valuation procedures as of September 30, 2020. Please see Notes to Financial Statements.

(l)	Non-income producing security.
(m)

As described in the Fund’s prospectus, a company is considered to be a non-U.S. issuer if the company’s securities principally trade on a market outside of the United States, the company derives a majority of its revenues or profits outside of the United States, the company is not organized in the United States, or the company is significantly exposed to the economic fortunes and risks of regions outside the United States.

(n)	Rate shown is 7 day effective yield.

26	See Glossary on page 27 for abbreviations along with accompanying Notes to Financial Statements.

GLOSSARY: (abbreviations that may be used in the preceding statements)

Municipal Bond or Agency Abbreviations:
Q-SBLF	Qualified School Board Loan Fund
ST INTERCEPT	State Aid Intercept

Other Abbreviations:
ADR	American Depositary Receipt
FRESB	Freddie Mac Small Balance
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LP	Limited Partnership
Ltd.	Limited
MTN	Medium-Term Note
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
STRIPs	Separate Trading of Registered Interest and Principal of Security
USD	United States Dollar
VAR	Variable Rate

Annual Report	27

STATEMENTS OF ASSETS AND LIABILITIES

As of September 30, 2020	Highland Funds II

	Highland Socially Responsible Equity Fund ($)	Highland Small-Cap Equity Fund ($)	Highland Total Return Fund ($)	Highland Fixed Income Fund ($)
Assets
Investments, at value†	61,889,712	12,523,237	65,078,120	192,605,157
Affiliated investments, at value (Note 10)	5,523,146	2,485,738	—	—

Total Investments, at value	67,412,858	15,008,975	65,078,120	192,605,157
Cash equivalents (Note 2)	368,952	880,390	2,441,937	3,667,088
Repurchase agreements, at value	1,330,519	—	1,276,189	2,092,728
Cash	19,997	—	—	8,370
Restricted Cash — Securities Sold Short (Notes 2 and 3)	—	6,536,834	—	—
Due from broker for cash on hand	—	5,611	—	—
Foreign tax reclaim receivable	4,300	—	66,553	3,388
Receivable for:
Investment sold	1,740,609	572,550	—	—
Dividends and interest	27,548	59,131	124,372	1,103,217
Investment advisory and administration fees (Notes 7)	—	65,884	—	—
Fund shares sold	17,777	21,672	11,689	1,761,408
Prepaid expenses and other assets	37,746	35,770	39,172	60,840

Total assets	70,960,306	23,186,817	69,038,032	201,302,196

Liabilities:
Securities sold short, at value (Notes 2) (Highland Small-Cap Equity proceeds from securities sold short $3,055,546)	—	6,435,487	—	—
Due to broker for short sale proceeds	77,628	4,509,716	—	—

Payable for:
Collateral for securities loaned (Note 4)	1,330,519	—	1,276,189	2,092,728
Transfer agent fees	42,883	22,620	35,948	56,776
Fund shares redeemed	42,250	57,838	256,106	148,850
Investment advisory and administration fees	28,839	—	13,425	7,812
Custody fees	16,787	13,410	14,860	12,675
Accounting services fees	11,846	7,388	10,702	17,739
Trustees fees	4,525	1,827	5,695	10,298
Investments purchased	—	592,640	39,101	—
Income distribution payable	—	—	—	18,062
Accrued expenses and other liabilities	48,802	20,111	29,903	29,518

Total liabilities	1,604,079	11,661,037	1,681,929	2,394,458

Net Assets	69,356,227	11,525,780	67,356,103	198,907,738

28	See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (concluded)

As of September 30, 2020	Highland Funds II

	Highland Socially Responsible Equity Fund ($)	Highland Small-Cap Equity Fund ($)	Highland Total Return Fund ($)	Highland Fixed Income Fund ($)
Net Assets Consist of:
Paid-in capital	76,232,639	33,861,334	64,018,473	193,690,222
Total distributable earnings (accumulated loss)	(6,876,412)	(22,335,554)	3,337,630	5,217,516

Net Assets	69,356,227	11,525,780	67,356,103	198,907,738

Investments, at cost	60,910,269	19,304,985	64,628,251	188,547,499
Affiliated investments, at cost (Note 10)	6,601,573	3,437,911	—	—
Cash equivalents, at cost (Note 2)	368,952	880,390	2,441,937	3,667,088
Repurchase agreements, at cost	1,330,519	—	1,276,189	2,092,728
† Includes fair value of securities on loan	1,367,668	—	3,102,417	2,044,322

Class A:
Net assets	54,481,025	9,058,897	35,088,000	82,275,546
Shares outstanding ($0.001 par value; unlimited shares authorized)	3,540,646	2,161,914	1,529,300	6,201,261
Net asset value per share(a)(b)	15.39	4.19	22.94	13.27
Maximum offering price per share(c)	16.33	4.45	24.34	13.86

Class C:
Net assets	4,313,000	832,708	1,997,361	1,747,716
Shares outstanding ($0.001 par value; unlimited shares authorized)	619,010	355,782	98,587	131,553
Net asset value and offering price per share(a)	6.97	2.34	20.26	13.29

Class Y:
Net assets	10,562,202	1,634,175	30,270,742	114,884,476
Shares outstanding ($0.001 par value; unlimited shares authorized)	619,053	341,778	1,296,753	8,666,241
Net asset value, offering and redemption price per share	17.06	4.78	23.34	13.26

(a)	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).
(b)	Purchases without an initial sales charge of $1,000,000 or more are subject to a 0.50% CDSC if redeemed within one year of purchase.
(c)	The sales charge is 5.75% for all Funds except for the Fixed Income Fund, which is 4.25%. On sales of $1,000,000 or more, there is no sales charge and therefore the offering will be lower.

See accompanying Notes to Financial Statements.	29

STATEMENTS OF OPERATIONS

For the year ended September 30, 2020	Highland Funds II

	Highland Socially Responsible Equity Fund ($)	Highland Small- Cap Equity Fund ($)	Highland Total Return Fund ($)	Highland Fixed Income Fund ($)
Investment Income:
Income:
Dividends from unaffiliated issuers	888,515	480,167	1,094,697	1,730,687
Dividends from affiliated issuers (Note 10)	(2,016)	12,285	—	—
Securities lending income (Note 4)	2,108	547	4,287	20,519
Interest from unaffiliated issuers	28,501	44,821	394,637	5,362,098
Less: Foreign taxes withheld	—	(3,303)	(41,237)	(4,421)

Total income	917,108	534,517	1,452,384	7,108,883

Expenses:
Investment advisory (Note 7)	437,011	318,501	366,781	584,423
Distribution and shareholder service fees: (Note 7)
Class A	143,676	49,086	90,275	210,167
Class C	46,922	21,977	22,987	21,095
Accounting services fees	26,999	—	17,281	60,058
Transfer agent fees	277,776	132,812	231,130	423,609
Legal fees	64,706	152,649	100,521	160,206
Registration fees	52,346	59,831	44,759	46,869
Audit fees	58,201	38,384	63,970	51,772
Interest expense and commitment fees (Note 6)	26,067	253,239	—	—
Insurance	12,143	7,741	10,739	27,287
Trustees fees (Note 7)	15,605	5,458	1,038	46,036
Reports to shareholders	37,507	14,804	35,108	69,151
Custodian/wire agent fees	46,961	71,466	43,330	40,787
Dividends and fees on securities sold short (Note 2)	6,138	—	—	—
Other	67,888	27,213	43,401	90,465

Total operating expenses before waiver and reimbursement	1,319,946	1,153,161	1,071,320	1,831,925
Less: Expenses waived or borne by the adviser and administrator	(71,148)	(530,038)	(262,888)	(334,476)

Net operating expenses	1,248,798	623,123	808,432	1,497,449

Net investment income (loss)	(331,690)	(88,606)	643,952	5,611,434

Net Realized and Unrealized Gain (Loss) on Investments
Realized gain (loss) on:
Investments in unaffiliated issuers	3,329,190	(3,812,083)	444,820	2,510,989
Investments in affiliated issuers (Note 10)	(35,021)	316,778	—	—
Securities sold short (Note 2)	(1,249,500)	(4,172,192)	—	—
Purchased options contracts (Note 3)	(401,924)	—	—	—
Written options contracts (Note 3)	(1,181,356)	—	—	—
Foreign currency related transactions	—	(2,585)	4,253	—

Net Change in Unrealized Appreciation (Depreciation) on:
Investments in unaffiliated issuers	2,789,527	(8,579,259)	(1,821,019)	123,020
Investments in affiliated issuers (Note 10)	(558,350)	(1,801,900)	—	—
Securities sold short (Note 2)	—	(3,379,941)	—	—
Purchased options contracts (Note 3)	37,322	—	—	—
Written options contracts (Note 3)	12,992	—	—	—
Foreign currency related translations	—	—	3,021	—

Net realized and unrealized gain (loss) on investments	2,742,880	(21,431,182)	(1,368,925)	2,634,009

Total increase (decrease) in net assets resulting from operations	2,411,190	(21,519,788)	(724,973)	8,245,443

30	See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

Highland Funds II

	Highland Socially Responsible Equity Fund		Highland Small-Cap Equity Fund

	Year Ended September 30, 2020 ($)	Year Ended September 30, 2019 ($)	Year Ended September 30, 2020 ($)	Year Ended September 30, 2019 ($)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	(331,690)	668,215	(88,606)	(73,823)
Net realized gain (loss) on investments, purchased options, written options, securities sold short, and foreign currency related transactions	461,389	(5,371,520)	(7,670,082)	84,984
Net increase (decrease) in unrealized appreciation (depreciation) on investments, purchased options, written options, securities sold short, and foreign currency related translations	2,281,491	(12,705,859)	(13,761,100)	9,295

Net increase (decrease) resulting from operations .	2,411,190	(17,409,164)	(21,519,788)	20,456

Distributions
Class A	(415,696)	(32,574,252)	(2,604,642)	(4,295,752)
Class C	(49,771)	(4,824,095)	(502,524)	(731,356)
Class Y	(90,217)	(10,386,774)	(742,886)	(1,044,218)
Return of capital:
Class A	(145,371)	—	—	—
Class C	(17,405)	—	—	—
Class Y	(31,550)	—	—	—

Decrease resulting from distributions	(750,010)	(47,785,121)	(3,850,052)	(6,071,326)

Increase (decrease) in net assets from operations and distributions	1,661,180	(65,194,285)	(25,369,840)	(6,050,870)

Share transactions:
Proceeds from sale of shares
Class A	630,993	2,971,142	797,237	2,406,671
Class C	51,065	584,595	281,782	967,839
Class Y	3,065,684	2,726,660	1,175,730	7,347,323
Value of distributions reinvested
Class A	542,111	31,672,818	2,481,860	4,069,015
Class C	65,214	4,629,738	491,369	712,786
Class Y	120,470	10,381,069	675,958	1,028,517
Cost of shares redeemed
Class A	(14,495,016)	(26,196,528)	(5,328,739)	(8,819,897)
Class C	(1,463,101)	(3,961,014)	(860,095)	(1,994,885)
Class Y	(3,758,759)	(22,745,799)	(7,389,251)	(6,097,743)

Net increase (decrease) from shares transactions	(15,241,339)	62,681	(7,674,149)	(380,374)

Total decrease in net assets	(13,580,159)	(65,131,604)	(33,043,989)	(6,431,244)

Net Assets
Beginning of year	82,936,386	148,067,990	44,569,769	51,001,013

End of year	69,356,227	82,936,386	11,525,780	44,569,769

See accompanying Notes to Financial Statements.	31

STATEMENTS OF CHANGES IN NET ASSETS (continued)

Highland Funds II

	Highland Socially Responsible Equity Fund		Highland Small-Cap Equity Fund

	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2020	Year Ended September 30, 2019
CAPITAL STOCK ACTIVITY - SHARES

Class A:
Shares sold	42,886	190,353	90,129	194,957
Issued for distribution reinvested	34,269	2,272,082	220,806	403,672
Shares redeemed	(958,164)	(1,624,969)	(615,782)	(705,465)

Net increase (decrease) in fund shares	(881,009)	837,466	(304,847)	(106,836)

Class C:
Shares sold	7,835	63,357	52,318	130,339
Issued for distribution reinvested	9,058	721,143	77,748	116,468
Shares redeemed	(213,815)	(505,722)	(219,034)	(264,383)

Net increase (decrease) in fund shares	(196,922)	278,778	(88,968)	(17,576)

Class Y:
Shares sold	184,616	147,501	152,052	525,433
Issued for distribution reinvested	6,884	673,657	52,768	90,778
Shares redeemed	(226,562)	(1,321,809)	(719,631)	(444,632)

Net increase (decrease) in fund shares	(35,062)	(500,651)	(514,811)	171,579

32	See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

Highland Funds II

	Highland Total Return Fund		Highland Fixed Income Fund

	Year Ended September 30, 2020 ($)	Year Ended September 30, 2019 ($)	Year Ended September 30, 2020 ($)	Year Ended September 30, 2019 ($)
Increase (Decrease) in Net Assets
Operations:
Net investment income	643,952	750,846	5,611,434	5,494,977
Net realized gain (loss) on investments	449,073	(715,478)	2,510,989	476,997
Net increase (decrease) in unrealized appreciation (depreciation) on investments, and foreign currency transactions	(1,817,998)	(156,373)	123,020	5,081,163

Net increase (decrease) resulting from operations	(724,973)	(121,005)	8,245,443	11,053,137

Distributions
Class A	(242,359)	(277,754)	(2,119,978)	(2,522,414)
Class C	—	(19,684)	(37,635)	(51,309)
Class Y	(357,795)	(314,727)	(3,004,570)	(3,038,201)
Return of capital:
Class A	—	—	—	(29,603)
Class C	—	—	—	(602)
Class Y	—	—	—	(35,398)

Decrease resulting from distributions	(600,154)	(612,165)	(5,162,183)	(5,677,527)

Increase (decrease) in net assets from operations and distributions	(1,325,127)	(733,170)	3,083,260	5,375,610

Share transactions:
Proceeds from sale of shares
Class A	613,444	1,461,031	2,153,844	2,657,999
Class C	81,681	105,341	17,077	329,556
Class Y	10,290,823	3,846,228	22,151,265	16,786,104
Value of distributions reinvested
Class A	231,255	263,151	1,893,478	2,286,475
Class C	—	16,300	35,497	47,782
Class Y	341,128	304,454	2,957,857	3,031,076
Cost of shares redeemed
Class A	(5,636,440)	(7,504,785)	(12,162,320)	(14,730,312)
Class C	(698,179)	(1,197,796)	(820,446)	(930,997)
Class Y	(14,842,352)	(9,150,974)	(18,907,892)	(12,633,549)

Net decrease from shares transactions	(9,618,640)	(11,857,050)	(2,681,640)	(3,155,866)

Total increase (decrease) in net assets	(10,943,767)	(12,590,220)	401,620	2,219,744

Net Assets
Beginning of year	78,299,870	90,890,090	198,506,118	196,286,374

End of year	67,356,103	78,299,870	198,907,738	198,506,118

See accompanying Notes to Financial Statements.	33

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

Highland Funds II

	Highland Total Return Fund		Highland Fixed Income Fund

	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2020	Year Ended September 30, 2019
CAPITAL STOCK ACTVITIY - SHARES

Class A:
Shares sold	27,006	65,495	165,782	208,364
Issued for distribution reinvested	9,673	13,041	145,110	178,547
Shares redeemed	(251,847)	(339,799)	(934,341)	(1,157,735)

Net decrease in fund shares	(215,168)	(261,263)	(623,449)	(770,824)

Class C:
Shares sold	3,942	5,796	1,348	25,775
Issued for distribution reinvested	—	908	2,720	3,725
Shares redeemed	(34,517)	(61,438)	(62,810)	(72,976)

Net decrease in fund shares	(30,575)	(54,734)	(58,742)	(43,476)

Class Y:
Shares sold	437,289	171,212	1,691,291	1,311,049
Issued for distribution reinvested	13,779	14,861	226,821	236,781
Shares redeemed	(675,707)	(411,859)	(1,458,298)	(987,633)

Net increase (decrease) in fund shares	(224,639)	(225,786)	459,814	560,197

34	See accompanying Notes to Financial Statements.

STATEMENT OF CASH FLOWS

For the Year Ended September 30, 2020	Highland Small-Cap Equity Fund

($)
Cash Flows Used in Operating Activities:
Net decrease in net assets resulting from operations	(21,519,788)

Adjustments to Reconcile Decrease in Net Assets to Net Cash Provided by Operating Activities:
Purchases of investment securities from unaffiliated issuers	(3,945,127)
Purchases of investment securities from affiliated issuers	(1,069,123)
Proceeds from disposition of investment securities from unaffiliated issuers	20,280,518
Proceeds from return of capital of investment securities from affiliated issuers	2,353,510
Purchases to cover securities sold short	(10,000,408)
Proceeds from disposition of securities sold short	8,883,762
Net realized loss on Investments from unaffiliated issuers	3,812,083
Net realized gain on Investments from affiliated issuers	(316,778)
Net realized loss on securities sold short and foreign currency related transactions	4,174,777
Net change in unrealized (appreciation)/depreciation on unaffiliated investments, affiliated investments and securities sold short	13,761,100
Decrease in receivable for investments sold	4,478,200
Decrease in due from broker	1,389,691
Decrease in dividends and interest receivable	93,812
Increase in receivable from investment advisory and administration fees	(42,192)
Decrease in prepaid expenses and other assets	2,245
Increase in due to broker	4,424,183
Decrease in payable for investments purchased	(530,082)
Decrease in payable for accounting services fees	(27,180)
Decrease in payable for trustee fees	(850)
Increase in payable for custody fees	3,320
Increase in payable for transfer agent fees	14,021
Decrease in payable for audit fees	(23,250)
Decrease in accrued dividends and interest on short sales	(7,315)
Decrease in payable for commitment fees	(25,487)
Increase in accrued expenses and other liabilities	4,478

Net cash flow provided by operating activities	26,168,120

Cash Flows Used In Financing Activities:
Decrease in borrowings under credit facility	(14,725,000)
Distributions paid in cash	(200,865)
Payments of shares redeemed	(13,604,324)
Proceeds from shares sold	2,260,205

Net cash flow used in financing activities	(26,269,984)

Effect of exchange rate changes on cash	(2,585)

Net Decrease in Cash, Cash Equivalents and Restricted Cash	(104,449)

Cash, Cash Equivalents and Restricted Cash:
Beginning of year	7,452,143

End of year	7,347,694

Supplemental disclosure of cash flow information:
Reinvestment of distributions	3,649,187

Cash paid during the year for interest expense and commitment fees	278,726

See accompanying Notes to Financial Statements.	35

FINANCIAL HIGHLIGHTS

Highland Socially Responsible Equity Fund, Class A

Selected data for a share outstanding throughout each year is as follows:

	For the Years Ended September 30,
	2020	2019	2018	2017	2016

Net Asset Value, Beginning of Year	$15.02	$28.61	$31.18	$34.45	$32.32

Income from Investment Operations:

Net investment income (loss)(a)	(0.07)	0.10	(0.03)	(0.03)	0.02

Net realized and unrealized gain (loss)	0.58	(4.20)	4.16	4.15	4.73

Total from Investment Operations	0.51	(4.10)	4.13	4.12	4.75

Less Distributions Declared to shareholders:

From net investment income	(0.10)	—	—	—	—

From net realized gains	—	(9.49)	(6.70)	(7.39)	(2.62)

From return of capital	(0.04)	—	—	—	—

Total distributions declared to shareholders	(0.14)	(9.49)	(6.70)	(7.39)	(2.62)

Net Asset Value, End of year(b)	$15.39	$15.02	$28.61	$31.18	$34.45

Total Return(b)(c)	3.36%	(11.83)%	15.14%	15.46%	14.84%

Ratios to Average Net Assets:(d)

Net Assets, End of Year (000’s)	$54,481	$66,433	$102,528	$107,865	$117,817

Gross operating expenses(e)	1.80%	1.51%	1.19%	1.27%	1.28%

Net investment income (loss)	(0.44)%	0.57%	(0.12)%	(0.10)%	0.07%

Portfolio turnover rate	642%	807%	258%	83%	77%

(a)	Net investment income (loss) per share was calculated using average shares outstanding during the period.
(b)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(c)

Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s Investment Adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Supplemental expense ratios are shown below:

Supplemental Expense Ratios:

	For the Years Ended September 30,
	2020	2019	2018	2017	2016

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)(f)	1.70%	1.45%	1.19%	1.27%	1.28%

Interest expense and commitment fees	0.04%	—%	—%	0.04%	0.04%

Dividends and fees on securities sold short	0.01%	—%	—%	—%	0.03%

(f)	This includes the additional voluntarily elected waiver by the Investment Adviser during the period.

36	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Highland Socially Responsible Equity Fund, Class C

Selected data for a share outstanding throughout each year is as follows:

	For the Years Ended September 30,
	2020	2019	2018	2017	2016

Net Asset Value, Beginning of Year	$6.88	$19.46	$23.37	$27.85	$26.76

Income from Investment Operations:

Net investment loss(a)	(0.08)	(0.01)	(0.17)	(0.19)	(0.18)

Net realized and unrealized gain (loss)	0.26	(3.08)	2.96	3.10	3.89

Total from Investment Operations	0.18	(3.09)	2.79	2.91	3.71

Less Distributions Declared to shareholders:

From net investment income	(0.07)	—	—	—	—

From net realized gains	—	(9.49)	(6.70)	(7.39)	(2.62)

From return of capital	(0.02)	—	—	—	—

Total distributions declared to shareholders	(0.09)	(9.49)	(6.70)	(7.39)	(2.62)

Net Asset Value, End of year(b)	$6.97	$6.88	$19.46	$23.37	$27.85

Total Return(b)(c)	2.61%	(12.44)%	14.28%	14.58%	13.98%

Ratios to Average Net Assets:(d)

Net Assets, End of Year (000’s)	$4,313	$5,615	$10,453	$13,365	$21,466

Gross operating expenses(e)	2.56%	2.24%	1.95%	2.02%	2.03%

Net investment loss	(1.18)%	(0.16)%	(0.85)%	(0.84)%	(0.69)%

Portfolio turnover rate	642%	807%	258%	83%	77%

(a)	Net investment income (loss) per share was calculated using average shares outstanding during the period.
(b)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(c)

Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s Investment Adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Supplemental expense ratios are shown below:

Supplemental Expense Ratios:

	For the Years Ended September 30,
	2020	2019	2018	2017	2016

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)(f)	2.46%	2.18%	1.95%	2.02%	2.03%

Interest expense and commitment fees	0.04%	—%	—%	0.04%	0.05%

Dividends and fees on securities sold short	0.01%	—%	—%	—%	0.04%

(f)	This includes the additional voluntarily elected waiver by the Investment Adviser during the period.

See accompanying Notes to Financial Statements.	37

FINANCIAL HIGHLIGHTS

Highland Socially Responsible Equity Fund, Class Y

Selected data for a share outstanding throughout each year is as follows:

	For the Years Ended September 30,
	2020	2019	2018	2017	2016

Net Asset Value, Beginning of Year	$16.65	$30.38	$32.66	$35.65	$33.29

Income from Investment Operations:

Net investment income (loss)(a)	(0.04)	0.17	0.04	0.04	0.10

Net realized and unrealized gain (loss)	0.63	(4.41)	4.38	4.36	4.88

Total from Investment Operations	0.59	(4.24)	4.42	4.40	4.98

Less Distributions Declared to shareholders:

From net investment income	(0.13)	—	—	—	—

From net realized gains	—	(9.49)	(6.70)	(7.39)	(2.62)

From return of capital	(0.05)	—	—	—	—

Total distributions declared to shareholders	(0.18)	(9.49)	(6.70)	(7.39)	(2.62)

Net Asset Value, End of year(b)	$17.06	$16.65	$30.38	$32.66	$35.65

Total Return(b)(c)	3.54%	(11.54)%	15.38%	15.78%	15.12%

Ratios to Average Net Assets:(d)

Net Assets, End of Year (000’s)	$10,562	$10,888	$35,088	$34,893	$35,939

Gross operating expenses(e)	1.56%	1.20%	0.94%	1.02%	1.03%

Net investment income (loss)	(0.24)%	0.91%	0.13%	0.14%	0.29%

Portfolio turnover rate	642%	807%	258%	83%	77%

(a)	Net investment income (loss) per share was calculated using average shares outstanding during the period.
(b)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(c)

Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s Investment Adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Supplemental expense ratios are shown below:

Supplemental Expense Ratios:

	For the Years Ended September 30,
	2020	2019	2018	2017	2016

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)(f)	1.46%	1.13%	0.94%	1.02%	1.03%

Interest expense and commitment fees	0.04%	—	—	0.04%	0.05%

Dividends and fees on securities sold short	0.01%	—	—	—	0.03%

(f)	This includes the additional voluntarily elected waiver by the Investment Adviser during the period.

38	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Highland Small-Cap Equity Fund, Class A

Selected data for a share outstanding throughout each year is as follows:

	For the Years Ended September 30,
	2020	2019	2018	2017	2016

Net Asset Value, Beginning of Year	$12.05	$14.02	$15.23	$13.99	$12.96

Income from Investment Operations:

Net investment income (loss)(a)	(0.03)	(0.02)	(0.05)	0.08	0.11
Net realized and unrealized gain (loss)	(6.70)	(0.16)	1.21	1.86	2.80

Total from Investment Operations	(6.73)	(0.18)	1.16	1.94	2.91

Less Distributions Declared to shareholders:

From net investment income	—	—	(0.03)	(0.09)	—

From net realized gains	(1.13)	(1.79)	(2.34)	(0.61)	(1.88)

Total distributions declared to shareholders	(1.13)	(1.79)	(2.37)	(0.70)	(1.88)

Net Asset Value, End of year(b)	$4.19	$12.05	$14.02	$15.23	$13.99

Total Return(b)(c)	(61.72)%	1.17%	9.50%	14.53%	25.87%

Ratios to Average Net Assets:(d)

Net Assets, End of Year (000’s)	$9,059	$29,719	$36,072	$43,663	$35,935

Gross operating expenses(e)	4.28%	3.53%	2.94%	2.00%	2.02%

Net investment income (loss)	(0.36)%	(0.17)%	(0.36)%	0.55%	0.90%

Portfolio turnover rate	15%	12%	38%	84%	107%

(a)	Net investment income (loss) per share was calculated using average shares outstanding during the period.
(b)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(c)

Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s Investment Adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Supplemental expense ratios are shown below:

Supplemental Expense Ratios:

	For the Years Ended September 30,
	2020	2019	2018	2017	2016

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)(f)	2.33%	2.69%	2.34%	1.60%	1.40%

Interest expense and commitment fees	0.93%	1.26%	0.67%	0.18%	0.18%

Dividends and fees on securities sold short	—%	0.06%	0.26%	0.07%	—%

(f)	This includes the additional voluntarily elected waiver by the Investment Adviser during the period.

See accompanying Notes to Financial Statements.	39

FINANCIAL HIGHLIGHTS

Highland Small-Cap Equity Fund, Class C

Selected data for a share outstanding throughout each year is as follows:

	For the Years Ended September 30,
	2020	2019	2018	2017	2016

Net Asset Value, Beginning of Year	$7.27	$9.35	$11.01	$10.32	$10.11

Income from Investment Operations:

Net investment loss(a)	(0.05)	(0.07)	(0.11)	(0.02)	—

Net realized and unrealized gain (loss)	(3.75)	(0.22)	0.79	1.35	2.09

Total from Investment Operations	(3.80)	(0.29)	0.68	1.33	2.09

Less Distributions Declared to shareholders:

From net investment income	—	—	—	(0.03)	—

From net realized gains	(1.13)	(1.79)	(2.34)	(0.61)	(1.88)

Total distributions declared to shareholders	(1.13)	(1.79)	(2.34)	(0.64)	(1.88)

Net Asset Value, End of year(b)	$2.34	$7.27	$9.35	$11.01	$10.32

Total Return(b)(c)	(62.04)%	0.44%	8.64%	13.73%	24.90%

Ratios to Average Net Assets:(d)

Net Assets, End of Year (000’s)	$833	$3,233	$4,323	$5,131	$3,185

Gross operating expenses(e)	5.03%	4.25%	3.69%	2.76%	2.77%

Net investment income (loss)	(1.06)%	(0.93)%	(1.12)%	(0.23)%	0.15%

Portfolio turnover rate	15%	12%	38%	84%	107%

(a)	Net investment income (loss) per share was calculated using average shares outstanding during the period.
(b)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(c)

Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s Investment Adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Supplemental expense ratios are shown below:

Supplemental Expense Ratios:

	For the Years Ended September 30,
	2020	2019	2018	2017	2016

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)(f)	3.08%	3.44%	3.09%	2.36%	2.15%

Interest expense and commitment fees	0.93%	1.26%	0.67%	0.19%	0.18%

Dividends and fees on securities sold short	—%	0.06%	0.26%	0.07%	—%

(f)	This includes the additional voluntarily elected waiver by the Investment Adviser during the period.

40	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Highland Small-Cap Equity Fund, Class Y

Selected data for a share outstanding throughout each year is as follows:

	For the Years Ended September 30,
	2020	2019	2018	2017	2016

Net Asset Value, Beginning of Year	$13.56	$15.48	$16.59	$15.16	$13.86

Income from Investment Operations:

Net investment income (loss)(a)	0.01	0.02	(0.02)	0.12	0.18

Net realized and unrealized gain (loss)	(7.66)	(0.15)	1.31	2.04	3.00

Total from Investment Operations	(7.65)	(0.13)	1.29	2.16	3.18

Less Distributions Declared to shareholders:

From net investment income	—	—	(0.06)	(0.12)	—

From net realized gains	(1.13)	(1.79)	(2.34)	(0.61)	(1.88)

Total distributions declared to shareholders	(1.13)	(1.79)	(2.40)	(0.73)	(1.88)

Net Asset Value, End of year(b)	$4.78	$13.56	$15.48	$16.59	$15.16

Total Return(b)(c)	(61.63)%	1.40%	9.55%	14.89%	26.17%

Ratios to Average Net Assets:(d)

Net Assets, End of Year (000’s)	$1,634	$11,618	$10,606	$27,350	$8,221

Gross operating expenses(e)	4.03%	3.29%	2.71%	1.78%	1.77%

Net investment income (loss)	0.08%	0.13%	(0.15)%	0.72%	1.28%

Portfolio turnover rate	15%	12%	38%	84%	107%

(a)	Net investment income (loss) per share was calculated using average shares outstanding during the period.
(b)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(c)

Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s Investment Adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Supplemental expense ratios are shown below:

Supplemental Expense Ratios:

	For the Years Ended September 30,
	2020	2019	2018	2017	2016

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)(f)	2.08%	2.44%	2.10%	1.39%	1.15%

Interest expense and commitment fees	0.93%	1.26%	0.68%	0.21%	0.18%

Dividends and fees on securities sold short	—%	0.06%	0.25%	0.07%	—%

(f)	This includes the additional voluntarily elected waiver by the Investment Adviser during the period.

See accompanying Notes to Financial Statements.	41

FINANCIAL HIGHLIGHTS

Highland Total Return Fund, Class A

Selected data for a share outstanding throughout each year is as follows:

	For the Years Ended September 30,
	2020	2019	2018	2017	2016

Net Asset Value, Beginning of Year	$22.99	$23.03	$24.04	$21.88	$21.99

Income from Investment Operations:

Net investment income(a)	0.18	0.19	0.95	0.16	0.32

Net realized and unrealized gain (loss)	(0.08)	(0.09)	(0.68)	2.41	2.15

Total from Investment Operations	0.10	0.10	0.27	2.57	2.47

Less Distributions Declared to shareholders:

From net investment income	(0.15)	(0.02)	(0.40)	(0.25)	(0.35)

From net realized gains	—	(0.12)	(0.50)	(0.16)	(2.23)

From return of capital	—	—	(0.38)	—	—

Total distributions declared to shareholders	(0.15)	(0.14)	(1.28)	(0.41)	(2.58)

Net Asset Value, End of year(b)	$22.94	$22.99	$23.03	$24.04	$21.88

Total Return(b)(c)	0.39%	0.53%	1.17%	11.89%	11.88%

Ratios to Average Net Assets:(d)

Net Assets, End of Year (000’s)	$35,088	$40,099	$46,188	$56,167	$56,345

Gross operating expenses(e)	1.56%	1.23%	1.17%	1.15%	1.15%

Net investment income	0.80%	0.86%	4.13%	0.65%	1.56%

Portfolio turnover rate	73%	62%	105%	99%	94%

(a)	Net investment income (loss) per share was calculated using average shares outstanding during the period.
(b)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(c)

Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s Investment Adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Supplemental expense ratios are shown below:

Supplemental Expense Ratios:

	For the Years Ended September 30,
	2020	2019	2018	2017	2016

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	1.20%	1.20%	1.17%	1.09%	1.15%

Interest expense and commitment fees	—%	—%	—%	—%	—%

Dividends and fees on securities sold short	—%	—%	—%	—%	—%

42	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Highland Total Return Fund, Class C

Selected data for a share outstanding throughout each year is as follows:

	For the Years Ended September 30,
	2020	2019	2018	2017	2016

Net Asset Value, Beginning of Year	$20.32	$20.51	$21.54	$19.61	$20.03

Income from Investment Operations:

Net investment income (loss)(a)	— (e)	0.02	0.71	(0.02)	0.16

Net realized and unrealized gain (loss)	(0.06)	(0.09)	(0.63)	2.17	1.93

Total from Investment Operations	(0.06)	(0.07)	0.08	2.15	2.09

Less Distributions Declared to shareholders:

From net investment income	—	—	(0.31)	(0.06)	(0.28)

From net realized gains	—	(0.12)	(0.50)	(0.16)	(2.23)

From return of capital	—	—	(0.30)	—	—

Total distributions declared to shareholders	—	(0.12)	(1.11)	(0.22)	(2.51)

Net Asset Value, End of year(b)	$20.26	$20.32	$20.51	$21.54	$19.61

Total Return(b)(c)	(0.30)%	(0.27)%	0.39%	11.05%	11.03%

Ratios to Average Net Assets:(d)

Net Assets, End of Year (000’s)	$1,997	$2,625	$3,771	$4,664	$6,183

Gross operating expenses(f)	2.31%	1.98%	1.93%	1.90%	1.90%

Net investment income (loss)	0.02%	0.09%	3.47%	(0.11)%	0.83%

Portfolio turnover rate	73%	62%	105%	99%	94%

(a)	Net investment income (loss) per share was calculated using average shares outstanding during the period.
(b)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(c)

Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s Investment Adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Represents less than $0.005 per share.
(f)	Supplemental expense ratios are shown below:

Supplemental Expense Ratios:

	For the Years Ended September 30,
	2020	2019	2018	2017	2016

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	1.95%	1.95%	1.93%	1.84%	1.90%

Interest expense and commitment fees	—%	—%	—%	—%	—%

Dividends and fees on securities sold short	—%	—%	—%	—%	—%

See accompanying Notes to Financial Statements.	43

FINANCIAL HIGHLIGHTS

Highland Total Return Fund, Class Y

Selected data for a share outstanding throughout each year is as follows:

	For the Years Ended September 30,
	2020	2019	2018	2017	2016

Net Asset Value, Beginning of Year	$23.38	$23.43	$24.44	$22.24	$22.32

Income from Investment Operations:

Net investment income(a)	0.23	0.25	1.00	0.22	0.37

Net realized and unrealized gain (loss)	(0.06)	(0.10)	(0.67)	2.45	2.19

Total from Investment Operations	0.17	0.15	0.33	2.67	2.56

Less Distributions Declared to shareholders:

From net investment income	(0.21)	(0.08)	(0.43)	(0.31)	(0.41)

From net realized gains	—	(0.12)	(0.50)	(0.16)	(2.23)

From return of capital	—	—	(0.41)	—	—

Total distributions declared to shareholders	(0.21)	(0.20)	(1.34)	(0.47)	(2.64)

Net Asset Value, End of year(b)	$23.34	$23.38	$23.43	$24.44	$22.24

Total Return(b)(c)	0.68%	0.74%	1.41%	12.15%	12.14%

Ratios to Average Net Assets:(d)

Net Assets, End of Year (000’s)	$30,271	$35,575	$40,931	$50,209	$12,139

Gross operating expenses(e)	1.31%	0.98%	0.92%	0.90%	0.90%

Net investment income	1.01%	1.11%	4.30%	0.98%	1.73%

Portfolio turnover rate	73%	62%	105%	99%	94%

(a)	Net investment income (loss) per share was calculated using average shares outstanding during the period.
(b)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(c)

Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s Investment Adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Supplemental expense ratios are shown below:

Supplemental Expense Ratios:

	For the Years Ended September 30,
	2020	2019	2018	2017	2016

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	0.95%	0.95%	0.92%	0.84%	0.90%

Interest expense and commitment fees	—%	—%	—%	—%	—%

Dividends and fees on securities sold short	—%	—%	—%	—%	—%

44	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Highland Fixed Income Fund, Class A

Selected data for a share outstanding throughout each year is as follows:

	For the Years Ended September 30,
	2020	2019	2018	2017	2016

Net Asset Value, Beginning of Year	$13.05	$12.69	$12.98	$13.06	$12.58

Income from Investment Operations:

Net investment income(a)	0.36	0.35	0.33	0.32	0.33

Net realized and unrealized gain (loss)	0.19	0.37	(0.28)	(0.06)	0.50

Total from Investment Operations	0.55	0.72	0.05	0.26	0.83

Less Distributions Declared to shareholders:

From net investment income	(0.33)	(0.36)	(0.32)	(0.32)	(0.32)

From return of capital	—	— (b)	(0.02)	(0.02)	(0.03)

Total distributions declared to shareholders	(0.33)	(0.36)	(0.34)	(0.34)	(0.35)

Net Asset Value, End of year(c)	$13.27	$13.05	$12.69	$12.98	$13.06

Total Return(c)(d)	4.27%	5.76%	0.43%	2.06%	6.72%

Ratios to Average Net Assets:(e)

Net Assets, End of Year (000’s)	$82,276	$89,042	$96,380	$104,803	$118,519

Gross operating expenses(f)	1.07%	0.95%	0.92%	0.93%	0.91%

Net investment income	2.74%	2.72%	2.55%	2.48%	2.58%

Portfolio turnover rate	75%	53%	45%	20%	46%

(a)	Net investment income (loss) per share was calculated using average shares outstanding during the period.
(b)	Represents less than $0.005 per share.
(c)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(d)

Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s Investment Adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(e)	All ratios for the period have been annualized, unless otherwise indicated.
(f)	Supplemental expense ratios are shown below:

Supplemental Expense Ratios:

	For the Years Ended September 30,
	2020	2019	2018	2017	2016

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	0.90%	0.90%	0.89%	0.90%	0.90%

Interest expense and commitment fees	—%	—%	—%	—%	—%

Dividends and fees on securities sold short	—%	—%	—%	—%	—%

See accompanying Notes to Financial Statements.	45

FINANCIAL HIGHLIGHTS

Highland Fixed Income Fund, Class C

Selected data for a share outstanding throughout each year is as follows:

	For the Years Ended September 30,
	2020	2019	2018	2017	2016

Net Asset Value, Beginning of Year	$13.06	$12.71	$12.99	$13.08	$12.60

Income from Investment Operations:

Net investment income(a)	0.26	0.25	0.23	0.22	0.24

Net realized and unrealized gain (loss)	0.20	0.36	(0.26)	(0.06)	0.50

Total from Investment Operations	0.46	0.61	(0.03)	0.16	0.74

Less Distributions Declared to shareholders:

From net investment income	(0.23)	(0.26)	(0.24)	(0.23)	(0.23)

From return of capital	—	— (b)	(0.01)	(0.02)	(0.03)

Total distributions declared to shareholders	(0.23)	(0.26)	(0.25)	(0.25)	(0.26)

Net Asset Value, End of year(c)	$13.29	$13.06	$12.71	$12.99	$13.08

Total Return(c)(d)	3.57%	4.89%	(0.23)%	1.23%	5.92%

Ratios to Average Net Assets:(e)

Net Assets, End of Year (000’s)	$1,748	$2,486	$2,970	$2,893	$5,585

Gross operating expenses(f)	1.82%	1.70%	1.67%	1.68%	1.66%

Net investment income	1.96%	1.97%	1.81%	1.74%	1.87%

Portfolio turnover rate	75%	53%	45%	20%	46%

(a)	Net investment income (loss) per share was calculated using average shares outstanding during the period.
(b)	Represents less than $0.005 per share.
(c)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(d)

Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s Investment Adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(e)	All ratios for the period have been annualized, unless otherwise indicated.
(f)	Supplemental expense ratios are shown below:

Supplemental Expense Ratios:

	For the Years Ended September 30,
	2020	2019	2018	2017	2016

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	1.65%	1.65%	1.64%	1.65%	1.65%

Interest expense and commitment fees	—%	—%	—%	—%	—%

Dividends and fees on securities sold short	—%	—%	—%	—%	—%

46	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Highland Fixed Income Fund, Class Y

Selected data for a share outstanding throughout each year is as follows:

	For the Years Ended September 30,
	2020	2019	2018	2017	2016

Net Asset Value, Beginning of Year	$13.04	$12.68	$12.97	$13.05	$12.57

Income from Investment Operations:

Net investment income(a)	0.39	0.38	0.35	0.35	0.36

Net realized and unrealized gain (loss)	0.19	0.37	(0.26)	(0.05)	0.50

Total from Investment Operations	0.58	0.75	0.09	0.30	0.86

Less Distributions Declared to shareholders:

From net investment income	(0.36)	(0.39)	(0.36)	(0.35)	(0.35)

From return of capital	—	— (b)	(0.02)	(0.03)	(0.03)

Total distributions declared to shareholders	(0.36)	(0.39)	(0.38)	(0.38)	(0.38)

Net Asset Value, End of year(c)	$13.26	$13.04	$12.68	$12.97	$13.05

Total Return(c)(d)	4.54%	6.02%	0.68%	2.31%	6.99%

Ratios to Average Net Assets:(e)

Net Assets, End of Year (000’s)	$114,884	$106,978	$96,936	$32,679	$2,899

Gross operating expenses(f)	0.82%	0.71%	0.67%	0.68%	0.66%

Net investment income	3.01%	2.97%	2.76%	2.71%	2.83%

Portfolio turnover rate	75%	53%	45%	20%	46%

(a)	Net investment income (loss) per share was calculated using average shares outstanding during the period.
(b)	Represents less than $0.005 per share.
(c)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(d)

Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s Investment Adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(e)	All ratios for the period have been annualized, unless otherwise indicated.
(f)	Supplemental expense ratios are shown below:

Supplemental Expense Ratios:

	For the Years Ended September 30,
	2020	2019	2018	2017	2016

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	0.65%	0.65%	0.66%	0.65%	0.65%

Interest expense and commitment fees	—%	—%	—%	—%	—%

Dividends and fees on securities sold short	—%	—%	—%	—%	—%

See accompanying Notes to Financial Statements.	47

NOTES TO FINANCIAL STATEMENTS

September 30, 2020	Highland Funds II

Note 1. Organization

Highland Funds II (the “Trust”) is a Massachusetts business trust organized on August 10, 1992. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. It comprises four portfolios (each a “Fund” and collectively the “Funds”) that are currently being offered. This report covers information for the year ended September 30, 2020 for four of the Funds: Highland Socially Responsible Equity Fund (the “Socially Responsible Equity Fund”), Highland Small-Cap Equity Fund (the “Small-Cap Equity Fund”), Highland Total Return Fund (the “Total Return Fund”) and Highland Fixed Income Fund (the “Fixed Income Fund”).

On September 23, 2020, the Board of Trustees (the “Board”) approved the Agreement and Plan of Reorganization (the “Plan”) for the reorganization of the Total Return Fund and Fixed Income Fund (the “Target Funds”) into the First Foundation Fixed Income Fund and First Foundation Total Return Fund (the “Acquiring Funds”), each a series of the Advisors’ Inner Circle III. Under the Plan and subject to shareholder approval, the Target Funds are expected to be reorganized into the Acquiring Funds on or around December 14, 2020.

Fund Shares

Each Fund is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share (each a “Share” and collectively, the “Shares”). Each Fund currently offers the following three share classes to investors, Class A, Class C, and Class Y Shares. Each share class represents an interest in the same assets of the Funds, has the same rights and is identical in all material respects except that (i) each class of shares may bear different distribution fees; (ii) each class of shares may be subject to different (or no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which the expenses are attributable; and (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

Class A Shares are sold with a front-end sales charge. Maximum sales load imposed on purchases of Class A Shares (as a percentage of offering price) is as follows:

Fund	%
Socially Responsible Equity Fund	5.75
Small-Cap Equity Fund	5.75
Total Return Fund	5.75
Fixed Income Fund	4.25

There is no front-end sales charge imposed on individual purchases of Class A Shares of $1 million or more. Purchases of $1 million or more of Class A Shares at net asset value

(“NAV”) pursuant to a sales charge waiver are subject to a 0.50% contingent deferred sales charge (“CDSC”) if redeemed within one year of purchase. The front-end sales charge is also waived in other instances as described in the Funds’ prospectus.

Class C shares may be subject to a CDSC. The maximum CDSC imposed on redemptions of Class C Shares is 1.00% within the first year of purchase and 0.00% thereafter.

No front-end or CDSCs are assessed by the Trust with respect to Class Y Shares of all Funds.

Note 2. Significant Accounting Policies

The following summarizes the significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Use of Estimates

The Funds are investment companies that follow the investment company accounting and reporting guidance of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies applicable to investment companies. The Funds’ financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require Highland Capital Management Fund Advisors, L.P. (“HCMFA” or the “Investment Adviser”) to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.

Determination of Class Net Asset Values

Each Fund’s income, expenses (other than distribution fees and shareholder service fees) and realized and unrealized gains and losses are allocated proportionally each day among each Fund’s respective share classes based upon the relative net assets of each share class. Expenses of the Trust, other than those incurred by a specific Fund, are allocated pro rata among the Funds and their share classes. Certain class specific expenses (such as distribution and shareholder service fees) are allocated to the class that incurs such expense.

Valuation of Investments

The Funds’ investments are recorded at fair value. In computing the Funds’ net assets attributable to shares, securities with readily available market quotations on the New York

48	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2020	Highland Funds II

Stock Exchange (NYSE), National Association of Securities Dealers Automated Quotation (NASDAQ) or other nationally recognized exchange, use the closing quotations on the respective exchange for valuation of those securities. Securities for which there are no readily available market quotations will be valued pursuant to policies adopted by the Funds’ Board. Typically, such securities will be valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Generally, the Funds’ loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that the Investment Adviser has determined to have the capability to provide appropriate pricing services which have been approved by the Board.

Securities for which market quotations are not readily available, or for which the Funds have determined that the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (such as when events materially affecting the value of securities occur between the time when market price is determined and calculation of the Funds’ NAV) will be valued by the Funds at fair value, as determined by the Board or its designee in good faith in accordance with procedures approved by the Board, taking into account factors reasonably determined to be relevant, including, but not limited to: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Funds’ NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAVs. Determination of fair value is uncertain because it involves subjective judgments and estimates.

There can be no assurance that the Funds’ valuation of a security will not differ from the amount that it realizes upon the sale of such security. Those differences could have a material impact to the Funds. The NAV shown in the Funds’ financial statements may vary from the NAV published by each Fund as of its period end because portfolio securities transactions are accounted for on the trade date (rather than the day following the trade date) for financial statement purposes.

Fair Value Measurements

The Funds have performed an analysis of all existing investments and derivative instruments to determine the significance and character of inputs to their fair value determination. The levels of fair value inputs used to measure the Funds’ investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

Level 2 —

Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 —

Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The Investment Adviser has established policies and procedures, as described above and approved by the Board, to ensure that valuation methodologies for investments and financial instruments that are categorized within all levels of the fair value hierarchy are fair and consistent. A Pricing Committee has been established to provide oversight of the valuation policies, processes and procedures, and is comprised of personnel from the Investment Adviser and its affiliates. The Pricing Committee meets monthly to review the proposed valuations for investments and financial instruments and is responsible for evaluating the overall fairness and consistent application of established policies.

As of September 30, 2020, the Funds’ investments consisted of senior loans, asset-backed securities, bonds and notes,

Annual Report	49

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2020	Highland Funds II

common stocks, master limited partnerships, registered investment companies, cash equivalents, preferred stocks, exchange-traded funds, other registered investment companies, rights, warrants, securities sold short, repurchase agreements, mortgage-backed securities, U.S. Treasuries, and collateralized mortgage obligations. The fair value of the Funds’ loans, bonds and asset-backed securities are generally based on quotes received from brokers or independent pricing services. Loans, bonds and asset-backed securities with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets. Loans, bonds and asset-backed securities that are priced using quotes derived from implied values, indicative bids, or a limited number of actual trades are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.

The fair value of the Funds’ common stocks, preferred stocks, exchange-traded funds, other registered investment companies, rights, warrants and options that are not actively traded on national exchanges are generally priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades and are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable. Exchange-traded options are valued based on the last trade price on the primary exchange on which they trade. If an option does not trade, the mid-price, which is the mean of the bid and ask price, is utilized to value the option.

At the end of each calendar quarter, the Investment Adviser evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, the Investment Adviser evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Funds’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Funds may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise be less liquid than publicly traded securities.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value each Fund’s assets and liabilities as of September 30, 2020 is as follows:

	Total value at September 30, 2020 $	Level 1 Quoted Price $	Level 2 Significant Observable Inputs $	Level 3 Significant Unobservable Inputs $
Socially Responsible Equity Fund
Assets
Common Stocks
Communication Services	9,400,650	9,400,650	—	—
Consumer Discretionary	7,601,562	7,601,562	—	—
Consumer Staples	2,466,920	2,466,920	—	—
Financials	1,504,200	1,504,200	—	—
Healthcare	10,209,150	10,209,150	—	—
Industrials	3,919,900	3,919,900	—	—
Information Technology	22,380,410	22,380,410	—	—
Materials	2,474,660	2,474,660	—	—	(1)
Real Estate	483,460	483,460	—	—
Utilities	1,448,800	1,448,800	—	—
Registered Investment Companies	5,523,146	5,523,146	—	—
Preferred Stock
Healthcare	—	—	—	—	(1)
Repurchase Agreements	1,330,519	—	1,330,519	—
Cash Equivalent	368,952	368,952	—	—

Total Assets	69,112,329	67,781,810	1,330,519	—

(1)	This category includes securities with a value of zero.

50	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2020	Highland Funds II

	Total value at September 30, 2020 $	Level 1 Quoted Price $	Level 2 Significant Observable Inputs $	Level 3 Significant Unobservable Inputs $
Small-Cap Equity Fund
Assets
Common Stocks
Communication Services	146,879	146,879	—	—
Consumer Discretionary	291,339	291,339	—	—
Energy	125,556	125,556	—	—
Financials	2,468,369	2,468,369	—	—
Healthcare	2,849,917	2,849,917	—	—
Industrials	576,841	576,841	—	—
Information Technology	1,405,184	1,405,184	—	—
Materials	1,536,299	286,299	1,250,000	—
Real Estate	1,796,400	1,788,520	7,880	—	(1)
Utilities	334,763	334,763	—	—
Preferred Stock
Real Estate	1,899,430	—	1,899,430	—
Registered Investment Companies	1,273,520	1,273,520	—	—
Master Limited Partnerships
Energy	304,478	304,478	—	—
Cash Equivalent	880,390	880,390	—	—

Total Assets	15,889,365	12,732,055	3,157,310	—

Liabilities
Securities Sold Short
Common Stocks
Information Technology	(6,435,487)	(6,435,487)	—	—

Total Liabilities	(6,435,487)	(6,435,487)	—	—

(1)	This category includes securities with a value of zero.

Annual Report	51

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2020	Highland Funds II

	Total value at September 30, 2020 $	Level 1 Quoted Price $	Level 2 Significant Observable Inputs $	Level 3 Significant Unobservable Inputs $
Total Return Fund
Assets
Common Stocks
Communication Services	12,515,619	12,515,619	—	—
Consumer Discretionary	2,377,838	2,377,838	—	—
Consumer Staples	2,196,181	2,196,181	—	—
Energy	2,646,142	2,646,142	—	—
Financials	7,198,867	7,198,867	—	—
Healthcare	2,954,489	2,954,489	—	—
Industrials	7,533,323	7,533,323	—	—
Materials	1,493,257	1,493,257	—	—
Real Estate	766,814	754,380	—	12,434
Utilities	902,848	902,848	—	—
Foreign Common Stocks
France	8,350,987	8,350,987	—	—
Italy	1,738,701	1,738,701	—	—
Registered Investment Companies	4,528,266	4,528,266	—	—
Preferred Stock
Energy	166,465	166,465	—	—
Financials	2,776,242	2,646,692	129,550	—
Healthcare	315,900	—	315,900	—
Real Estate	198,977	29,535	169,442	—
Utilities	351,678	351,678	—	—
Corporate Bonds & Notes
Communication Services	63,903	—	63,903	—
Consumer Staples	545,833	—	545,833	—
Energy	47,338	—	47,338	—
Financials	1,189,394	—	1,189,394	—
Industrials	867,304	—	867,304	—
Utilities	203,421	—	203,421	—
Special Purpose Acquisition Company	1,134,500	1,134,500	—	—
Agency Mortgage-Backed Securities	1,111,982	—	1,111,982	—
Foreign Corporate Bonds & Notes
United Kingdom	424,469	—	424,469	—
Master Limited Partnership
Energy	323,695	323,695	—	—
Non-Agency Collateralized Mortgage-Backed Securities	104,411	—	104,411	—
Warrants	39,833	—	39,833	—
Agency Collateralized Mortgage Obligations	9,443	—	9,443	—
Repurchase Agreements	1,276,189	—	1,276,189	—
Cash Equivalent	2,441,937	2,441,937	—	—

Total Assets	68,796,246	62,285,400	6,498,412	12,434

52	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2020	Highland Funds II

	Total value at September 30, 2020 $	Level 1 Quoted Price $	Level 2 Significant Observable Inputs $	Level 3 Significant Unobservable Inputs $
Fixed Income Fund
Assets
Corporate Bonds & Notes
Communication Services	615,904	—	615,904	—
Consumer Discretionary	10,389,027	—	10,389,027	—
Consumer Staples	4,180,891	—	4,180,891	—
Energy	1,003,325	—	1,003,325	—
Financials	27,487,777	—	27,487,777	—
Healthcare	3,943,428	—	3,943,428	—
Industrials	11,375,515	—	11,375,515	—
Materials	5,358,606	—	5,358,606	—
Real Estate	12,227,020	—	12,227,020	—
Utilities	10,961,120	—	10,961,120	—
Agency Mortgage-Backed Securities	50,349,081	—	50,349,081	—
Preferred Stock
Communication Services	7,223,526	7,223,526	—	—
Energy	2,693,568	2,693,568	—	—
Financials	2,942,441	2,134,014	808,427	—
Real Estate	669,165	661,952	7,213	—
Utilities	1,666,680	1,183,211	483,469	—
U.S. Treasury Obligations	9,131,164	—	9,131,164	—
Registered Investment Companies	9,135,659	9,135,659	—	—
U.S. Government Agency—Asset-Backed Securities	7,365,540	—	7,365,540	—
Municipal Bonds
California	1,145,637	—	1,145,637	—
Kentucky	753,510	—	753,510	—
Maryland	533,510	—	533,510	—
Michigan	1,407,255	—	1,407,255	—
New York	1,170,742	—	1,170,742	—
North Dakota	951,323	—	951,323	—
Washington	776,378	—	776,378	—
Common Stocks
Financials	195,971	195,971	—	—
Real Estate	1,846,711	1,623,787	—	222,924
Asset-Backed Securities	1,690,239	—	1,690,239	—
Non-Agency Collateralized Mortgage-Backed Securities	1,675,307	—	1,675,307	—
Agency Collateralized Mortgage Obligations	1,187,262	—	1,187,262	—
Foreign Corporate Bonds & Notes
Switzerland	551,875	—	551,875	—
Rights(1)	—	—	—	—
Repurchase Agreements	2,092,728	—	2,092,728	—
Cash Equivalent	3,667,088	3,667,088	—	—

Total Assets	198,364,973	28,518,776	169,623,273	222,924

(1)	This category includes securities with a value of zero.

Annual Report	53

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2020	Highland Funds II

The tables below set forth a summary of changes in the Socially Responsible Equity Fund, Total Return Fund and the Fixed Income Fund’s assets measured at fair value using significant unobservable inputs (Level 3) for the year ended September 30, 2020.

	Balance as of September 30, 2019 $	Transfers Into Level 3 $	Transfers Out of Level 3 $	Accrued Discounts (Premiums) $	Realized Loss $	Net Unrealized Gains/ (Losses) $	Net Purchases $	Net Sales $	Balance as of September 30, 2020 $	Change in Unrealized Appreciation (Depreciation) from Investments held at September 30, 2020 $
Socially Responsible Equity Fund
Common Stocks
Materials	97,560	—	—	—	—	(97,560)	—	—	—	(97,560)
Preferred Stock
Healthcare	252,174	—	—	—	—	(252,174)	—	—	—	(252,174)

Total	349,734	—	—	—	—	(349,734)	—	—	—	(349,734)

	Balance as of September 30, 2019 $	Transfers Into Level 3 $	Transfers Out of Level 3 $	Accrued Discounts (Premiums) $	Realized Gain (Loss) $	Net Unrealized Gains/ (Losses) $	Net Purchases $	Net Sales $	Balance as of September 30, 2020 $	Change in Unrealized Depreciation from Investments held at September 30, 2020 $
Total Return Fund
Common Stocks
Real Estate	13,846	—	—	—	—	(1,412)	—	—	12,434	(1,412)

Total	13,846	—	—	—	—	(1,412)	—	—	12,434	(1,412)

	Balance as of September 30, 2019 $	Transfers Into Level 3 $	Transfers Out of Level 3 $	Accrued Discounts (Premiums) $	Realized Gain (Loss) $	Net Unrealized Gains/ (Losses) $	Net Purchases $	Net Sales $	Balance as of September 30, 2020 $	Change in Unrealized Depreciation from Investments held at September 30, 2020 $
Fixed Income Fund
Common Stocks
Real Estate	248,235	—	—	—	—	(25,311)	—	—	222,924	(25,311)

Total	248,235	—	—	—	—	(25,311)	—	—	222,924	(25,311)

Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates without observable inputs and may not be executable prices. In light of the developing market conditions, the Investment Adviser continues to search for observable data points and evaluate broker quotes and indications received for portfolio investments. For the year ended September 30, 2020, there were no transfers into and out of Level 3. Determination of fair values is uncertain because it involves subjective judgments and estimates that are unobservable.

54	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2020	Highland Funds II

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Fair Value at 9/30/2020	Valuation Technique	Unobservable Inputs	Input Value(s)
Socially Responsible Equity Fund
Common Stocks	$—	Net Asset Value	N/A	N/A
Preferred Stock	—	Transaction Indication of Value	Enterprise Value ($mm)	0%

Total	$—
Total Return Fund
Common Stocks	$12,434	Market Approach	Market Index Adjustment	16.5%
		NAV	Third Party Value Indication	$8.75

Total	$12,434
Fixed Income Fund
Common Stocks	$222,924	Market Approach	Market Index Adjustment	16.5%
		NAV	Third Party Value Indication	$8.75

Total	$222,924

The significant unobservable inputs used in the fair value measurement of the Total Return Fund’s REIT assets are the third party value indication and the market index adjustment. Significant increases (decreases) in any of those inputs in isolation could result in a significantly higher (lower) fair value measurement.

The significant unobservable inputs used in the fair value measurement of the Fixed Income Fund’s REIT assets are the third party value indication and the market index adjustment. Significant increases (decreases) in any of those inputs in isolation could result in a significantly higher (lower) fair value measurement.

In addition to the unobservable inputs utilized for various valuation methodologies, the Investment Adviser frequently uses a combination of two or more valuation methodologies to determine fair value for a single holding. In such instances, the Investment Adviser assesses the methodologies and ascribes weightings to each methodology. The weightings ascribed to any individual methodology ranged from as low as 50% to as high as 50% as of September 30, 2020. The selection of weightings is an inherently subjective process, dependent on professional judgement. These selections may have a material impact to the concluded fair value for such holdings.

Security Transactions

Security transactions are accounted for on the trade date. Realized gains/(losses) on investments sold are recorded on the basis of the specific identification method for both financial statement and U.S. federal income tax purposes taking into account any foreign taxes withheld.

Income Recognition

Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available and is verified. Interest income is recorded on the accrual basis.

Accretion of discount on taxable bonds and loans is computed to the maturity date, while amortization of premium on taxable bonds and loans is computed to the earliest call date both using the effective yield method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

U.S. Federal Income Tax Status

Each Fund is treated as a separate taxpayer for U.S. federal income tax purposes. The Funds intend to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and will distribute substantially all of their taxable income and gains, if any, for the tax year, and as such will not be subject to U.S. federal income taxes. In addition, the Funds intend to distribute, in each calendar year, all of their net investment income, capital gains and certain other amounts, if any, such that the Funds should not be subject to U.S. federal excise tax. Therefore, no U.S. federal income or excise tax provisions are recorded. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Investment Adviser has analyzed the Funds’ tax positions taken on U.S. federal income tax returns for all open tax

Annual Report	55

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2020	Highland Funds II

years (current and prior three tax years), and has concluded that no provision for U.S. federal income tax is required in the Funds’ financial statements. The Funds’ U.S. federal and state income and U.S. federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. Furthermore, the Investment Adviser of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

Distributions to Shareholders

The Fixed Income Fund typically declares investment income dividends daily and pays them monthly. All other Funds typically declare and pay dividends from investment income annually. All Funds typically declare and pay distributions from net realized capital gains in excess of capital loss carryforwards annually.

Statement of Cash Flows

Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount included within each Fund’s Statement of Assets and Liabilities and includes cash on hand at its custodian bank and/or sub-custodian bank(s), cash equivalents, and restricted cash held at broker(s).

Cash & Cash Equivalents

The Funds consider liquid assets deposited with a bank and certain short-term debt instruments of sufficient credit quality with original maturities of three months or less to be cash equivalents. The Funds also consider money market instruments that invest in cash equivalents to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates fair value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of this financial report. These balances may exceed the federally insured limits under the Federal Deposit Insurance Corporation (“FDIC”).

Foreign Currency

Accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at exchange rates using the current 4:00 PM London Time Spot Rate. Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates, between trade and settlement dates on securities transactions and between the accrual and payment dates on dividends, interest income and foreign withholding taxes, are recorded as unrealized foreign currency gains/(losses). Realized gains/(losses) and unrealized appreciation/(depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Securities Sold Short

The Funds may sell securities short. A security sold short is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund sells a security short, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the transaction. A Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any dividends or other payments received on such borrowed securities. In some circumstances, a Fund may be allowed by its prime broker to utilize proceeds from securities sold short to purchase additional investments, resulting in leverage. Securities and cash held as collateral for securities sold short are shown on the Investments Portfolios for each of the Funds. Cash held as collateral for securities sold short is classified as restricted cash on the Statements of Assets and Liabilities, as applicable. Restricted cash in the amount of $6,467,304 was held with the broker for the Small-Cap Equity Fund. Additionally, securities valued at $11,733,620 were posted in the Small-Cap Equity Fund’s segregated account as collateral. A Fund’s loss on a short sale could be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

Other Fee Income

Fee income may consist of origination/closing fees, amendment fees, administrative agent fees, transaction break-up fees and other miscellaneous fees. Origination fees, amendment fees, and other similar fees are nonrecurring fee sources. Such fees are received on a transaction by transaction basis and do not constitute a regular stream of income and are recognized when incurred.

Note 3. Derivative Transactions

The Funds are subject to equity securities risk, interest rate risk and currency risk in the normal course of pursuing their investment objectives. The Funds enter into derivative transactions for the purpose of hedging against the effects of

56	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2020	Highland Funds II

changes in the value of portfolio securities due to anticipated changes in market conditions, to gain market exposure for residual and accumulating cash positions and for managing the duration of fixed income investments.

Futures Contracts

A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. The Funds may invest in interest rate, financial and stock or bond index futures contracts subject to certain limitations. The Funds invest in futures contracts to manage their exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase a Fund’s exposure to the underlying instrument while selling futures tends to decrease a Fund’s exposure to the underlying instrument, or economically hedge other Fund investments. With futures contracts, there is minimal counterparty credit risk to the Funds since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. A Fund’s risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margins, are made or can be received by the Funds each day, depending on the daily fluctuation in the fair value of the underlying security. The Funds record an unrealized gain/(loss) equal to the daily variation margin. Should market conditions move unexpectedly, the Funds may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Funds recognize a realized gain/(loss) on the expiration or closing of a futures contract.

For the year ended September 30, 2020, the Funds did not invest in futures contracts.

Options

The Funds may utilize options on securities or indices to varying degrees as part of their principal investment strategy. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. The Funds may hold options, write option contracts, or both. If an option written by a Fund expires unexercised, a Fund realizes on the expiration date a capital gain equal to the premium received by a Fund at the time the option was written.

If an option purchased by a Fund expires unexercised, a Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires. A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if the cost of the closing option is more than the premium received from writing the option, a capital loss. A Fund will realize a capital gain from a closing sale transaction if the premium received from the sale is more than the original premium paid when the option position was opened, or a capital loss, if the premium received from a sale is less than the original premium paid.

During the year ended September 30, 2020, the Socially Responsible Equity Fund had written options to provide leveraged short exposure, and purchased options to provide leveraged long exposure, to the underlying equity, which is consistent with the investment strategies of these Funds.

For the year ended September 30, 2020, the Small-Cap Equity, Total Return and Fixed Income Funds did not invest in or write options.

Additional Derivative Information

The Funds are required to disclose; a) how and why an entity uses derivative instruments; b) how derivative instruments and related hedged items are accounted for; c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows; and d) how the netting of derivatives subject to master netting arrangements (if applicable) affects the net exposure of the Funds related to the derivatives.

To reduce counterparty credit risk with respect to over-the-counter (“OTC”) transactions, the Funds have entered into master netting arrangements, established within the Funds’ International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allows the Funds to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC derivative positions in forward currency

Annual Report	57

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2020	Highland Funds II

exchange contracts for each individual counterparty. In addition, the Funds may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Funds.

Certain ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of its ISDA master agreements, which would cause the Funds to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically under such agreement and comparing that to the value of any collateral currently pledged by the Fund or the Counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds, if any, is reported in restricted cash on the Statements of Assets and Liabilities. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance.

The net realized gain (loss) and the net change in unrealized appreciation (depreciation) related to derivative instruments included in the Funds’ Statements of Operations relate in their entirety to equity price risk.

The average monthly volume of derivative activity for the year ended September 30, 2020 is as follows:

Fund	Units/ Contracts	Appreciation/ (Depreciation)
Socially Responsible Equity Fund
Purchased Options Contracts	635	$—
Written Options Contracts	555	—

The effect of derivative instruments on the Statement of Operations for the year ended September 30, 2020, is as follows:

	Net Realized Gain (Loss) on Derivatives		Net Change in Unrealized Appreciation/ (Depreciation) on Derivatives
Equity Price Risk	$(1,583,280	)(1)(2)	$50,314	(3)(4)

(1)	Statement of Operations location: Realized gain (loss) on purchased options contracts.
(2)	Statement of Operations location: Realized gain (loss) on written options contracts.
(3)	Statement of Operations location: Change in unrealized appreciation (depreciation) purchased options contracts.
(4)	Statement of Operations location: Change in unrealized appreciation (depreciation) on written options.

There were no derivative instruments held as of September 30, 2020.

Note 4. Securities Lending

Effective January 7, 2020, the Investment Adviser entered into a securities lending agreement with The Bank of New York Mellon (“BNY” or the “Lending Agent”).

Securities lending transactions are entered into by the Funds under the Securities Lending Agreement, (“SLA”) which permits a Fund, under certain circumstances such as an event of default, to offset amounts payable by the Fund to the same counterparty against amounts receivable from the counterparty to create a net payment due to or from the Fund.

The following is a summary of securities lending agreements held by the Funds, with cash collateral of overnight maturities and non-cash collateral, which would be subject to offset as of September 30, 2020:

	Gross Amount of Recognized Assets (Value of Securities on Loan)	Value of Cash Collateral Received(1)	Value of Non-Cash Collateral Received(1)	Net Amount
Socially Responsible Equity Fund	$1,367,668	$1,330,519	$37,149	$—
Total Return Fund	3,102,417	1,276,189	1,826,228	—
Fixed Income Fund	2,044,322	2,044,322	—	—

(1)

Collateral received in excess of fair value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Statements of Assets and Liabilities.

58	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2020	Highland Funds II

The value of loaned securities and related collateral outstanding at September 30, 2020 are shown in the Investment Portfolios. The value of the collateral held may be temporarily less than that required under the lending contract. As of September 30, 2020, the cash collateral was invested in repurchase agreements and the non-cash collateral consisted of U.S. Treasury Bills, Notes, Bonds and U.S. Treasury Inflation Indexed Bonds with the following maturities:

Remaining Contractual Maturity of the Underlying Collateral, as of September 30, 2020

	Overnight and Continuous	<30 Days	Between 30 & 90 Days	>90 Days	Total
Socially Responsible Equity Fund
Repurchase Agreements	$1,330,519	$—	$—	$—	$1,330,519
U.S. Government Securities	—	691	1,912	62,296	64,899

Total	$1,330,519	$691	$1,912	$62,296	$1,395,418

Total Return Fund
Repurchase Agreements	$1,276,189	$—	$—	$—	$1,276,189
U.S. Government Securities	—	4,316	53,019	1,842,333	1,899,668

Total	$1,276,189	$4,316	$53,019	$1,842,333	$3,175,857

Fixed Income Fund
Repurchase Agreements	$2,092,728	$—	$—	$—	$2,092,728
U.S. Government Securities	—	—	—	—	—

Total	$2,092,728	$—	$—	$—	$2,092,728

Each Fund could seek additional income by making secured loans of its portfolio securities through its custodian. Such loans would be in an amount not greater than one-third of the value of the Fund’s total assets. BNY would charge a fund fee based on a percentage of the securities lending income.

The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral is returned by the Fund, on the next business day.

The Funds would receive collateral consisting of cash (U.S. and foreign currency), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, sovereign debt, convertible bonds, irrevocable bank letters of credit or such other collateral as may be agreed on by the parties to a securities lending arrangement, initially with a value of 102% or 105% of the market value of the loaned securities and thereafter maintained at a value of 100% of the market value of the loaned securities. If the collateral consists of non-cash collateral, the borrower would pay the Fund a loan premium fee. If the collateral consists of cash, BNY would reinvest the cash in repurchase agreements and money market accounts. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Fund would recall the loaned securities upon reasonable notice in order that the securities could be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund also could call such loans in order to sell the securities involved.

Securities lending transactions were entered into pursuant to SLA, which would provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaulted, the Funds, as lenders, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a SLA counterparty’s bankruptcy or insolvency. Under the SLA, the Funds can reinvest cash collateral, or, upon an event of default, resell or repledge the collateral, and the borrower can resell or repledge the loaned securities. The risks of securities lending also include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk, each Fund benefits from a borrower default indemnity provided by BNY. BNY’s indemnity generally provides for replacement of securities lent or the approximate value thereof.

Note 5. U.S. Federal Income Tax Information

The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from GAAP. These differences include (but are not limited to) investments organized as partnerships for tax

Annual Report	59

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2020	Highland Funds II

purposes, losses deferred to off-setting positions, tax treatment of organizational start-up costs, losses deferred due to wash sale transactions, deferred losses from unsettled short transactions, swap income, constructive sale gain, defaulted bonds, tax treatment of net operating loss and different treatment for gains and losses on paydowns for tax purposes. Reclassifications are made to the Funds’ capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on NAV of the Funds. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

For the year ended September 30, 2020, permanent differences chiefly resulting from return of capital distributions, net investment losses, dividends on short sales, foreign currency gains and losses, partnership basis adjustments and REITs were identified and reclassified among the components of the Funds’ net assets as follows:

Fund	Distributable Earnings (Accumulated Loss)	Paid-in-Capital
Small-Cap Equity Fund	$539	$(539)
Total Return Fund	(82)	82
Fixed Income Fund	12,276	(12,276)

At September 30, the Funds’ most recent tax year end, components of distributable earnings on a tax basis is as follows:

Fund	Undistributed Income	Undistributed Long-Term Capital Gains	Undistributed Tax-Exempt Income	Other Temporary Differences(1)	Accumulated Capital and Other Losses	Net Tax Appreciation/ (Depreciation)(2)
Socially Responsible Equity Fund	$—	$—	$—	$—	$(5,362,851)	$(1,513,561)
Small-Cap Equity Fund	98,040	—	—	(1,170,540)	(10,110,347)	(11,152,707)
Total Return Fund	461,334	—	—	4	(255,231)	3,131,523
Fixed Income Fund	1,460,480	—	—	(18,061)	—	3,775,097

(1)	Other temporary differences are comprised of dividends payable, losses deferred to off-setting positions.
(2)	Any differences between book-basis and tax-basis net unrealized appreciation/(depreciation) are primarily due to deferral of losses from wash sales, REITS, partnerships and other adjustments.

As of September 30, 2020, the following Funds have capital loss carryovers as indicated below. The capital loss carryovers are available to offset future realized capital gains. For fiscal ended September 30, 2020, Socially Responsible Equity Fund and Fixed Income Fund utilized capital losses carry-over from prior year in the amount of $1,130,426 and $1,821,874, respectively.

Fund	No Expiration Short-Term	No Expiration Long- Term	Total
Socially Responsible Equity Fund	$5,142,854	$—	$5,142,854
Small-Cap Equity Fund	9,446,194	664,153	10,110,347
Total Return Fund	255,231	—	255,231

The tax character of distributions paid during the years ended September 30, 2020 and September 30, 2019 is as follows:

		Distributions Paid From:
Fund	Exempt Interest	Ordinary Income(1)	Long- Term Capital Gains	Return of Capital(2)
Socially Responsible Equity Fund
2020	$—	$555,656	$—	$194,354
2019	—	1,509,010	46,276,111	—
Small-Cap Equity Fund
2020	—	3,405,608	444,444	—
2019	—	2,358,488	3,712,838	—
Total Return Fund
2020	—	600,154	—	—
2019	—	612,165	—	—
Fixed Income Fund
2020	—	5,162,183	—	—
2019	—	5,611,924	—	65,603

(1)	For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.
(2)	Additional Information will be distributed on Form 1099 at the end of the calendar year.

60	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2020	Highland Funds II

The Federal tax cost and gross unrealized appreciation and depreciation on investments (including foreign currency and derivatives, if applicable) held by the Funds at September 30, 2020 were as follows:

	Gross Appreciation	Gross Depreciation	Net Appreciation/ (Depreciation)	Federal Tax Cost
Socially Responsible Equity Fund	$5,923,722	$(7,437,283)	$(1,513,561)	$70,625,888
Small-Cap Equity Fund	3,408,933	(14,561,640)	(11,152,707)	23,662,130
Total Return Fund	9,040,345	(5,908,822)	3,131,523	65,666,215
Fixed Income Fund	8,301,009	(4,525,912)	3,775,097	194,589,875

For Federal income tax purposes, the cost of investments owned at September 30, 2020 were different from amounts reported for financial reporting purposes primarily due to investments in partnerships, deferred wash sale losses, losses deferred to off-setting positions and capitalized dividend.

Qualified Late Year Ordinary and Post October Losses

Under current laws, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. Late-Year Losses represent ordinary losses realized on investment transactions from January 1, 2020 through September 30, 2020. For the fiscal year ended September 30, 2020, the Funds elected to defer the following losses:

Fund	Realized Capital Losses	Ordinary Losses
Socially Responsible Equity Fund	$—	$219,997

Note 6. Credit Agreement

On May 18, 2017, the Small-Cap Equity Fund entered into a Master Margin Loan Agreement (the “Margin Loan Agreement”) with The Bank of New York Mellon. The Margin Loan Agreement was terminated on May 26, 2020. Interest was charged to the Small-Cap Equity Fund under the Margin Loan Agreement based on its borrowings at a rate equal to LIBOR plus 1.20%. At the time of termination, the maximum facility size was $4.0mm. In addition, the Small-Cap Equity Fund paid a commitment fee of 0.40% on any undrawn amount, included in the Statements of Operations is $253,239 of interest expense and commitment fees. For the year ended September 30, 2020, the Small-Cap Equity Fund’s average daily balance under the Margin Loan Agreement was $9,404,561, at a weighted average interest rate of 3.52% for the days the facility was in place.

Note 7. Advisory, Administration, Service and Distribution, Trustee, and Other Fees

Investment Advisory Fees and Sub-Advisory Fees

For its investment advisory and sub-advisory services, each Fund pays the Investment Adviser a monthly fee, computed and accrued daily, based on an annual rate of the Funds’ Average Daily Managed Assets. Average Daily Managed Assets of a Fund means the average daily value of the total assets of a Fund less all accrued liabilities of a Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage).

The table below shows each Fund’s contractual advisory fee with HCMFA for the year ended September 30, 2020:

Fund	Annual Fee Rate to the Investment Adviser
Socially Responsible Equity Fund	0.60%
Small-Cap Equity Fund	0.95%
Total Return Fund	0.50%
Fixed Income Fund	0.30%

Administration Fees

On behalf of the Funds, the Trust has entered into an administration agreement with SEI Investments Global Funds Services (“SEI”), a wholly owned subsidiary of SEI Investments Company, and pays SEI a fee for administration services. The Investment Adviser generally assists in all aspects of the Funds’ administration and operations and furnishes offices, necessary facilities, equipment and personnel.

Sub-Advisory Fees

The Total Return Fund and the Fixed Income Fund are sub-advised by First Foundation Advisors (“FFA”). The Investment Adviser pays each sub-advisor an investment sub-advisory fee out of the advisory fees that it receives from the respective Fund.

Expense Limits and Fee Reimbursements

The Investment Adviser has contractually agreed to limit the total annual operating expenses (exclusive of fees paid by the Funds pursuant to their distribution plans under Rule 12b-1 under the 1940 Act, as amended, taxes, such as deferred tax expenses, dividend expenses on short sales, interest payments, brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses (collectively, the “Excluded Expenses”)) of

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the Small-Cap Equity Fund, the Total Return Fund and the Fixed Income Fund to 1.15%, 0.95% and 0.65%, respectively, of average daily net assets attributable to any class of the Small-Cap Equity Fund, the Total Return Fund and the Fixed Income Fund (each, an “Expense Cap” and collectively, the “Expense Caps”). The Expense Caps will continue through at least January 31, 2021, and may not be terminated prior to this date without the action or consent of the Board. Additionally, the Investment Adviser waives Investment advisory fees on Affiliated investments positions.

Additionally, the Funds may invest in securities issued by other investment companies, including investment companies that are advised by the Investment Adviser or its affiliates, to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC, and exchange-traded funds (“ETFs”). Fees and expenses of such investments will be borne by shareholders of the investing Fund, and the Investment Adviser voluntarily waives the higher of the two fees for the portion of the Funds’ investment advisory fee attributable to its investment in the affiliated investment company.

Under the expense limitation agreement, the Investment Adviser may recoup waived and/or reimbursed amounts with respect to a Fund within thirty-six months of the date such amounts were waived or reimbursed, provided the Fund’s total annual operating expenses, including such recoupment, do not exceed the Expense Cap in effect at the time of such waiver/reimbursement.

On September 30, the amounts subject to possible future recoupment under the Funds’ expense limitations were as follows:

	Fiscal Years Ended September 30,
Fund	2021	2022	2023
Socially Responsible Equity Fund	$—	$70,696	$71,148
Small-Cap Equity Fund	345,549	379,374	530,038
Total Return Fund	—	23,219	262,888
Fixed Income Fund	25,185	110,365	334,476

During the year ended September 30, 2020, the Investment Adviser did not recoup any fees previously waived or reimbursed, and $240,496 and $32,572 of fees previously waived and or reimbursed in the Small-Cap Equity Fund and the Fixed Income Fund, respectively by the Investment Adviser that were eligible for recoupment expired. No other amounts expired or were recouped from the Funds during the year ended September 30, 2020.

Fees Paid to Officers and Trustees

Each Trustee receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Highland Fund Complex overseen by such

Trustee based on relative net assets. The “Highland Fund Complex” consists of all of the registered investment companies advised by the Investment Adviser or its affiliated advisers and NexPoint Capital, Inc., a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act as of the date of this report.

The Funds pay no compensation to their officers, all of whom are employees of the Investment Adviser or one of its affiliates.

Trustees are reimbursed for actual out-of-pocket expenses relating to attendance at meetings, however, the Chairman of the Board and the Chairman of the Audit and Qualified Legal Compliance Committee each receive an additional payment of $10,000 payable in quarterly installments and allocated among each portfolio in the Fund Complex based on relative net assets.

The Trustees do not receive any separate compensation in connection with service on Committees or for attending Board or Committee Meetings. The Trustees do not have any pension or retirement plan.

Distribution and Shareholder Service Fees

The Funds have a distribution and shareholder service plan (each a “Plan” and collectively the “Plans”) pursuant to Rule 12b-1 under the 1940 Act. The Plans require the payment of a monthly service fee to NexPoint Securities, Inc. (the “Underwriter”) at an annual rate of 0.25% of the average daily net assets attributable to Class A, and Class C shares of the Funds. The Plans also require the payment of a monthly distribution fee to the Underwriter at an annual rate of 0.75% of the average daily net assets attributable to Class C shares. Currently Class Y shares are not subject to a 12b-1 fee. The Underwriter received $8,762 of front-end sales charges from the sale of Class A shares of the Funds during the year ended September 30, 2020.

Fund	Class A Front End Sales Charges	Class C CDSC Fees
Socially Responsible Equity Fund	$1,673	$—
Small-Cap Equity Fund	2,599	—
Total Return Fund	1,369	—
Fixed Income Fund	3,121	—

Indemnification

Under the Funds’ organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds may enter into contracts with

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service providers that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated.

Note 8. Disclosure of Significant Risks and Contingencies

The Funds’ investments expose the Funds to various risks, certain of which are discussed below. Please refer to each Fund’s prospectus and statement of additional information for a full listing of risks associated with each Fund’s investments.

Allocation Risk

The risk that the Sub-Adviser may not allocate assets of the Funds among strategies or asset classes in an optimal manner, if, among other reasons, it does not correctly assess the attractiveness of a strategy or asset class.

Asset-Backed Securities Risk

The risk of investing in asset-backed securities, and includes interest rate risk, prepayment risk and the risk that the Funds could lose money if there are defaults on the loans underlying these securities. Investments in asset-backed securities may also be subject to valuation risk.

Communications Services Risk

The risk that the Funds’ performance could be negatively impacted by events affecting companies in the communications services sector, such as extensive government regulation. The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals, or the enactment of new adverse regulatory requirements may adversely affect the business of such companies.

Consumer Discretionary Sector Risk

The risk that the consumer discretionary sector may be affected by changes in domestic and international economies, exchange and interest rates, competition, consumer disposable income, consumer preferences, social trends and marketing campaigns.

Counterparty Risk

Counterparty risk is the potential loss the Funds may incur as a result of the failure of a counterparty or an issuer to make payments according to the terms of a contract. Counterparty risk is measured as the loss the Funds would record if their counterparties failed to perform pursuant to the terms of their obligations to the Funds. Because the Funds may enter into over-the-counter forwards, options, swaps and other derivative financial instruments, the Funds may be exposed to the credit risk of their counterparties. To limit the counterparty risk associated with such transactions, the Funds conduct business only with financial institutions judged by the Investment Adviser to present acceptable credit risk.

Credit Risk

The value of debt securities owned by a Fund may be affected by the ability of issuers to make principal and interest payments and by the issuer’s or counterparty’s credit quality. If an issuer cannot meet its payment obligations or if its credit rating is lowered, the value of its debt securities may decline. Lower quality bonds are generally more sensitive to these changes than higher quality bonds. Non-payment would result in a reduction of income to the Funds, a reduction in the value of the obligation experiencing non-payment and a potential decrease in the Funds’ net asset value and the market price of the Funds’ shares.

Currency Risk

A portion of the Funds’ assets may be quoted or denominated in non-U.S. currencies. These securities may be adversely affected by fluctuations in relative currency exchange rates and by exchange control regulations. The Funds’ investment performance may be negatively affected by a devaluation of a currency in which the Funds’ investments are quoted or denominated. Further, the Funds’ investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

Debt Securities Risk

The risk associated with the fact that the value of debt securities typically changes in response to various factors, including, by way of example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations. During periods of rising interest rates, debt securities generally decline in value. Conversely, during periods of falling interest rates, debt securities generally rise in value. This kind of market risk is generally greater for funds investing in debt securities with longer maturities.

Derivatives Risk

Derivatives risk is a combination of several risks, including the risks that: (1) an investment in a derivative instrument may not correlate well with the performance of the securities or asset class to which the Funds seek exposure, (2) derivative contracts, including options, may expire worthless and the use of derivatives may result in losses to

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the Funds, (3) a derivative instrument entailing leverage may result in a loss greater than the principal amount invested, (4) derivatives not traded on an exchange may be subject to credit risk, for example, if the counterparty does not meet its obligations (see also “Counterparty Risk”), and (5) derivatives not traded on an exchange may be subject to liquidity risk and the related risk that the instrument is difficult or impossible to value accurately. As a general matter, when the Funds established certain derivative instrument positions, such as certain futures, options and forward contract positions, it will segregate liquid assets (such as cash, U.S. Treasury bonds or commercial paper) equivalent to the Funds’ outstanding obligations under the contract or in connection with the position. In addition, changes in laws or regulations may make the use of derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives. A Fund’s ability to pursue its investment strategy, including its strategy of investing in certain derivative instruments, may be limited to or adversely affected by the Funds’ intention to qualify as a RIC, and its strategy may bear adversely on its ability to so qualify.

Emerging Markets Risk

The risk of investing in securities of issuers tied economically to emerging markets, which entails all of the risks of investing in securities of non-U.S. issuers detailed below under “Non-U.S. Securities Risk” to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the markets for such securities and a lower volume of trading, resulting in lack of liquidity and in price volatility; (iii) greater fluctuations in currency exchange rates; and (iv) certain national policies that may restrict the Funds’ investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

Equity Securities Risk

The risk that stock prices will fall over short or long period of time. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company’s assets in the even of bankruptcy.

Exchange-Traded Funds (“ETF”) Risk

The risk that the price movement of an ETF may not exactly track the underlying index and may result in a loss. In addition, shareholders bear both the proportionate share of the Funds’ expenses and similar expenses of the underlying investment company when the Funds invest in shares of another investment company.

Financial Services Sector Risk

The risk associated with investments in the financial services sector. Such investments may be subject to credit risk, interest rate risk, and regulatory risk, among others. Banks and other financial institutions can be affected by such factors as downturns in the U.S. and foreign economies and general economic cycles, fiscal and monetary policy, adverse developments in the real estate market, the deterioration or failure of other financial institutions, and changes in banking or securities regulations.

Fixed Income Market Risk

The risk that fixed income markets may, in response to governmental intervention, economic or market developments (including potentially a reduction in the number of broker-dealers willing to engage in market-making activity), or other factors, experience periods of increased volatility and reduced liquidity. During these periods, the Funds may experience increased levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices. Fixed income securities may be difficult to value during such periods.

Focused Investment Risk

The risk that although each Fund is a diversified fund, they may invest in securities of a limited number of issuers in an effort to achieve a potentially greater investment return than a fund that invests in a larger number of issuers. As a result, price movements of a single issuer’s securities will have a greater impact on the Funds’ net asset value, causing it to fluctuate more than that of a more widely diversified fund.

Growth Investing Risk

The risk of investing in growth stocks that may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential. Growth-oriented funds will typically underperform when value investing is in favor.

Healthcare Sector Risk

The risk that a portion of the Funds’ performance depends on the overall condition of the healthcare industry and is susceptible to economic, political and regulatory risks or other occurrences associated with the healthcare industry. Healthcare companies, including biotechnology companies and pharmaceutical firms, may be significantly affected by product obsolescence, thin capitalization, limited product lines and markets, civil liability claims and legislative or regulatory activities, among other factors.

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Hedging Risk

The risk that, although intended to limit or reduce investment risk, hedging strategies may also limit or reduce the potential for profit. There is no assurance that hedging strategies will be successful.

High Yield Debt Securities Risk

The risk that below investment grade securities or unrated securities of similar credit quality (commonly known as “high yield securities” or “junk securities”) are more likely to default than higher rated securities. The Funds’ ability to invest in high-yield debt securities generally subjects the Funds to greater risk than securities with higher ratings. Such securities are regarded by the rating organizations as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. The market value of these securities is generally more sensitive to corporate developments and economic conditions and can be volatile. Market conditions can diminish liquidity and make accurate valuations difficult to obtain.

Illiquid and Restricted Securities Risk

The investments made by the Funds may be illiquid, and consequently the Funds may not be able to sell such investments at prices that reflect the Investment Adviser’s assessment of their value or the amount originally paid for such investments by the Funds. Illiquidity may result from the absence of an established market for the investments as well as legal, contractual or other restrictions on their resale and other factors. Furthermore, the nature of the Funds’ investments, especially those in financially distressed companies, may require a long holding period prior to profitability.

Restricted securities (i.e., securities acquired in private placement transactions) and illiquid securities may offer higher yields than comparable publicly traded securities. The Funds, however, may not be able to sell these securities when the Investment Adviser considers it desirable to do so or, to the extent they are sold privately, may have to sell them at less than the price of otherwise comparable securities. Restricted securities are subject to limitations on resale which can have an adverse effect on the price obtainable for such securities. Also, if in order to permit resale the securities are registered under the Securities Act at the Funds’ expense, the Funds’ expenses would be increased.

Master Limited Partnership (“MLP”) Risk

Master Limited Partnership Risk is the risk of investing in MLP units, which involves some risks that differ from an investment in the equity securities of a company. The Funds may hold a significant investment in MLP units. Holders of

MLP units have limited control and voting rights on matters affecting the partnership. Holders of units issued by an MLP are exposed to a remote possibility of liability for all of the obligations of that MLP in the event that a court determines that the rights of the holders of MLP units to vote to remove or replace the general partner of that MLP, to approve amendments to that MLP’s partnership agreement, or to take other action under the partnership agreement of that MLP would constitute “control” of the business of that MLP, or a court or governmental agency determines that the MLP is conducting business in a state without complying with the partnership statute of that state. Holders of MLP units are also exposed to the risk that they will be required to repay amounts to the MLP that are wrongfully distributed to them. Additionally, a sustained reduced demand for crude oil, natural gas and refined petroleum products could adversely affect MLP revenues and cash flows, and changes in the regulatory environment could adversely affect the profitability of MLPs.

Media and Entertainment Industry Risk

Companies in the media and entertainment industry group encompass a variety of services and products including television broadcasting, gaming products, social media, networking platforms, online classifieds, online review websites, and Internet search engines. Companies in the media and entertainment industries can be significantly affected by several factors, including competition, particularly in formulation of products and services using new technologies, cyclicality of revenues and earnings, a potential decrease in the discretionary income of targeted individuals, changing consumer tastes and interests, and the potential increase in government regulation. Advertising spending can be an important revenue source for media and entertainment companies. During economic downturns advertising spending typically decreases and, as a result, media and entertainment companies tend to generate less revenue.

MLP Tax Risk

The risk that the MLPs in which the Funds invest will fail to be treated as partnerships for U.S. federal income tax purposes. If an MLP does not meet current legal requirements to maintain partnership status, or if it is unable to do so because of tax or other law changes, it would be treated as a corporation for U.S. federal income tax purposes. In that case, the MLP would be obligated to pay U.S. federal income tax (as well as state and local taxes) at the entity level on its taxable income and distributions received by the Funds would be characterized as dividend income to the extent of the MLP’s current and accumulated earnings and profits for federal tax purposes. The classification of an MLP as a corporation for U.S. federal income tax purposes could have the effect of reducing the amount of cash available for dis-

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September 30, 2020	Highland Funds II

tribution by the MLP and the value of the Funds’ investment in any such MLP. As a result, the value of the Funds’ shares and the cash available for distribution to Fund shareholders could be reduced.

Industry Focus Risk

The risk that the Funds may be particularly susceptible to economic, political or regulatory events affecting those industries in which the Funds focus their investments. Because the Funds currently focus their investments in the information technology, industrials, healthcare, consumer discretionary and financials sectors, the Funds’ performance largely depends on the overall condition of these industries and the Funds are susceptible to economic, political and regulatory risks or other occurrences associated with these industries.

Information Technology Sector Risk

The risk that the Funds may be impacted by risks faced by companies in the information technology sector. Information technology companies face intense competition and potentially rapid product obsolescence. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights. Companies in the software industry may be adversely affected by, among other things, the decline or fluctuation of subscription renewal rates for their products and services and actual or perceived vulnerabilities in their products or services.

Interest Rate Risk

The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of fixed rate securities already held by the Funds can be expected to rise. Conversely, when interest rates rise, the value of existing fixed rate portfolio securities can be expected to decline. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of the London Interbank Offered Rate (“LIBOR”) by the end of 2021. Please refer to “LIBOR Transition and Associated Risk” for more information.

Large-Cap Company Risk

The risk that large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors potentially resulting in lower market valuations or pricing for their common stock.

Large Shareholder Risk

The risk that a significant percentage of the Funds’ shares may be owned or controlled by a large shareholder, such as funds or accounts, including those of which the Adviser or an affiliate of the Adviser may have investment discretion. Accordingly, the Funds can be subject to the potential for large scale inflows and outflows as a result of purchases and redemptions made by significant shareholders. These inflows and outflows could be significant and, if frequently occurring, could negatively affect the Funds’ net asset value and performance and could cause the Funds to sell securities at inopportune times in order to meet redemption requests.

Leverage Risk

Each Fund may use leverage in its investment program, including the use of borrowed funds and investments in certain types of options, such as puts, calls and warrants, which may be purchased for a fraction of the price of the underlying securities. While such strategies and techniques increase the opportunity to achieve higher returns on the amounts invested, they also increase the risk of loss. To the extent the Funds purchase securities with borrowed funds, their net assets will tend to increase or decrease at a greater rate than if borrowed funds are not used. If the interest expense on borrowings were to exceed the net return on the portfolio securities purchased with borrowed funds, the Funds’ use of leverage would result in a lower rate of return than if the Funds were not leveraged.

LIBOR Transition and Associated Risk

Certain instruments held by the Funds pay an interest rate based on LIBOR, which is the average offered rate for various maturities of short-term loans between certain major international banks. LIBOR is expected to be phased out by the end of 2021. While the effect of the phase out cannot yet be determined, it may result in, among other things, increased volatility or illiquidity in markets for instruments based on LIBOR and changes in the value of such instruments.

Mid-Cap Company Risk

The risk that investing in securities of mid-cap companies may entail greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change.

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Mortgage-Backed Securities Risk

The risk of investing in mortgage-backed securities, and includes interest rate risk, liquidity risk and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain mortgage-backed securities are also subject to prepayment risk. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities baked by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages- The Funds could lose money if there are defaults on the mortgage loans underlying these securities.

Municipal Obligations Risk

The risk of investing in municipal securities, and includes interest rate risk and the credit risk of the issuers of municipal securities. The municipal securities market is volatile and may be significantly affected by adverse tax, legislative or political changes. To the extent that the Funds remain relatively small, they may have fewer favorable investment opportunities.

Non-U.S. Securities Risk

Non-U.S. securities risk is the risk associated with investing in non-U.S. issuers. Investments in securities of non-U.S. issuers involve certain risks not involved in domestic investments (for example, fluctuations in foreign exchange rates (for non-U.S. securities not denominated in U.S. dollars); future foreign economic, financial, political and social developments; nationalization; exploration or confiscatory taxation; smaller markets; different trading and settlement practices; less governmental supervision; and different accounting, auditing and financial recordkeeping standards and requirements) that may result in each Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. These risks are magnified for investments in issuers tied economically to emerging markets, the economies of which tend to be more volatile than the economies of developed markets. In addition, certain investments in non-U.S. securities may be subject to foreign withholding and other taxes on interest, dividends, capital gains or other income or proceeds. Those taxes will reduce each Fund’s yield on any such securities.

Operational and Technology Risk

The risk that cyber-attacks, disruptions or failures that affect the Funds’ service providers, counterparties, market participants, or issuers of securities held by the Funds may adversely affect the Funds and their shareholders, including by causing losses for the Funds or impairing Fund operations. The Funds and their Adviser have limited ability to prevent or mitigate cyber security incidents affecting third-party service providers.

Options Risk

The risk associated with investments in options. Options, such as covered calls and covered puts, are subject to the risk that significant differences between the securities and options markets could result in an imperfect correlation between these markets.

Other Investment Companies Risk

The risk that when the Funds invest a portion of their assets in investment companies, including open-end funds, closed-end funds, ETFs and other types of investment companies, those assets will be subject to the risks of the purchased investment companies’ portfolio securities, and a shareholder in the Funds will bear not only his or her proportionate share of the Funds’ expenses, but also indirectly the expenses of the purchased investment companies. Risks associated with investments in closed-end funds also generally include market risk, leverage risk, risk of market price discount from NAV, risk of anti-takeover provisions and non-diversification.

Pandemics and Associated Economic Disruption

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in the closing of borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general anxiety and economic uncertainty. It is not known how long any negative impacts, or any future impacts of other significant events such as a substantial economic downturn, will last. Health crises caused by outbreaks of disease, such as the coronavirus, may exacerbate other pre-existing political, social and economic risks. This outbreak, and other epidemics and pandemics that may arise in the future, could negatively affect the global economy, as well as the economies of individual countries, individual companies and the market in general in significant and unforeseen ways. For example, a widespread health crisis such as a global pandemic could causes substantial market volatility, exchange trading suspensions and closures, impact a Funds’ ability to complete repurchase requests, and affect Fund performance. Any such impact could adversely affect a Fund’s performance, the performance of the securities in which a Fund invests, lines of credit available to a Fund and may lead to losses on your investment in a Fund. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

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Portfolio Turnover Risk

The risk that high portfolio turnover will increase a Fund’s transaction costs and may result in increased realization of net short-term capital gains (which are taxable to shareholders as ordinary income when distributed to them), higher taxable distributions and lower after-tax performance.

Prepayment Risk

The risk that during periods of falling interest rates, issuers of debt securities may repay higher rate securities before their maturity dates. This may cause the Funds to lose potential price appreciation and to be forced to reinvest the unanticipated proceeds at lower interest rates. This may adversely affect the NAV of the Funds’ shares.

Real Estate Securities Risk

The risk that an investment in real estate securities will be closely linked to the performance of the real estate markets. Property values or income may fall due to increase vacancies or declining rents resulting from economic, legal, cultural or technological developments.

REIT-Specific Risk

The risk that an investment in the stocks of real estate investment trusts (“REITs”) will decline because of adverse developments affecting the real estate industry and real property values. An investment in a REIT also may be adversely affected or lost if the REIT falls to qualify as a REIT for tax purposes. REITs are also subject to heavy cash flow dependency, defaults by borrowers and liquidity risk. In addition, REITs could possibly fail to (i) qualify for favorable tax treatment under applicable tax law, or (ii) maintain their exemption from registration under the 1940 act.

Securities Market Risk

The risk that the value of securities owned by the Funds may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities market may cause multiple asset classes to decline in value simultaneously. Many factors can affect this value and you may lose money by investing in the Funds.

Senior Loans Risk

The risk that the issuer of a senior may fail to pay interest or principal when due, and changes in market interest rates may reduce the value of the senior loan or reduce the Funds’ returns. The risks associated with senior loans are similar to the risks of high yield debt securities. Senior loans and other debt securities are also subject to the risk of price declines and to increases in interest rates, particularly long-term rates. Senior loans are also subject to the risk that, as interest rates rise, the cost of borrowing increases, which may increase the risk of default. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates. Therefore, senior loans may not mitigate price declines in a long-term interest rate environment. The Funds’ investments in senior loans are typically below investment grade and are considered speculative because of the credit risk of their issuers.

Please refer to “Interest Rate Risk” for more information.

Short Sales Risk

Short sales by the Funds that are not made where there is an offsetting long position in the asset that it is being sold short theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. Short selling allows the Funds to profit from declines in market prices to the extent such decline exceeds the transaction costs and costs of borrowing the securities. However, since the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities would result in a loss. Purchasing securities to close out the short position can itself cause the price of securities to rise further, thereby exacerbating the loss. The Funds may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, a Fund might have difficulty purchasing securities to meet margin calls on its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

Small-Cap Company Risk

The risk that investing in the securities of small-cap companies either directly or indirectly through investments in ETFs, closed-end funds or mutual funds (“Underlying Funds”) may pose greater market and liquidity risks than larger, more established companies, because of limited product lines and/or operating history, limited financial resources, limited trading markets, and the potential lack of management depth. In addition, the securities of such companies are typically more volatile than securities of larger capitalization companies.

Socially Responsible Investment/ESG Risk

The risk that, because the Funds invest primarily in companies which are constituents of the Index and excludes securities of certain issuers that are not constituents of the Index, the Funds may underperform the broader equity market or other funds that do not utilize socially responsible, ESG, or

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sustainability criteria when selecting investments. In evaluating a company, the portfolio managers are dependent upon information and data controlled by the Index Provider (defined below) in maintaining the Index that may be incomplete, inaccurate or unavailable. This could cause the portfolio managers to invest in a company based on incorrectly assessed ESG performance. Additionally, ESG factors may be evaluated differently by different managers, and may mean different things to different people.

Swaps Risk

Involves both the risks associated with an investment in the underlying investments or instruments (including equity investments) and counterparty risk. In a standard over-the-counter (“OTC”) swap transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount calculated based on the “notional amount” of predetermined investments or instruments, which may be adjusted for an interest factor.

Value Investing Risk

The risk of investing in undervalued stocks that may not realize their perceived value for extended periods of time or may never realize their perceived value. Value stocks may respond differently to market and other developments than other types of stocks. Value-oriented funds will typically underperform when growth investing is in favor.

Note 9. Investment Transactions

Purchases & Sales of Securities

The cost of purchases and the proceeds from sales of investments, other than short-term securities and short-term options, for the year ended September 30, 2020, were as follows:

	U.S Government Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
Socially Responsible Equity Fund	$—	$—	$455,695,974	$473,731,037
Small-Cap Equity Fund	—	—	5,005,823	22,548,468
Total Return Fund	—	1,227,889	47,383,431	41,927,067
Fixed Income Fund	23,747,233	32,907,477	119,642,240	94,812,629

Note 10. Affiliated Issuers

Under Section 2 (a) (3) of the 1940 Act, as amended, a portfolio company is defined as “affiliated” if a fund owns five percent or more of its outstanding voting securities or if the portfolio company is under common control. The tables below show affiliated issuers of each Fund as of the year ended September 30, 2020:

Socially Responsible Equity Fund
Issuer	Shares at September 30, 2019	Beginning Value as of September 30, 2019 $	Purchases at Cost $	Proceeds from Sales $	Net Realized Gain/(Loss) on Sales of Affiliated Issuers $	Change in Unrealized Appreciation/ (Depreciation) $	Ending Value as of September 30, 2020 $	Shares at September 30, 2020	Affiliated Income $		Cap Gain Distributions $
Majority Owned, Not Consolidated
None
Other Affiliates
Socially Responsible Equity Sub, LLC (Common Stock)	—	—	1,000,000	(964,979)	(35,021)	—	—	—	14,052		—
NexPoint Merger Arbitrage Fund (Registered Investment Company)	220,978	4,238,354	14,053	—	—	285,820	4,538,227	221,701	(16,068	)(a)	—
NexPoint Strategic Opportunities Fund (Registered Investment Company)	113,630	2,037,386	1,024	(209,321)	—	(844,170)	984,919	113,732	—		—
Other Controlled
None

Total	334,608	6,275,740	1,015,077	(1,174,300)	(35,021)	(558,350)	5,523,146	335,433	(2,016)		—

(a)	Negative income attributable to return of capital distributions.

Annual Report	69

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2020	Highland Funds II

Small-Cap Equity Fund
Issuer	Shares at September 30, 2019	Beginning Value as of September 30, 2019 $	Purchases at Cost $	Proceeds from Sales $	Net Realized Gain/(Loss) on Sales of Affiliated Issuers $	Change in Unrealized Appreciation/ (Depreciation) $	Ending Value as of September 30, 2020 $	Shares at September 30, 2020	Affiliated Income $		Cap Gain Distributions $
Majority Owned, Not Consolidated
None
Other Affiliates
NexPoint Residential Trust, Inc., REIT	58,192	2,721,058	69,123	(1,150,218)	350,299	(778,044)	1,212,218	27,333	4,773		—
Small-Cap Equity Sub, LLC REIT	—	—	1,000,000	(966,479)	(33,521)	—	—	—	—
Highland Global Allocation Fund (Registered Investment Company)	39,647	406,382	—	(21,456)	—	(139,114)	245,812	39,647	21,125		—
NexPoint Strategic Opportunities Fund (Registered Investment Company)	118,673	2,127,807	—	(215,357)	—	(884,742)	1,027,708	118,673	(13,613	)(a)	—
Other Controlled
None

Total	216,512	5,255,247	1,069,123	(2,353,510)	316,778	(1,801,900)	2,485,738	185,653	12,285		—

(a)	Negative income attributable to return of capital distributions.

The Total Return and the Fixed Income Funds did not have any affiliated issuers as of September 30, 2020.

Note 11. New Accounting Pronouncement

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Investment Adviser has evaluated the impact of this new guidance and the adoption of this guidance did not have a material impact on the Funds’ financial statements.

Note 12. Legal Matters

Under a Shared Services Agreement, the Investment Adviser utilizes employees from HCMLP (defined below) in connection with various services such as human resources, accounting, tax, valuation, information technology services, office space, employees, compliance and legal. HCMFA has historically been affiliated through common control with Highland Capital Management, L.P. (“HCMLP”), an SEC-registered investment adviser that filed for Chapter 11 bankruptcy protection on October 16, 2019. As a result of HCMLP’s ongoing bankruptcy proceedings, HCMLP is no longer under common control with HCMFA and James

Dondero resigned as the sole director of, and the appointment of an independent board to, HCMLP’s general partner. Mr. Dondero has also resigned as an employee of HCMLP and as portfolio manager for all HCMLP-advised funds, but continues to be a portfolio manager for HCMFA. Future investment selection and determination, however, may be expected to differ between HCMLP and HCMFA.

Under its November 13, 2020 Amended Plan, if accepted by creditors and approved by the bankruptcy court, HCMLP intends to terminate the Shared Services Agreement with HCMFA. However, based upon on-going discussions with HCMLP, HCMFA expects to be able to continue to receive these services through a transfer of personnel, equipment and facilities from HCMLP either to HCMFA or to a third-party service provider. There can be no assurance that the Amended Plan will be accepted by the creditors or approved by the court. The Adviser is neither party to HCMLP’s bankruptcy filing nor subject to the Filed Plan.

Note 13. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no subsequent events to report which have not already been recorded or disclosed in these financial statements and accompanying notes, except as described below.

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September 30, 2020	Highland Funds II

On October 28, 2020, the Board unanimously approved an Agreement and Plan of Reorganization (the “Plan”) for the reorganization of Highland Socially Responsible Equity Fund (the “Acquired Fund”) into NexPoint Merger Arbitrage Fund (the “Acquiring Fund”), a series of Highland Funds. Under the Plan, the Acquired Fund will be reorganized into the Acquiring Fund on or around January 15, 2021. The Acquiring Fund is the accounting survivor of the reorganization.

On October 28, 2020, the Board, including the Independent Trustees, approved the continuation of the investment advisory agreements between the Adviser and each of the

Funds (the “Advisory Agreements”) for an additional one-year period commencing on November 1, 2020. The Board, including the Independent Trustees, also approved the continuation of the sub-advisory agreements between the Adviser and First Foundation Advisors with respect to the Highland Fixed Income Fund and the Highland Total Return Fund (each, a “Sub-Advisory Agreement” and, together with the Advisory Agreements, the “Agreements”) for an additional one-year period commencing on November 1, 2020. A discussion regarding the factors considered by the Board of Trustees in approving the Agreements will be included in the Funds’ semi-annual report for the period ended March 31, 2021.

Annual Report	71

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Highland Funds II

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the investment portfolios, of Highland Funds II comprising Highland Socially Responsible Equity Fund, Highland Small-Cap Equity Fund, Highland Total Return Fund, and Highland Fixed Income Fund (the “Funds”) as of September 30, 2020, and the related statements of operations, cash flows, and changes in net assets, including the related notes, and the financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2020, the results of their operations, cash flows, the changes in their net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial statements and financial highlights for the periods ended September 30, 2019, and prior, were audited by other auditors whose report dated November 27, 2019, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020, by correspondence with the custodian, transfer agent, issuer, and brokers, or by other appropriate auditing procedures where replies from brokers or counterparties were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Emphasis of Matter

As discussed within Note 1 to the financial statements, on September 23, 2020, the Board of Trustees of Highland Funds II approved an Agreement and Plan of Reorganization for the reorganization of the Highland Total Return Fund and Highland Fixed Income Fund into the First Foundation Fixed Income Fund and First Foundation Total Return Fund, respectively, each a series of the Advisors’ Inner Circle III. The anticipated reorganization will be on or around December 14, 2020.

As discussed within Note 13 to the financial statements, on October 28, 2020, the Board of Trustees of Highland Funds II approved an Agreement and Plan of Reorganization for the reorganization of Highland Socially Responsible Equity Fund into NexPoint Merger Arbitrage Fund, a series of Highland Funds II. The anticipated reorganization will be on or around January 15, 2021.

We have served as the Funds’ auditor since 2020.

COHEN & COMPANY, LTD.

Cleveland, Ohio

November 30, 2020

72	Annual Report

ADDITIONAL INFORMATION (unaudited)

September 30, 2020	Highland Funds II

Tax Information

For shareholders that do not have a September 30, 2020 tax year end, this notice is for informational purposes only. For shareholders with a September 30, 2020 tax year end, please consult your tax adviser as to the pertinence of this notice. For the fiscal year ended September 30, 2020, the following Funds are designating the following items with regard to earnings for the year.

	Return of Capital	Long-Term Capital Gain Distribution	Ordinary Income Distribution	Total Distribution
Socially Responsible Equity Fund	25.91%	0.00%	74.09%	100.00%
Small-Cap Equity Fund	0.00%	11.54%	88.46%	100.00%
Total Return Fund	0.00%	0.00%	100.00%	100.00%
Fixed Income Fund	0.00%	0.00%	100.00%	100.00%

	Dividends Received Deduction(1)	Qualified Dividend Income(2)	U.S. Government Interest(3)	Interest Related Dividends(4)
Socially Responsible Equity Fund	100.00%	100.00%	0.00%	0.35%
Small-Cap Equity Fund	5.00%	5.02%	0.00%	0.37%
Total Return Fund	75.82%	95.61%	3.38%	25.86%
Fixed Income Fund	2.73%	3.55%	25.39%	65.69%

	Short-Term Capital Gain Dividends (5)	Qualifying Business Income(6)
Socially Responsible Equity Fund	0.00%	0.00%
Small-Cap Equity Fund	100.00%	0.06%
Total Return Fund	0.00%	0.00%
Fixed Income Fund	0.00%	0.92%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of each of the aforementioned Funds to designate the maximum amount permitted by law.

(3)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax.

(4)

The percentage in this column represents the amount of “Interest Related Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(5)

The percentage in this column represents the amount of “Short-Term Capital Gain Dividend” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(6)	The percentage in this column represents the amount of ordinary dividend income that qualified for 20% Business Income Deduction.

Additional Portfolio Information

The Investment Adviser and its affiliates manage other accounts, including registered and private funds and individual accounts. Although investment decisions for the Funds is made independently from those of such other accounts, the Investment Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts that may be the same or different from those made to the Funds, including investments in different levels of the capital structure of a company, such as equity versus senior loans, or that involve taking contradictory positions in multiple levels of the capital structure. The Investment Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, this may create situations where a client could be disadvantaged because of the investment activities conducted by the Investment Adviser for other client accounts. When the Funds and one or more of such other accounts are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for each will be allocated in a manner believed by the Investment Adviser to be equitable to the Funds and such other accounts. The Investment Adviser also may aggregate orders to purchase and sell securities for the Funds and such other accounts. Although the Investment Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all accounts including the Funds, in some cases these activities may adversely affect the price paid or received by the Funds or the size of the position obtained or disposed of by the Funds.

Disclosure of Fund Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) and service fees; and other Fund expenses. This example is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period April 1, 2020 through September 30, 2020, unless otherwise indicated. This table illustrates your Fund’s costs in two ways:

Actual Expenses:

The first part of the table provides information about actual account values and actual expenses. You may use the

Annual Report	73

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2020	Highland Funds II

information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The second part of the table provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The actual expense ratio includes voluntary fee waivers or expense reimbursements by the Fund’s investment adviser. The expense ratio would be higher had the fee waivers or expense reimbursements not been in effect. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second part of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/20	Ending Account Value 9/30/20	Annualized Expense Ratios(1)	Expenses Paid During Period(2)

Socially Responsible Equity Fund
Actual Fund Return
Class A	$1,000.00	$1,212.80	1.80%	$9.96
Class C	1,000.00	1,208.00	2.55	14.08
Class Y	1,000.00	1,214.20	1.55	8.58
Hypothetical
Class A	$1,000.00	$1,016.00	1.80%	$9.07
Class C	1,000.00	1,012.25	2.55	12.83
Class Y	1,000.00	1,017.25	1.55	7.82

Small-Cap Equity Fund
Actual Fund Return
Class A	$1,000.00	$796.60	2.39%	$10.73
Class C	1,000.00	793.20	3.18	14.26
Class Y	1,000.00	798.30	2.16	9.71

	Beginning Account Value 4/1/20	Ending Account Value 9/30/20	Annualized Expense Ratios(1)	Expenses Paid During Period(2)
Hypothetical
Class A	$1,000.00	$1,013.05	2.39%	$12.03
Class C	1,000.00	1,009.10	3.18	15.97
Class Y	1,000.00	1,014.20	2.16	10.88

Total Return Fund
Actual Fund Return
Class A	$1,000.00	$1,211.20	1.00%	$5.53
Class C	1,000.00	1,207.40	1.76	9.71
Class Y	1,000.00	1,213.10	0.81	4.48
Hypothetical
Class A	$1,000.00	$1,020.00	1.00%	$5.05
Class C	1,000.00	1,016.20	1.76	8.87
Class Y	1,000.00	1,020.95	0.81	4.09

Fixed Income Fund
Actual Fund Return
Class A	$1,000.00	$1,071.70	0.84%	$4.35
Class C	1,000.00	1,067.60	1.61	8.32
Class Y	1,000.00	1,073.10	0.57	2.95
Hypothetical
Class A	$1,000.00	$1,020.80	0.84%	$4.24
Class C	1,000.00	1,016.95	1.61	8.12
Class Y	1,000.00	1,022.15	0.57	2.88

(1)	Annualized, based on the Fund’s most recent fiscal half-year expenses, including dividends on short positions and interest expenses, if any.
(2)

Expenses are equal to the Fund’s annualized expense ratio including interest expense and dividends on short positions, if any, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by the number of days in the full fiscal year (183/366).

Changes of Independent Registered Public Accounting Firms

On June 8, 2020, the Funds dismissed PricewaterhouseCoopers LLP (“PwC”) as the Funds’ independent registered public accounting firm, effective on such date. The decision to dismiss PwC was approved by the audit committee and by the full Board. On June 18, 2020, the Funds approved the appointment of Cohen & Company Ltd. (“Cohen”) as the Funds’ independent registered public accounting firm. Cohen was engaged by the Funds on June 25, 2020.

During the Funds’ year ended September 30, 2019 and the subsequent interim period through June 8, 2020, during which PwC served as the Funds’ independent registered public accounting firm, there were no: (1) disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the sub-

74	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2020	Highland Funds II

ject matter of the disagreement, or (2) reportable events (as described in Item 304(a)(1)(v) of Regulation S-K). PwC was not the auditor of the Funds for the year ended September 30, 2017.

The Funds provided PwC with a copy of the disclosures proposed to be made in this N-CSR and requested that PwC furnish the Funds with a letter addressed to the Commission stating whether it agrees with the statements made by the Fund’s in response to Item 304(a) of Regulation S-K, and, if not, stating the respects in which it does not agree. The PwC letter is attached hereto to as an exhibit.

During the year ended September 30, 2019 and the subsequent interim period through June 8, 2020, neither Management, the Funds nor anyone on its behalf, consulted Cohen regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the Funds and no written report or oral advice was provided to the Fund’s by Cohen or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Liquidity Risk Management Program

The Funds adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 under the 1940 Act (the “Liquidity Rule”). As required by the Liquidity Rule, the Program is designed to reasonably assess and manage each Fund’s liquidity risk, taking into consideration each Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

The Funds’ Board has appointed the Investment Adviser as the Program’s administrator, and the Investment Adviser has delegated oversight of the Program to the cross-functional Liquidity Risk Management Committee (the “Committee”). The Committee includes representatives from the Investment Adviser’s compliance, accounting, operations, trading, and portfolio management departments and is responsible for the Program’s administration and reporting to the Board on at least an annual basis regarding the Program’s operation and effectiveness. The Committee executes the day-to-day investment management and security-level activities of the Funds in accordance with the requirements of the Program, subject to the supervision of the Investment Adviser and the Board.

The Committee: (1) reviews the day-to-day operations of the Program; (2) reviews and approve month-end liquidity classi-

fications; (3) reviews quarterly testing and determinations, as applicable; and (4) review other Program related material. The Committee also conducts daily, monthly, quarterly, and annual quantitative and qualitative assessments of each Fund that is subject to the requirements of the Liquidity Rule and is a part of the Program to monitor investment performance issues, risks and trends. In addition, the Committee may conduct ad-hoc reviews and meetings as issues and trends are identified, including potential liquidity and valuation issues. The Committee also monitors global events, such as the COVID-19 coronavirus, that could impact the markets and liquidity of portfolio investments and their classifications.

In accordance with the Liquidity Rule, each of the Funds’ portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

•	Highly liquid investments – cash or convertible to cash within three business days or less

•	Moderately liquid investments – convertible to cash in three to seven calendar days

•	Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days

•	Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations consider a variety of factors including various market, trading and investment specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or “HLIM”). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable. The Report noted that during the applicable period each Fund primarily held assets that were considered to be highly liquid. The HLIM’s for were set at greater than 10% highly liquid investments for both funds. The Liquidity Rule and the Program also require reporting to the Board and the U.S. Securities and Exchange Commission (on a non-public basis) if a Fund’s holdings of illiquid investments exceed 15% of the Fund’s assets. No Fund exceeded the 15% limit during the applicable period and the Board and the U.S. Securities and Exchange Commission were provided timely notification.

Annual Report	75

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2020	Highland Funds II

At a meeting held on June 18, 2020, the Committee presented a report to the Board summarizing the results of its annual assessment of the adequacy and effectiveness of the Program’s implementation (the “Report”). The Report covered the period since the Program’s inception through May 31, 2020 (the “Period”).

For the Trust, the Report stated, in relevant part, that during the Period:

•	There were no material changes to the Program during the Period;

•	Each Fund’s investment strategy remained appropriate for an open-end fund;

•	Each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;

•	Each Fund has been designated as a primarily Highly Liquid Fund; and

•	There were no material liquidity events which occurred or were reported during this period applicable to a Fund, if any, and the Committee’s actions to address such matter.

Overall, the Report concluded that the Program, as adopted and implemented, remained reasonably designed to assess and manage the Funds’ liquidity risk, and is operating in a manner that is adequate and effective to manage the liquidity risk of each Fund.

Control Persons and Principal Shareholders

As of September 30, 2020, the Trustees and officers of each Fund as a group owned less than 1% of the then outstanding shares of each class of shares of each Fund.

Control persons are presumed to control a Fund for purposes of voting on matters submitted to a vote of shareholders due to their beneficial ownership of 25% or more of a Fund’s outstanding voting securities. Unless otherwise noted, as of September 30, 2020, the only persons known by the Funds to own of record, or beneficially 25% or more of the outstanding shares of the Funds were as follows:

Name and Address	Outstanding Shares Held	Percentage of Class (%)
Highland Fixed Income Fund – Class A
Highland Fixed Income Fund – Class Y
Charles Schwab & Co. Inc.	7,137,100	83.75%
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4151
Highland Socially Responsible Equity Fund – Class Y
RBC Capital Markets LLC	350,930	56.70%
Mutual Fund Omnibus Processing
Attn: Mutual Fund Ops Manager
60 S. 6th Street, #P08
Minneapolis, MN 55402-4413

Name and Address	Outstanding Shares Held	Percentage of Class (%)
Highland Small-Cap Equity Fund – Class C
Wells Fargo Clearing Services LLC	142,734	40.12%
Special Custody Acct for the
Exclusive Benefit of Customer
2801 Market Street
St. Louis, MO 63103-2523
Highland Small-Cap Equity Fund – Class Y
Wells Fargo Clearing Services LLC	122,543	36.27%
Special Custody Acct for the
Exclusive Benefit of Customer
2801 Market Street
St. Louis, MO 63103-2523
Highland Total Return Fund – Class C
Wells Fargo Clearing Services LLC	28,475	28.88%
Special Custody Acct for the
Exclusive Benefit of Customer
2801 Market Street
St. Louis, MO 63103-2523
Highland Total Return Fund – Class Y
Charles Schwab & Co. Inc.	855,663	66.01%
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4151

A person who beneficially owns, either directly or indirectly, more than 25% of the voting securities of a Fund or acknowledges the existence of such control may be presumed to control the Fund. A control person could potentially control the outcome of any proposal submitted to the shareholders for approval, including changes to a Fund’s fundamental policies or terms of the investment advisory agreement with the Adviser.

76	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2020	Highland Funds II

Trustees and Officers

The Board is responsible for the overall management of the Funds, including supervision of the duties performed by the Investment Adviser. The names and birth dates of the Trustees and officers of the Funds, the year each was first elected or appointed to office, their principal business occupations during the last five years, the number of funds overseen by each Trustee and other directorships they hold are shown below. The business address for each Trustee and officer of the Funds is c/o Highland Capital Management Fund Advisors, L.P., 300 Crescent Court, Suite 700, Dallas, TX 75201.

The “Highland Fund Complex,”, as referred to herein consists of: each series of Highland Funds I (“HFI”), each series of Highland Funds II (“HFII”), Highland Global Allocation Fund (“GAF”), Highland Income Fund (“HFRO”), NexPoint Strategic Opportunities Fund (“NHF”), NexPoint Real Estate Strategies Fund (“NRESF”), and NexPoint Capital, Inc. (the “BDC”), as closed-end management investment company that has elected to be treated as a business development company under the 1940 Act.

Annual Report	77

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2020	Highland Funds II

Trustees and Officers

Name and Date of Birth	Position(s) with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Highland Fund Complex Overseen by the Trustee	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees

Dr. Bob Froehlich (4/28/1953)	Trustee	Indefinite Term; Trustee since December 2013.	Retired.	12

Trustee of ARC Realty Finance Trust, Inc. (from January 2013 to May 2016); Director of KC Concessions, Inc. (since January 2013); Trustee of Realty Capital Income Funds Trust (from January 2014 to December 2016); Director of American Realty Capital Healthcare Trust II (from January 2013 to June 2016); Director, American Realty Capital Daily Net Asset Value Trust, Inc. (from November 2012 to July 2016); Director of American Sports Enterprise, Inc. (since January 2013); Director of Davidson Investment Advisors (from July 2009 to July 2016); Chairman and owner, Kane County Cougars Baseball Club (since January 2013); Advisory Board of Directors, Internet Connectivity Group, Inc. (from January 2014 to April 2016); Director of AXAR Acquisition Corp. (formerly AR Capital Acquisition Corp.) (from October 2014 to October 2017); Director of The Midwest League of Professional Baseball Clubs, Inc.; Director of

						Significant experience in the financial industry; significant managerial and executive experience; significant experience on other boards of directors, including as a member of several audit committees.

78	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2020	Highland Funds II

Trustees and Officers

Name and Date of Birth	Position(s) with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Highland Fund Complex Overseen by the Trustee	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Kane County Cougars Foundation, Inc.; Director of Galen

Robotics, Inc.; Chairman and Director of FC Global Realty, Inc. (from May 2017 to June 2018); and Chairman; Director of First Capital Investment Corp. (from March 2017 to March 2018); and Director and Special Advisor to Vault Data, LLC (since February 2018).

Annual Report	79

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2020	Highland Funds II

Trustees and Officers

Name and Date of Birth	Position(s) with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Highland Fund Complex Overseen by the Trustee	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees

Ethan Powell (6/20/1975)	Trustee; Chairman of the Board	Indefinite Term; Trustee since December 2013; Chairman of the Board since December 2013.	Principal and CIO of Brookmont Capital Management, LLC since May 2020; CEO, Chairman and Founder of Impact Shares LLC since December 2015; Trustee/Director of the Highland Fund Complex from June 2012 until July 2013 and since December 2013.	12	Trustee of Impact Shares Funds I Trust	Significant experience in the financial industry; significant executive experience including past service as an officer of funds in the Highland Fund Complex; significant administrative and managerial experience.

80	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2020	Highland Funds II

Trustees and Officers

Name and Date of Birth	Position(s) with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Highland Fund Complex Overseen by the Trustee	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees

Bryan A. Ward (2/4/1955)	Trustee	Indefinite Term; Trustee since December 2013.	Senior Advisor, CrossFirst Bank since April 2019; Private Investor, BW Consulting, LLC since 2014.	12	Director of Equity Metrix, LLC	Significant experience in the financial industry; significant executive experience including past service as an officer of funds in the Highland Fund Complex; significant administrative and managerial experience.

Annual Report	81

ADDITIONAL INFORMATION (unaudited) (continued)

September 30, 2020	Highland Funds II

Trustees and Officers

Name and Date of Birth	Position(s) with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Highland Fund Complex Overseen by the Trustee	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Interested Trustee

John Honis[2] (6/16/1958)	Trustee	Indefinite Term; Trustee since July 2013.	President of Rand Advisors, LLC since August 2013.	12	Manager of Turtle Bay Resort, LLC (August 2011- December 2018); Manager of American Home Patient (November 2011 to February 2016).	Significant experience in the financial industry; significant managerial and executive experience, including experience as president, chief executive officer or chief restructuring officer of five telecommunication firms; experience on other boards of directors.

1

On an annual basis, as a matter of Board policy, the Governance and Compliance Committee reviews each Trustee’s performance and determines whether to extend each such Trustee’s service for another year. Effective June 2013, the Board adopted a retirement policy wherein the Governance and Compliance Committee shall not recommend the continued service as a Trustee of a Board member who is older than 80 years of age at the time the Governance and Compliance Committee reports its findings to the Board.

2

In light of certain relationships between Mr. Honis and certain affiliates of the Adviser, including HCMLP, arising out of HCMLP’s pending Chapter 11 proceedings, Mr. Honis is treated as an Interested Trustee of the Trust effective January 28, 2020. From May 1, 2015 to January 28, 2020, Mr. Honis was treated as an Independent Trustee of the Trust.

82	Annual Report

ADDITIONAL INFORMATION (unaudited) (concluded)

September 30, 2020	Highland Funds II

Trustees and Officers

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Officers

Frank Waterhouse (4/14/1971)	Treasurer, Principal Accounting Officer, Principal Financial Officer and Principal Executive Officer	Indefinite Term; Treasurer since May 2015. Principal Financial Officer and Principal Accounting Officer since October 2017. Principal Executive Officer since February 2018.	Partner and Chief Financial Officer of HCMLP; Treasurer of the Highland Fund Complex since May 2015.

David Klos, CPA (5/6/1982)	Assistant Treasurer	Indefinite Term; Assistant Treasurer since April 2020.	Chief Accounting Officer at HCMLP since April 2020 and Financial Operations Principal for NexPoint Securities, Inc. since October 2016; Controller at HCMLP from March 2017 to March 2020; Assistant Controller at HCMLP from March 2015 until February 2017.

Jason Post (1/9/1979)	Chief Compliance Officer	Indefinite Term; Chief Compliance Officer since September 2015.	Chief Compliance Officer for Highland Capital Management Fund Advisors, L.P. (“HCMFA”) and NexPoint since September 2015; Chief Compliance Officer and Anti-Money Laundering Officer of the Highland Fund Complex since September 2015. Prior to his current role at HCMFA and NexPoint, Mr. Post served as Deputy Chief Compliance Officer and Director of Compliance for HCMLP.

Dustin Norris (1/6/1984)	Executive Vice President	Indefinite Term: Executive Vice President since April 2019	Head of Distribution and Chief Product Strategist at NexPoint since March 2019; President of NexPoint Securities, Inc. since April 2018; Head of Distribution at HCMFA from November 2017 until March 2019; Chief Product Strategist at HCMFA from September 2015 to March 2019; Officer of the Highland Fund Complex since November 2012.

Lauren Thedford (1/7/1989)	Secretary	Indefinite Term: Secretary since April 2019	Associate General Counsel at HCMLP since September 2017; In-House Counsel at HCMLP from January 2015 until September 2017; Secretary of the Highland Fund Complex since April 2019.

Annual Report	83

IMPORTANT INFORMATION ABOUT THIS REPORT

Investment Adviser

Highland Capital Management Fund Advisors, L.P.

300 Crescent Court, Suite 700

Dallas, TX 75201

Sub-Advisers

First Foundation Advisors

18/01 Von Karman Ave., Suite 700

Irvine, CA 92612-0145

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W. 7th Street, Suite 219424

Kansas City, Missouri 64105-1407

Underwriter

NexPoint Securities, Inc.

300 Crescent Court, Suite 700

Dallas, TX 75201

Custodian

Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

1350 Euclid Ave., Suite 800

Cleveland, OH 44115

Fund Counsel

K&L Gates LLP

1 Lincoln Street

Boston, MA 02111

This report has been prepared for shareholders of Highland Socially Responsible Equity Fund, Highland Small-Cap Equity Fund, Highland Total Return Fund and Highland Fixed Income Fund (collectively, the “Funds”). The Funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-877-665-1287 to request that additional reports be sent to you.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, and the Funds’ proxy voting records for the most recent 12-month period ended September 30, are available (i) without charge, upon request, by calling 1-877-665-1287 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT within sixty days after the end of the period. The Funds’ Form N-PORT are available on the Commission’s website at http://www.sec.gov and also may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may also obtain the Form N-PORT by visiting the Funds’ website at www.highlandfunds.com.

The Statements of Additional Information include additional information about the Funds’ Trustees and are available upon request without charge by calling 1-877-665-1287.

84	Annual Report

Highland Funds

c/o DST Asset Manager Solutions, Inc.

430 W 7th Street Suite 219424

Kansas City, MO 64105-1407

Highland Funds II	Annual Report, September 30, 2020

www.highlandfunds.com	HFII-AR-9/20

Item 2.	Code of Ethics.

(a)

Highland Funds II (the “Registrant”), as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)	Not applicable.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The Registrant has not granted any waiver, including any implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)

The Registrant’s code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed herewith as Exhibit (a)(1).

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by the report, the Registrant’s Board of Trustees (the “Board”) has determined that Bryan A. Ward, a member of the Audit & Qualified Legal Compliance Committee of the Board (the “Audit Committee”), is an audit committee financial expert as defined by the Securities and Exchange Commission (the “SEC”) in Item 3 of Form N-CSR. Mr. Ward is “independent” as defined by the SEC for purposes of this Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $265,000 for the fiscal year ended September 30, 2019 and $157,500 for the fiscal year ended September 30, 2020.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item are $120,000 for the fiscal year ended September 30, 2019 and $54,827 for the fiscal year ended September 30, 2020.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $36,000 for the fiscal year ended September 30, 2019 and $21,000 for the fiscal year ended September 30, 2020. Such services related to assistance on the Registrant’s tax returns and excise tax calculations.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for the fiscal year ended September 30, 2019 and $0 for the fiscal year ended September 30, 2020.

(e)(1)	Disclose the Audit Committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. (As used below, the term “Funds” includes the Registrant.)

The Audit Committee shall:

(a)

have direct responsibility for the appointment, compensation, retention and oversight of the Funds’ independent auditors and, in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the auditors; and

(b)

review and pre-approve (including associated fees) all audit and other services to be provided by the independent auditors to the Funds and all non-audit services to be provided by the independent auditors to the Funds’ investment adviser or any entity controlling, controlled by or under common control with the investment adviser (an “Adviser Affiliate”) that provides ongoing services to the Funds, if the engagement relates directly to the operations and financial reporting of the Funds; and

(c)	establish, to the extent permitted by law and deemed appropriate by the Audit Committee, detailed pre-approval policies and procedures for such services; and

(d)

review and consider whether the independent auditors’ provision of any non-audit services to the Funds, the Funds’ investment adviser or an Adviser Affiliate not pre-approved by the Audit Committee are compatible with maintaining the independence of the independent auditors.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	100%

(c)	100%

(d)	100%

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and an Adviser Affiliate that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant was $36,000 for the fiscal year ended September 30, 2019 and $21,000 for the fiscal year ended September 30, 2020.

(h)

The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and an Adviser Affiliate that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee, the Audit and Qualified Legal Compliance Committee, established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. It is composed of the following Trustees, each of whom is not an “interested person” as defined in the 1940 Act:

Dr. Bob Froehlich

Bryan A. Ward

Ethan Powell

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Annual Reports filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to Highland Funds II’s (“the Registrant”) Board of Trustees.

Item 11.	Controls and Procedures.

Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 (the “Exchange Act”) and the 1940 Act is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act (17 CFR 270.30a-3 (c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 13.	Exhibits.

(a)(1)	The code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certification pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto.

(a)(3)	Not applicable.

(a)(4)(i)	Certification pursuant to Item 4.01 of Form 8-K under the Exchange Act (17 CFR 249.308) is attached hereto.

(a)(4)(ii)	Letter from former accountant pursuant to Item 304(a) under Regulation S-K is attached hereto.

(b)	Certification pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HIGHLAND FUNDS II

By (Signature and Title):	/s/ Frank Waterhouse
Frank Waterhouse
Treasurer, Principal Accounting Officer, Principal Financial Officer, and Principal Executive Officer

Date: December 10, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following person(s) on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ Frank Waterhouse
Frank Waterhouse
Treasurer, Principal Accounting Officer, Principal Financial Officer, and Principal Executive Officer

Date: December 10, 2020